UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06456
                                                     ---------------------

                   Nuveen Premier Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT
October 31, 2007

                         Nuveen Investments
                         MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                            NUVEEN INVESTMENT
                                            QUALITY MUNICIPAL
                                            FUND, INC.
                                            NQM

                                            NUVEEN SELECT
                                            QUALITY MUNICIPAL
                                            FUND, INC.
                                            NQS

                                            NUVEEN QUALITY
                                            INCOME MUNICIPAL
                                            FUND, INC.
                                            NQU

                                            NUVEEN PREMIER
                                            MUNICIPAL INCOME
                                            FUND, INC.
                                            NPF

                                            NUVEEN MUNICIPAL
                                            HIGH INCOME
                                            OPPORTUNITY FUND
                                            NMZ

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)


LOGO: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger

Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds

NQM, NQS, NQU,
NPF, NMZ

Portfolio managers Paul Brennan, Tom Spalding, and John Miller discuss U.S. economic and municipal market conditions, key investment strategies, and the annual performance of these five national Funds. With 18 years of industry experience, Paul assumed portfolio management responsibility for NQM and NPF in 2006. A 31-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. John, who has 14 years of municipal market experience, has managed NMZ since its inception in 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2007?

Between November 1, 2006, and October 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped 14 basis points to end the reporting period at 4.47%. In the municipal bond interest rate market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal bond interest market rates, fell to 4.67% at the end of October 2007, a decline of 11 basis points from the end of October 2006. These numbers, however, do not hint at the dynamic nature of these markets during this period, particularly during the summer of 2007, when financial developments led to increased price volatility in the bond markets, tightening liquidity and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes.

After fourteen months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points--from 5.25% to 4.75%--in September 2007 and another 25 basis points--to 4.50%--in October 2007. A corresponding decline in short-term municipal bond interest rates helped produce a steepening of the yield curve late in the reporting period. For the annual period, bonds with longer maturities generally underperformed shorter maturity bonds. In addition, as the markets repriced risk, credit spreads (the difference in yield between higher-rated and lower-rated bonds) widened and higher quality bonds generally outperformed lower quality credits.




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded at below-trend levels of 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007 before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers are annualized). In the third quarter of 2007, increases in consumer spending, business investment, and exports helped GDP growth climb to 4.9%, overcoming a 20% decline in residential investment. Driven largely by higher energy and food prices, the Consumer Price Index (CPI) registered a 3.5% year-over-year gain as of October 2007. The labor market continued to be tight. October 2007 marked the 50th consecutive month of employment growth, the longest such stretch in U.S. history.

Over the twelve months ended October 2007, municipal bond issuance nationwide totaled $487.9 billion, an increase of 27% from the previous twelve months. One factor in this increased volume was an increase in advance refundings,1 driven by attractive borrowing rates for issuers during the earlier part of this period. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers and overseas investors.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

With the substantial increase in municipal issuance nationwide during this reporting period, our investment strategies continued to focus on finding opportunities in undervalued sectors and individual securities with the potential to add value to the Funds and keep our portfolios well diversified. The majority of purchases were bonds at the longer end of the yield curve (i.e., bonds with at least 20 years to maturity). These purchases helped to offset the shortening of the Funds' portfolio durations due to bond calls and the natural tendency of bond durations to shorten as time passes. In addition, as the yield curve steepened, bonds at this end of the curve generally provided incremental yield to support the Funds' dividends.

Given the market events over the past twelve months, the Funds generally placed greater priority on higher quality bonds. In NQM and NPF, for example, we added several new hospital issues, taking advantage of the number of uninsured health care credits--mostly rated AA--that came to market at attractive prices. As credit spreads widened, we believed that these AA rated hospital credits offered a good alternative to lower-rated bonds, providing us with an opportunity to add both quality and attractive yields that could help to support the Funds' income streams.



1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

During the latter part of this period, we also took advantage of opportunities to add lower-quality credits. Since we viewed some of the recent widening of credit spreads as a function of liquidity constraints and supply/demand factors rather than credit risk, we believed this situation represented a good opportunity to find new issues for our portfolios at attractive values. All five Funds participated in the $5.5 billion Ohio Buckeye Tobacco Settlement Financing Authority offering, the largest tobacco settlement financing deal ever issued. Tobacco bonds in general were being offered at attractive spreads wider than the national norm, and NQM, NPF and NMZ purchased some additional tobacco securities in order to bring the tobacco exposure of these Funds closer to the market average.

In addition to the purchases previously mentioned, NMZ, which was established as a high yield Fund that can invest up to 50% of its portfolio in sub-investment-grade quality municipal credits, also bought several hospital credits as well as charter schools, private schools and land-secured issues.

To generate cash for purchases, all of these Funds selectively sold pre-refunded holdings. NQM and NPF also sold some bonds that were nearing their redemption dates. Overall, however, selling was more limited during this period, particularly in NQS and NQU, where the majority of new purchases were funded with proceeds from called or matured bonds and sinking fund payments. In all of these Funds, proceeds were reinvested out longer on the yield curve to help maintain the Funds' durations within our preferred strategic range and improve the Funds' overall call protection profile.

In the municipal bond interest rate environment over the past twelve months, we also continued to emphasize a disciplined approach to duration2 management and yield curve positioning. As part of our duration management strategy, we used inverse floating rate securities,3 a type of derivative financial instrument, in all five of these Funds. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, NPF used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage net asset value (NAV) volatility without having a negative impact on income streams or common share dividends over the short term.




2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07

                                             1-Year       5-Year       10-Year
NQM                                          0.82%        5.60%        5.85%
NQS                                          1.70%        6.36%        6.16%
NQU                                          1.31%        6.34%        5.83%
NPF                                          0.48%        5.39%        5.72%

Lehman Brothers
Municipal
Bond Index4                                  2.91%        4.46%        5.29%

Lipper General
Leveraged
Municipal Debt
Funds Average5                               0.70%        6.31%        5.76%

NMZ                                          2.14%          N/A          N/A

Lehman Brothers
High-Yield
Municipal Bond Index4                        2.26%          N/A          N/A

Lipper High-Yield
Municipal Debt
Funds Average5                               1.44%          N/A          N/A

For the twelve months ended October 31, 2007, the total returns on NAV for NQM, NQS, NQU and NPF underperformed the return on the Lehman Brothers Municipal Bond Index. NQM, NQS and NQU exceeded the average return for their Lipper General Municipal Debt Funds Average, while NPF trailed the peer group average. The return for NMZ slightly trailed the Lehman Brothers High-Yield Municipal Bond Index and outperformed the Lipper High-Yield Municipal Debt Funds Average for the period. We should note that the Lehman Brothers High-Yield Municipal Bond Index is composed of 100% high-yield bonds, while NMZ comprises a maximum of 50% subinvestment-grade bonds, with the remainder invested in investment-grade credits. This difference can have an effect on NMZ's performance relative to the index.

One of the key factors in the performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index and Lehman Brothers High-Yield Municipal Bond Index over this period was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions




*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman Brothers High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investors Service and below BBB by Standard & Poor's or Fitch Ratings). Results for the Lehman indexes do not reflect any expenses.

5 The Lipper General Leveraged Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds; and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends. The Lipper High-Yield Municipal Debt Funds Average category is calculated using the returns of all 15 closed-end funds in this category for the one-year period. Fund and Lipper returns assume reinvestment of dividends.

are unfavorable. With the dramatic increases in yields on longer municipal bonds, the impact of valuation changes in these bonds was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term. This is demonstrated by each Fund's longer-term return performance--both in absolute terms and relative to the unmanaged (and expense-free) Lehman Brothers Municipal Bond Index.

Other factors that influenced the Funds' returns included sector allocations, advance refundings, yield curve and duration positioning, the use of derivatives and credit exposure.

Sectors of the market that performed well during this twelve-month period included transportation, special tax-backed issues and water and sewer. We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. NQM, NQS, NQU and NMZ saw pre-refundings of tobacco settlement holdings issued by New Jersey, and both NPF and NMZ had advance refundings of bonds issued by Golden State Tobacco Securitization Corporation (California). NMZ also benefited from the advance refunding of credits issued by West Penn Allegheny Health System and Pima County (Arizona) Heritage Elementary School.

During this period, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and eight years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. Varying levels of exposure to the longer part of the yield curve accounted for some of the performance differential among these five Funds. In general, the greater a Fund's exposure to the underperforming longer part of the curve, the greater the negative impact on the Fund's return for this period. Overall, NQS and NQU, which had relatively more exposure to the shorter end of the yield curve, were slightly better positioned in terms of duration than NQM, NPF and NMZ.

Because they effectively increased duration during a period when shorter durations were in favor in the market, the inverse floaters in place in these five Funds had a negative overall impact on the return performance of these Funds for the period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments should be positive contributors to the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over this period. As the markets repriced risk lower credit quality bonds generally underperformed the municipal bond interest rate market as a whole for the first time in several years. As of October 31, 2007, allocations of bonds rated BBB and lower and non-rated bonds accounted for approximately 11% of NQU's portfolio, 12% of NPF,

13% of NQM and 16% of NQS. In addition to its 11% holding of bonds rated BBB, NMZ held approximately 18% in bonds rated BB or lower (sub-investment-grade) and 39% in non-rated bonds, some of which Nuveen has determined to be of investment-grade quality. The Funds' weightings in bonds rated AAA and AA were generally positive for performance during this twelve-month period.

Bonds backed by the 1998 master tobacco settlement agreement performed poorly, due to the overall lower credit quality of the tobacco sector as well as the ample supply of these bonds in the marketplace. As of October 31, 2007, these bonds comprised approximately 4% to 6% of the portfolios of NQM, NQS, NQU, NPF and NMZ. NMZ held a non-rated multifamily housing credit--Pickwick Apartments in Kansas City, Missouri--that experienced some financial stress was subsequently sold out of the portfolio.

Dividend and Share Price
                 INFORMATION

As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in one monthly dividend reduction in NQM, NQS and NQU over the twelve-month period ended October 31, 2007. The dividends of NPF and NMZ remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of NMZ received a long-term capital gains distribution of $0.0045 per share and a net ordinary income distribution of $0.0002 at the end of December 2006.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, NQM, NQU and NPF had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. NQS and NMZ had positive UNII balances for both financial statement and tax purposes.

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Directors of NPF approved an open market share repurchase program. This was part of a broad, ongoing effort designed to support the market prices of the Fund's common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, NPF may repurchase up to 10% of its outstanding common shares. As of October 31, 2007, NPF had repurchased 182,300 common shares, representing 1% of the Fund's total common shares outstanding.

SHELF EQUITY PROGRAM

On September 24, 2007, a registration statement filed by NMZ became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share. NMZ issued 197,111 shares during the reporting period at an average price of $8.04 and an average premium to NAV of 4.32% per common share.

As of October 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             10/31/07                           Twelve-Month
                     Premium/Discount               Average Premium/Discount

NQM                            -7.65%                                 -0.77%
NQS                            -0.33%                                 +1.81%
NQU                            -8.70%                                 -3.96%
NPF                           -10.07%                                 -8.63%
NMZ                            +2.99%                                 +8.15%

NQM
Performance
OVERVIEW

Nuveen Investment Quality Municipal
Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed      68%
AA                       10%
A                         9%
BBB                      10%
BB or Lower               1%
N/R                       2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                           0.0675
Dec                           0.0675
Jan                           0.0675
Feb                           0.0675
Mar                           0.0675
Apr                           0.0675
May                           0.0675
Jun                           0.0675
Jul                           0.0675
Aug                           0.0675
Sep                           0.0645
Oct                           0.0645



Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      15.6
                              15.51
                              15.38
                              15.39
                              15.31
                              15.6199
                              15.73
                              15.58
                              15.44
                              15.47
                              15.56
                              15.53
                              15.42
                              15.55
                              15.68
                              15.5
                              15.51
                              15.51
                              15.73
                              15.76
                              15.62
                              15.68
                              15.62
                              15.63
                              15.55
                              15.56
                              15.73
                              15.7
                              15.66
                              15.62
                              15.48
                              15.46
                              15.13
                              14.89
                              14.92
                              14.89
                              14.877
                              14.75
                              14.75
                              14.67
                              14.7201
                              14.6
                              14.78
                              14.49
                              14.47
                              14.65
                              14.5
                              14.37
                              14.4
                              14.53
                              14.54
                              14.69
                              13.82
10/31/07                      13.88


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.88
------------------------------------
Common Share Net Asset Value  $15.03
------------------------------------
Premium/(Discount) to NAV     -7.65%
------------------------------------
Market Yield                   5.58%
------------------------------------
Taxable-Equivalent Yield1      7.75%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $538,266
------------------------------------
Average Effective Maturity on
Securities (Years)             15.09
------------------------------------
Leverage-Adjusted Duration     10.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/21/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.17%         0.82%
------------------------------------
5-Year          5.07%         5.60%
------------------------------------
10-Year         5.43%         5.85%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     13.3%
------------------------------------
New York                       10.4%
------------------------------------
Texas                           9.5%
------------------------------------
Illinois                        7.6%
------------------------------------
Washington                      5.5%
------------------------------------
Minnesota                       4.8%
------------------------------------
District of Columbia            4.2%
------------------------------------
Nevada                          3.2%
------------------------------------
Georgia                         2.9%
------------------------------------
Colorado                        2.9%
------------------------------------
Michigan                        2.6%
------------------------------------
Louisiana                       2.5%
------------------------------------
Florida                         2.5%
------------------------------------
Indiana                         2.1%
------------------------------------
Massachusetts                   2.1%
------------------------------------
Wisconsin                       2.0%
------------------------------------
Oklahoma                        2.0%
------------------------------------
Other                          19.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.8%
------------------------------------
Health Care                    14.6%
------------------------------------
Tax Obligation/General         13.3%
------------------------------------
Tax Obligation/Limited         10.8%
------------------------------------
Transportation                 10.6%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Consumer Staples                4.4%
------------------------------------
Other                          13.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQS
Performance
OVERVIEW

Nuveen Select
Quality Municipal
Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed      74%
AA                        6%
A                         4%
BBB                      11%
BB or Lower               4%
N/R                       1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                           0.0705
Dec                           0.0705
Jan                           0.0705
Feb                           0.0705
Mar                           0.0705
Apr                           0.0705
May                           0.0705
Jun                            0.067
Jul                            0.067
Aug                            0.067
Sep                            0.067
Oct                            0.067

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      15.5
                              15.7
                              15.87
                              15.81
                              16
                              16.24
                              16.33
                              16.11
                              15.9
                              16.2
                              16.25
                              16.08
                              16
                              15.94
                              15.94
                              16.07
                              16.2
                              16.25
                              16.21
                              16.21
                              15.9299
                              15.88
                              15.81
                              16.16
                              16.19
                              16.45
                              16.31
                              16.6
                              16.6
                              16.36
                              16
                              15.84
                              15.54
                              14.96
                              14.84
                              14.97
                              14.84
                              14.76
                              15.01
                              14.77
                              14.74
                              14.62
                              14.4
                              14.5
                              14.83
                              14.93
                              14.76
                              14.72
                              14.86
                              14.8
                              14.74
                              15.1
                              15.15
10/31/07                      15


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.00
------------------------------------
Common Share Net Asset Value  $15.05
------------------------------------
Premium/(Discount) to NAV     -0.33%
------------------------------------
Market Yield                   5.36%
------------------------------------
Taxable-Equivalent Yield1      7.44%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $511,670
------------------------------------
Average Effective Maturity on
Securities (Years)             14.50
------------------------------------
Leverage-Adjusted Duration      8.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.31%         1.70%
------------------------------------
5-Year          7.35%         6.36%
------------------------------------
10-Year         6.31%         6.16%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       11.6%
------------------------------------
Texas                           9.9%
------------------------------------
Colorado                        7.0%
------------------------------------
New York                        6.9%
------------------------------------
South Carolina                  6.1%
------------------------------------
Michigan                        5.1%
------------------------------------
Nevada                          4.7%
------------------------------------
New Jersey                      4.5%
------------------------------------
California                      4.1%
------------------------------------
Ohio                            4.0%
------------------------------------
Tennessee                       4.0%
------------------------------------
New Mexico                      3.0%
------------------------------------
Utah                            2.5%
------------------------------------
North Carolina                  2.4%
------------------------------------
Washington                      2.1%
------------------------------------
District of Columbia            2.1%
------------------------------------
Alabama                         2.0%
------------------------------------
Wisconsin                       2.0%
------------------------------------
Other                          16.0%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                32.1%
------------------------------------
Utilities                      14.7%
------------------------------------
Health Care                    13.0%
------------------------------------
Transportation                 12.5%
------------------------------------
Tax Obligation/General          8.4%
------------------------------------
Tax Obligation/Limited          6.5%
------------------------------------
Consumer Staples                5.9%
------------------------------------
Other                           6.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQU
Performance
OVERVIEW

Nuveen Quality
Income Municipal
Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed      79%
AA                        6%
A                         4%
BBB                       6%
BB or Lower               4%
N/R                       1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                           0.0635
Dec                           0.0635
Jan                           0.0635
Feb                           0.0635
Mar                           0.0635
Apr                           0.0635
May                           0.0635
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605
Sep                           0.0605
Oct                           0.0605

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      14.75
                              14.7
                              14.96
                              14.94
                              14.93
                              15.09
                              15.02
                              14.9
                              14.82
                              14.92
                              14.97
                              14.85
                              14.87
                              14.83
                              14.94
                              15
                              15.02
                              15.02
                              15.15
                              15.19
                              15.1
                              15.09
                              15.1
                              15.1
                              15.19
                              15.3
                              15.52
                              15.59
                              15.47
                              15.22
                              15.13
                              15.04
                              14.7
                              14.1
                              13.92
                              13.96
                              13.94
                              13.72
                              13.72
                              13.75
                              13.81
                              13.56
                              13.5
                              13.65
                              13.8
                              14.24
                              13.89
                              13.65
                              13.72
                              13.66
                              13.74
                              13.97
                              13.62
12/31/07                      13.64

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.64
------------------------------------
Common Share Net Asset Value  $14.94
------------------------------------
Premium/(Discount) to NAV     -8.70%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield1      7.39%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $810,086
------------------------------------
Average Effective Maturity on
Securities (Years)             12.89
------------------------------------
Leverage-Adjusted Duration      8.65
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.54%         1.31%
------------------------------------
5-Year          5.67%         6.34%
------------------------------------
10-Year         4.69%         5.83%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.4%
------------------------------------
New York                       10.9%
------------------------------------
Illinois                        9.6%
------------------------------------
California                      7.7%
------------------------------------
Washington                      6.5%
------------------------------------
South Carolina                  5.8%
------------------------------------
Massachusetts                   5.1%
------------------------------------
Nevada                          4.6%
------------------------------------
Oklahoma                        4.4%
------------------------------------
New Jersey                      3.2%
------------------------------------
Ohio                            2.7%
------------------------------------
Pennsylvania                    2.4%
------------------------------------
Colorado                        2.3%
------------------------------------
Louisiana                       2.2%
------------------------------------
Alabama                         2.0%
------------------------------------
Other                          19.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                38.9%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Transportation                 13.2%
------------------------------------
Utilities                       9.5%
------------------------------------
Health Care                     7.9%
------------------------------------
Consumer Staples                4.1%
------------------------------------
Other                          11.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPF
Performance
OVERVIEW

Nuveen Premier
Municipal Income
Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed      62%
AA                       15%
A                        11%
BBB                      11%
N/R                       1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                            0.056
Dec                            0.056
Jan                            0.056
Feb                            0.056
Mar                            0.056
Apr                            0.056
May                            0.056
Jun                            0.056
Jul                            0.056
Aug                            0.056
Sep                            0.056
Oct                            0.056

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      13.68
                              13.75
                              13.85
                              13.8699
                              13.87
                              14.02
                              14.06
                              13.8001
                              13.73
                              13.85
                              13.85
                              13.8233
                              13.94
                              13.87
                              13.95
                              14.01
                              14.16
                              14.14
                              14.27
                              14.33
                              14.21
                              14.15
                              14.12
                              14.2
                              14.23
                              14.17
                              14.13
                              14.19
                              14.16
                              14.12
                              13.93
                              13.88
                              13.61
                              13.48
                              13.5
                              13.61
                              13.5
                              13.43
                              13.461
                              13.49
                              13.66
                              13.25
                              13.15
                              13.05
                              13.4
                              13.58
                              13.54
                              13.28
                              13.3
                              13.26
                              13.2
                              13.21
                              13.2109
10/31/07                      13.3

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.30
------------------------------------
Common Share Net Asset Value  $14.79
------------------------------------
Premium/(Discount) to NAV    -10.07%
------------------------------------
Market Yield                   5.05%
------------------------------------
Taxable-Equivalent Yield1      7.01%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $294,378
------------------------------------
Average Effective Maturity on
Securities (Years)             15.92
------------------------------------
Leverage-Adjusted Duration     11.14
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.28%         0.48%
------------------------------------
5-Year          4.59%         5.39%
------------------------------------
10-Year         4.27%         5.72%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     13.2%
------------------------------------
New York                       13.1%
------------------------------------
Illinois                        7.9%
------------------------------------
Washington                      5.2%
------------------------------------
South Carolina                  4.7%
------------------------------------
Colorado                        4.1%
------------------------------------
Arizona                         4.1%
------------------------------------
Texas                           3.7%
------------------------------------
Louisiana                       3.6%
------------------------------------
New Jersey                      3.5%
------------------------------------
Wisconsin                       3.5%
------------------------------------
Minnesota                       3.0%
------------------------------------
Georgia                         2.5%
------------------------------------
North Carolina                  2.4%
------------------------------------
Michigan                        2.4%
------------------------------------
Indiana                         1.9%
------------------------------------
Florida                         1.9%
------------------------------------
Other                          19.3%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         16.1%
------------------------------------
Utilities                      13.8%
------------------------------------
U.S. Guaranteed                13.6%
------------------------------------
Tax Obligation/General         13.5%
------------------------------------
Health Care                    13.1%
------------------------------------
Transportation                  9.1%
------------------------------------
Water and Sewer                 5.5%
------------------------------------
Consumer Staples                4.5%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMZ
Performance
OVERVIEW

Nuveen Municipal
High Income
Opportunity Fund

as of October 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed      23%
A                         9%
BBB                      11%
BB or Lower              18%
N/R                      39%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                           0.0815
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0815
Apr                           0.0815
May                           0.0815
Jun                           0.0815
Jul                           0.0815
Aug                           0.0815
Sep                           0.0815
Oct                           0.0815

Line Chart:
2006-2007 Monthly Tax-Free Dividends Per Share(2)
11/01/06                      17.23
                              17.15
                              17.25
                              17.1
                              17.19
                              16.93
                              17.3
                              17.3
                              17.71
                              17.71
                              17.49
                              17.49
                              17.51
                              17.64
                              17.55
                              17.62
                              17.7
                              17.6599
                              17.89
                              17.82
                              17.72
                              17.6799
                              17.75
                              17.67
                              18.05
                              18.06
                              18.2
                              18.1112
                              18.16
                              17.82
                              17.69
                              17.6
                              16.65
                              16.44
                              16.9
                              17.06
                              16.99
                              16.74
                              16.31
                              16.15
                              16.2001
                              16.29
                              15.33
                              16.01
                              16.5
                              16.81
                              16.45
                              16.21
                              16.17
                              16.07
                              16.11
                              16
                              15.85
10/31/07                      15.82

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.82
------------------------------------
Common Share Net Asset Value  $15.36
------------------------------------
Premium/(Discount) to NAV      2.99%
------------------------------------
Market Yield                   6.18%
------------------------------------
Taxable-Equivalent Yield1      8.58%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $361,484
------------------------------------
Average Effective Maturity on
Securities (Years)             19.10
------------------------------------
Leverage-Adjusted Duration     10.22
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.68%         2.14%
------------------------------------
Since
Inception       8.10%         8.81%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                      9.2%
------------------------------------
Texas                           7.2%
------------------------------------
Indiana                         6.3%
------------------------------------
Ohio                            5.8%
------------------------------------
Colorado                        5.7%
------------------------------------
Florida                         5.7%
------------------------------------
Illinois                        4.7%
------------------------------------
Louisiana                       4.1%
------------------------------------
Wisconsin                       4.0%
------------------------------------
Arizona                         3.6%
------------------------------------
Michigan                        3.5%
------------------------------------
New Jersey                      3.3%
------------------------------------
Virginia                        3.2%
------------------------------------
Pennsylvania                    3.2%
------------------------------------
Oklahoma                        2.4%
------------------------------------
Washington                      2.3%
------------------------------------
Nebraska                        2.3%
------------------------------------
Maryland                        2.2%
------------------------------------
Nevada                          2.2%
------------------------------------
Other                          19.1%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    17.0%
------------------------------------
U.S. Guaranteed                16.5%
------------------------------------
Tax Obligation/Limited         15.6%
------------------------------------
Housing/Multifamily             7.8%
------------------------------------
Utilities                       7.7%
------------------------------------
Transportation                  7.0%
------------------------------------
Education and Civic
   Organizations                4.9%
------------------------------------
Materials                       4.5%
------------------------------------
Industrials                     4.3%
------------------------------------
Other                          14.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0047 per share.

NQM
NQS
NQU


Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 31, 2007, at The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting shareholders were asked to vote on the election of Board Members. Additionally a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a New Investment Management Agreement and to ratify the selection of Ernst and Young LLP as the fund's independent registered public accounting firm; the meetings for Nuveen Premier Municipal Income Fund (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ) were subsequently adjourned to October 22, 2007.

                                             NQM                                NQS                                NQU
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                   Common and                         Common and                         Common and
                                MuniPreferred   MuniPreferred      MuniPreferred   MuniPreferred      MuniPreferred    MuniPreferred
                                shares voting   shares voting      shares voting   shares voting      shares voting    shares voting
                                     together        together           together        together           together         together
                                   as a class      as a class         as a class      as a class         as a class   and as a class
====================================================================================================================================
   For                             18,710,215              --         17,412,252              --         27,796,332               --
   Against                            742,905              --            822,446              --          1,303,489               --
   Abstain                            627,387              --            676,277              --          1,034,593               --
   Broker Non-Votes                 5,433,261              --          5,232,193              --          8,545,494               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           25,513,768              --         24,143,168              --         38,679,908               --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                             31,784,243              --         30,577,770              --         48,217,096               --
   Withhold                           453,120              --            560,139              --            796,320               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
Jack B. Evans
   For                             31,797,350              --         30,586,990              --         48,208,590               --
   Withhold                           440,013              --            550,919              --            804,826               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
William C. Hunter
   For                             31,797,389              --         30,589,958              --         48,219,424               --
   Withhold                           439,974              --            547,951              --            793,992               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
David J. Kundert
   For                             31,792,378              --         30,590,909              --         48,219,278               --
   Withhold                           444,985              --            547,000              --            794,138               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
William J. Schneider
   For                                     --          11,138                 --          10,348                 --           16,325
   Withhold                                --              29                 --              50                 --              517
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   --          11,167                 --          10,398                 --           16,842
====================================================================================================================================
Timothy R. Schwertfeger
   For                                     --          11,138                 --          10,342                 --           16,325
   Withhold                                --              29                 --              56                 --              517
------------------------------------------------------------------------------------------------------------------------------------
   Total                                   --          11,167                 --          10,398                 --           16,842
====================================================================================================================================
Judith M. Stockdale
   For                             31,819,307              --         30,564,356              --         48,204,941               --
   Withhold                           418,056              --            573,553              --            808,475               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
Carole E. Stone
   For                             31,816,728              --         30,566,419              --         48,207,322               --
   Withhold                           420,635              --            571,490              --            806,094               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
Eugene S. Sunshine(1)
   For                             31,788,442              --         30,588,455              --         48,208,070               --
   Withhold                           448,921              --            549,454              --            805,346               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           32,237,363              --         31,137,909              --         49,013,416               --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                             24,840,169              --         23,455,004              --         37,590,468               --
   Against                            335,618              --            365,690              --            516,701               --
   Abstain                            337,981              --            322,474              --            572,739               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           25,513,768              --         24,143,168              --         38,679,908               --
====================================================================================================================================
(1)  Mr. Sunshine resigned from the Funds' Board of Directors on July 31, 2007.

NPF
NMZ


Shareholder MEETING REPORT (continued)

                                                                                NPF                                NMZ
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                                                      Common and                        Common and
                                                                   MuniPreferred   MuniPreferred      MuniPreferred    MuniPreferred
                                                                   shares voting   shares voting      shares voting    shares voting
                                                                        together        together           together         together
                                                                      as a class      as a class         as a class   and as a class
====================================================================================================================================
   For                                                                 9,914,117              --         12,109,311               --
   Against                                                               890,905              --            600,024               --
   Abstain                                                               385,987              --            490,749               --
   Broker Non-Votes                                                    3,277,510              --          4,708,127               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              14,468,519              --         17,908,211               --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                                17,020,180              --                 --               --
   Withhold                                                              651,312              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --                 --               --
====================================================================================================================================
Jack B. Evans
   For                                                                17,018,050              --                 --               --
   Withhold                                                              653,442              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --                 --               --
====================================================================================================================================
William C. Hunter
   For                                                                17,032,053              --                 --               --
   Withhold                                                              639,439              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --                 --               --
====================================================================================================================================
David J. Kundert
   For                                                                17,024,698              --                 --               --
   Withhold                                                              646,794              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --                 --               --
====================================================================================================================================
William J. Schneider
   For                                                                        --           5,898                 --            5,425
   Withhold                                                                   --              67                 --              213
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           5,965                 --            5,638
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                        --           5,898                 --            5,425
   Withhold                                                                   --              67                 --              213
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           5,965                 --            5,638
====================================================================================================================================
Judith M. Stockdale
   For                                                                17,027,993              --         22,398,385               --
   Withhold                                                              643,499              --            261,737               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --         22,660,122               --
====================================================================================================================================
Carole E. Stone
   For                                                                17,024,913              --         22,391,658               --
   Withhold                                                              646,579              --            268,464               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --         22,660,122               --
====================================================================================================================================
Eugene S. Sunshine(1)
   For                                                                17,023,669              --                 --               --
   Withhold                                                              647,823              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              17,671,492              --                 --               --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                14,074,606              --         17,333,691               --
   Against                                                               178,064              --            270,283               --
   Abstain                                                               215,849              --            304,237               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              14,468,519              --         17,908,211               --
====================================================================================================================================
(1)  Mr. Sunshine resigned from the Funds' Board of Directors on July 31, 2007.

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund (the "Funds") as of October 31, 2007, and the related statements of operations and cash flows (Nuveen Premier Municipal Income Fund, Inc. only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., and Nuveen Municipal High Income Opportunity Fund at October 31, 2007, the results of their operations and cash flows (Nuveen Premier Municipal Income Fund, Inc. only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 21, 2007

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       3,800   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00          AA     $    3,820,520
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        1,200    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          1,230,408
          800    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            779,168

        1,250   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          1,227,713
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
        7,050   Total Alabama                                                                                             7,057,809
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          4,299,440
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

                Northern Tobacco Securitization Corporation, Alaska, Tobacco
                Settlement Asset-Backed Bonds, Series 2006A:
        4,000    5.000%, 6/01/32                                                      6/14 at 100.00        Baa3          3,538,080
        1,500    5.000%, 6/01/46                                                      6/14 at 100.00        Baa3          1,276,455

------------------------------------------------------------------------------------------------------------------------------------
        9,500   Total Alaska                                                                                              9,113,975
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.6% (0.4% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            202,950
          265    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            268,381

        3,335   Mesa, Arizona, Utility System Revenue Bonds, Reset Option             7/17 at 100.00         AAA          2,762,481
                 Longs, Series 11032- 11034, 5.258%, 7/01/31 (IF)

------------------------------------------------------------------------------------------------------------------------------------
        3,800   Total Arizona                                                                                             3,233,812
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,295   Arkansas Development Finance Authority, Home Mortgage                 7/08 at 101.50         AAA          1,309,167
                 Revenue Bonds, FNMA/GNMA Mortgage-Backed Securities
                 Program, Series 1998A, 5.150%, 7/01/17

                University of Arkansas, Pine Bluff Campus, Revenue Bonds,
                Series 2005A:
        3,290    5.000%, 12/01/30 - AMBAC Insured                                    12/15 at 100.00         Aaa          3,424,068
        2,000    5.000%, 12/01/35 - AMBAC Insured                                    12/15 at 100.00         Aaa          2,069,120

                Van Buren County, Arkansas, Sales and Use Tax Revenue Refunding
                and Construction Bonds, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                    12/10 at 100.00         Aaa          1,104,152
        3,545    5.650%, 12/01/31 - AMBAC Insured                                    12/10 at 100.00         Aaa          3,716,543

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB            982,140
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/30

------------------------------------------------------------------------------------------------------------------------------------
       12,185   Total Arkansas                                                                                           12,605,190
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 21.0% (13.3% OF TOTAL INVESTMENTS)

$       3,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+     $    3,046,380
                 University of Southern California, Series 2005, 4.750%, 10/01/28

        1,000   California Educational Facilities Authority, Revenue Bonds,          11/15 at 100.00          A2          1,016,810
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

        2,500   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          2,530,475
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        4,285   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          4,289,199
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        5,500   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          5,501,870
                 Sutter Health, Series 2007A, 5.000%, 11/15/42

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,000    5.250%, 7/01/30                                                      7/15 at 100.00        BBB+          1,003,990
        1,000    5.000%, 7/01/39                                                      7/15 at 100.00        BBB+            951,920

       10,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/25    8/13 at 100.00          A+         10,517,700

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,969,369
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,675   Commerce Joint Power Financing Authority, California,                   No Opt. Call          AA          2,677,434
                 Tax Allocation Refunding Bonds, Redevelopment Projects 2 and 3,
                 Series 2003A, 5.000%, 8/01/28 - RAAI Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2007A-1:
        3,000    5.000%, 6/01/33                                                      6/17 at 100.00         BBB          2,672,760
          610    5.125%, 6/01/47                                                      6/17 at 100.00         BBB            536,605

        9,740   Huntington Park Redevelopment Agency, California,                       No Opt. Call         AAA         13,426,785
                 Single Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19 (ETM)

        1,030   Natomas Union School District, Sacramento County, California,           No Opt. Call         AAA          1,201,165
                 General Obligation Refunding Bonds, Series 1999,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         21,078,495
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities Program             No Opt. Call         AAA         18,257,616
                 Single Family Mortgage Revenue Bonds, Series 1988B,
                 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)

        3,415   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (4)          3,881,387
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        5,000   Riverside Unified School District, Riverside County, California,      2/12 at 101.00         AAA          5,199,550
                 General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 -
                 FGIC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            250,908
          275    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            274,236

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        6,175    0.000%, 1/15/28 - MBIA Insured                                         No Opt. Call         AAA          2,372,806
        8,135    0.000%, 1/15/34 - MBIA Insured                                         No Opt. Call         AAA          2,305,378
       17,195    0.000%, 1/15/35 - MBIA Insured                                         No Opt. Call         AAA          4,644,026

        3,185   University of California, General Revenue Bonds, Series 2005G,        5/13 at 101.00         AAA          3,216,117
                 4.750%, 5/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      119,785   Total California                                                                                        112,822,981
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 4.5% (2.9% OF TOTAL INVESTMENTS)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical      6/16 at 100.00          A-            990,190
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre           3/15 at 100.00        BBB+            393,824
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25


                                       21

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$          20   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aaa     $       20,322
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         13,106,489
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 -
                 AMBAC Insured (Alternative Minimum Tax)

        7,865   El Paso County School District 11, Colorado Springs, Colorado,       12/07 at 125.00     AA- (4)          9,847,295
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21 (Pre-refunded 12/01/07)

------------------------------------------------------------------------------------------------------------------------------------
       21,735   Total Colorado                                                                                           24,358,120
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 6.6% (4.2% OF TOTAL INVESTMENTS)

       23,745   District of Columbia Water and Sewerage Authority, Public             4/09 at 160.00         AAA         26,874,589
                 Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 -
                 FSA Insured

        3,000   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA          3,450,270
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, Revenue Bonds, Georgetown University,            4/11 at 31.03         AAA          4,351,479
                 Series 2001A, 0.000%, 4/01/31 (Pre-refunded 4/01/11) -
                 MBIA Insured

        1,200   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00         AAA          1,106,916
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       43,895   Total District of Columbia                                                                               35,783,254
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.9% (2.5% OF TOTAL INVESTMENTS)

        1,000   Board of Regents, Florida State University, Housing Facility          5/15 at 101.00         AAA          1,038,210
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/27 - MBIA Insured

        4,230   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          4,299,541
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        1,580   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00        BBB+          1,591,834
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

        3,200   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,354,016
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

        1,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/17 at 100.00         AAA            961,000
                 International Airport Hub, Series 2007B, 4.500%, 10/01/31 -
                 MBIA Insured

        4,335   Miami-Dade County, Florida, Aviation Revenue Bonds, Residuals        10/17 at 100.00         AAA          3,827,892
                 Series 1016, 6.002%, 10/01/31 - MBIA Insured (IF)

        5,895   South Miami Health Facilities Authority, Florida, Hospital Revenue,   8/17 at 100.00         AA-          5,860,868
                 Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42

------------------------------------------------------------------------------------------------------------------------------------
       21,240   Total Florida                                                                                            20,933,361
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.6% (2.9% OF TOTAL INVESTMENTS)

       10,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA         10,542,900
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded 1/01/10) -
                 FGIC Insured

        2,710   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          2,822,790
                 Series 2004, 5.000%, 11/01/23 - FSA Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,            No Opt. Call         AAA          2,239,460
                 Hamilton Health Care System Inc., Series 1996,
                 5.500%, 8/15/26 - MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds,          9/11 at 102.00         AAA          6,407,092
                 Georgia State University - TUFF/Atlanta Housing LLC,
                 Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          2,645,910
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
       22,940   Total Georgia                                                                                            24,658,152
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.1% (0.7% OF TOTAL INVESTMENTS)

$       4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,            12/11 at 100.00         Aaa     $    5,060,409
                 5.375%, 12/01/31 - MBIA Insured

                Madison County, Idaho, Hospital Revenue Certificates of
                Participation, Madison Memorial Hospital, Series 2006:
          500    5.250%, 9/01/26                                                      9/16 at 100.00        BBB-            496,710
          500    5.250%, 9/01/30                                                      9/16 at 100.00        BBB-            488,585

------------------------------------------------------------------------------------------------------------------------------------
        5,810   Total Idaho                                                                                               6,045,704
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.0% (7.6% OF TOTAL INVESTMENTS)

        4,705   Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University,     3/10 at 101.00      AA (4)          5,029,598
                 Series 2000, 6.250%, 3/01/20 (Pre-refunded 3/01/10) -
                 RAAI Insured

       14,600   Chicago Greater Metropolitan Area Sanitary District, Illinois,       12/16 at 100.00         AAA         15,975,758
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

        4,775   Chicago Public Building Commission, Illinois, General Obligation      3/13 at 100.00         AAA          5,162,396
                 Lease Bonds, Chicago Transit Authority, Series 2003,
                 5.250%, 3/01/23 (Pre-refunded 3/01/13) - AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government              1/11 at 100.00         Aaa          2,267,026
                 Program Revenue Bonds, DuPage and Cook Counties
                 Community Unit School District 205 - Elmhurst, Series 2000,
                 6.000%, 1/01/19 (Pre-refunded 1/01/11) - FSA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,500    5.250%, 11/15/21                                                     5/14 at 100.00           A          2,576,575
        1,000    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,028,370

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            387,025
                 Series 2006, 5.125%, 1/01/25

        2,600   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          2,620,150
                 Medical Center, Series 2002, 5.500%, 5/15/32

       12,725   Kane, Cook and DuPage Counties School District 46, Elgin,               No Opt. Call         Aaa         14,756,165
                 Illinois, General Obligation School Bonds, Series 1997,
                 7.800%, 1/01/12 - FSA Insured

        6,300   Madison County Community Unit School District 7,                        No Opt. Call         AAA          6,858,684
                 Edwardsville, Illinois, School Building Bonds, Series 1994,
                 5.850%, 2/01/13 - FGIC Insured (ETM)

        6,015   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          3,204,070
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

                Will County High School District 204, Joliet, Illinois, General
                Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                         No Opt. Call         AAA          1,453,326
        1,300    8.700%, 12/01/14 - FSA Insured                                         No Opt. Call         AAA          1,694,810

        1,180   Will County School District 17, Channahon, Illinois, General            No Opt. Call         Aaa          1,478,634
                 Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       61,350   Total Illinois                                                                                           64,492,587
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.3% (2.1% OF TOTAL INVESTMENTS)

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage       4/11 at 101.00     Aa3 (4)          5,977,266
                 Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded 4/01/11)

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing        7/10 at 102.00         Aaa          1,966,574
                 Mortgage Revenue Bonds, Cloverleaf Apartments Project
                 Phase I, Series 2000, 6.000%, 1/20/31

        2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00         Aaa          2,609,121
                 Revenue Bonds, Blueridge Terrace Project, Series 2000,
                 6.050%, 1/20/36

                St. Joseph County Hospital Authority, Indiana, Revenue Bonds,
                Madison Center Inc., Series 2005:
        1,550    5.250%, 2/15/23                                                      2/15 at 100.00         BBB          1,564,353
        2,500    5.375%, 2/15/34                                                      2/15 at 100.00         BBB          2,507,250

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage        1/13 at 101.00         AAA          3,069,786
                 Bonds, Series 2001, 5.750%, 7/15/14 (Pre-refunded 1/15/13) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total Indiana                                                                                            17,694,350
------------------------------------------------------------------------------------------------------------------------------------


                                       23

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB     $    7,424,640
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        1,000   Kansas Development Finance Authority, Health Facilities Revenue      11/15 at 100.00          A2          1,022,220
                 Bonds, Hays Medical Center Inc., Series 2005L,
                 5.000%, 11/15/22

          620   Sedgwick and Shawnee Counties, Kansas, GNMA                             No Opt. Call         Aaa            650,380
                 Mortgage-Backed Securities Program Single Family Revenue
                 Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative
                 Minimum Tax)

        3,400   Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest           8/16 at 100.00         AAA          4,300,796
                 Hotel Corporation, Series 1988, 9.500%, 10/01/16
                 (Pre-refunded 8/15/16) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,020   Total Kansas                                                                                              5,973,396
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding       1/08 at 101.00         AAA          2,040,360
                 Bonds, Jewish Hospital HealthCare Services Inc.,
                 Series 1996, 5.700%, 1/01/21 - AMBAC Insured

          510   Louisville and Jefferson County Metropolitan Government,             10/16 at 100.00         N/R            498,347
                 Kentucky, Industrial Building Revenue Bonds, Sisters of
                 Mercy of the Americas, Series 2006, 5.000%, 10/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,510   Total Kentucky                                                                                            2,538,707
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.9% (2.5% OF TOTAL INVESTMENTS)

          870   East Baton Rouge Mortgage Finance Authority, Louisiana,               4/08 at 102.00         Aaa            878,378
                 GNMA/FNMA Mortgage-Backed Securities Program Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single
                Family Mortgage Revenue Bonds, Series 2000G-2:
        1,030    6.300%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa          1,073,456
          685    5.550%, 6/01/32 (Alternative Minimum Tax)                           12/10 at 102.00         Aaa            690,720

          445   Jefferson Parish Home Mortgage Authority, Louisiana,                 12/09 at 103.00         Aaa            465,617
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 2000A-2, 7.500%, 12/01/30 (Alternative Minimum Tax)

        3,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          3,054,450
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        2,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          2,519,875
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

       11,545   Orleans Parish School Board, Louisiana, General Obligation              No Opt. Call         AAA         12,313,204
                 Refunding Bonds, Series 1987, 9.000%, 2/01/09 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       20,075   Total Louisiana                                                                                          20,995,700
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3          2,573,500
                 Revenue Bonds, MedStar Health, Series 2004,
                 5.375%, 8/15/24
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.3% (2.1% OF TOTAL INVESTMENTS)

        5,010   Massachusetts Development Financing Authority, Assisted              12/09 at 102.00         N/R          5,151,382
                 Living Revenue Bonds, Prospect House Apartments,
                 Series 1999, 7.000%, 12/01/31

        1,105   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB          1,120,879
                 Revenue Bonds, Caritas Christi Obligated Group,
                 Series 1999A, 5.625%, 7/01/20

        1,875   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,974,731
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,044,860
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

        5,100   Massachusetts School Building Authority, Dedicated Sales Tax          8/15 at 100.00         AAA          5,356,224
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/23 - FSA Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       1,000   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA     $    1,079,490
                 Bonds, Series 2005A, 5.250%, 8/01/26 - MBIA Insured

        1,040   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA            888,992
                 Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                 FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       17,130   Total Massachusetts                                                                                      17,616,558
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.1% (2.6% OF TOTAL INVESTMENTS)

        4,250   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA          4,596,460
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/20 (Pre-refunded 5/01/12) - FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding                No Opt. Call         AAA         11,911,814
                 Bonds, Series 1993, 6.500%, 7/01/15 - FGIC Insured

        1,800   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,885,896
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        1,350   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA          1,423,305
                 Program, Series 2005II, 5.000%, 10/15/22 - AMBAC Insured

        2,000   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          2,026,880
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

          340   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            336,413
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.500%, 6/01/35

------------------------------------------------------------------------------------------------------------------------------------
       19,955   Total Michigan                                                                                           22,180,768
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 7.5% (4.8% OF TOTAL INVESTMENTS)

        8,250   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00          A-          8,292,240
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        5,000   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          6,972,050
                 Authority, Minnesota, GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

          620   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00           A            654,007
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29

       19,380   Minnesota Agricultural and Economic Development Board,               11/10 at 101.00       A (4)         21,173,617
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 2000A, 6.375%, 11/15/29
                 (Pre-refunded 11/15/10)

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            724,955
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

        1,665   Rochester, Minnesota, Health Care Facilities Revenue Bonds,           5/16 at 100.00          AA          1,695,669
                 Series 2006, 5.000%, 11/15/36

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,051,660
                 Revenue Bonds, Healtheast Inc., Series 2005,
                 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       36,615   Total Minnesota                                                                                          40,564,198
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,305,713
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.6% (0.4% OF TOTAL INVESTMENTS)

          200   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            198,672
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        1,000   Jackson County Reorganized School District R-7, Lees Summit,          3/16 at 100.00         Aaa          1,069,140
                 Missouri, General Obligation Bonds, Series 2006,
                 5.250%, 3/01/26 - MBIA Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            859,451
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,171,137

------------------------------------------------------------------------------------------------------------------------------------
        3,205   Total Missouri                                                                                            3,298,400
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       3,000   Montana Board of Housing, Single Family Program Bonds,                6/14 at 100.00         AA+     $    2,956,320
                 Series 2005-RA-1, 4.750%, 6/01/44
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        4,000   Lincoln Electric System, Nebraska, Electric System Revenue            9/17 at 100.00         AAA          3,644,520
                 Bonds, Series 2007A, Residuals 07-1007-9, 5.973%, 9/01/37 -
                 FGIC Insured (IF)

        2,145   NebHelp Inc., Nebraska, Revenue Bonds, Student Loan Program,          3/08 at 100.00         AAA          2,160,616
                 Series 1993B, 5.875%, 6/01/14 - MBIA Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,145   Total Nebraska                                                                                            5,805,136
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 5.1% (3.2% OF TOTAL INVESTMENTS)

       11,000   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         11,918,720
                 Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) -
                 MBIA Insured

       14,530   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         AAA         15,268,851
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,530   Total Nevada                                                                                             27,187,571
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 2.3% (1.5% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          1,410,145
        1,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          1,060,160

        1,080   New Jersey Educational Facilities Authority, Revenue Bonds,           7/17 at 100.00         AAA          1,026,346
                 Rowan College, Series 2007B, 4.250%, 7/01/34 - FGIC Insured

        3,425   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,775,686
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        1,645   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         AAA          1,764,756
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32 (Pre-refunded 6/01/12)

        4,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/17 at 100.00         BBB          3,337,280
                 Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                 4.750%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
       12,475   Total New Jersey                                                                                         12,374,373
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Farmington, New Mexico, Hospital Revenue Bonds, San Juan
                Regional Medical Center Inc., Series 2004A:
          880    5.125%, 6/01/17                                                      6/14 at 100.00          A3            909,990
        1,295    5.125%, 6/01/19                                                      6/14 at 100.00          A3          1,328,010

------------------------------------------------------------------------------------------------------------------------------------
        2,175   Total New Mexico                                                                                          2,238,000
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 16.5% (10.4% OF TOTAL INVESTMENTS)

        1,665   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          1,742,706
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

           25   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA             21,608
                 Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 -
                 MBIA Insured (IF)

        3,980   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          3,799,985
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,000   Long Island Power Authority, New York, Electric System               11/16 at 100.00         AAA          2,801,070
                 Revenue Bonds, Series 2006F, 4.250%, 5/01/33 -
                 MBIA Insured (UB)

        2,250   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          2,339,753
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

        3,200   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          3,310,144
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        7,800   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          8,114,574
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/28 - AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       5,570   New York City Transitional Finance Authority, New York, Future        2/14 at 100.00         AAA     $    5,872,451
                 Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22

        1,745   New York City, New York, General Obligation Bonds, Fiscal             6/13 at 100.00          AA          1,880,185
                 Series 2003J, 5.500%, 6/01/20

        3,255   New York City, New York, General Obligation Bonds, Fiscal             6/13 at 100.00     Aa3 (4)          3,579,882
                 Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)

        5,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00          AA          5,308,500
                 Series 2004C, 5.250%, 8/15/20

        4,200   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00          AA          4,341,624
                 Series 2005J, 5.000%, 3/01/25

        7,000   New York City, New York, General Obligation Bonds, Fiscal             4/15 at 100.00          AA          7,247,380
                 Series 2005M, 5.000%, 4/01/24

        5,000   New York State Municipal Bond Bank Agency, Special School             6/13 at 100.00          A+          5,318,800
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

        3,000   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          3,045,090
                 Series 2005G, 4.750%, 1/01/29 - FSA Insured

        5,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          5,617,620
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

        4,205   New York State Urban Development Corporation, State Personal          3/14 at 100.00         AAA          4,380,433
                 Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 -
                 FGIC Insured

       16,445   Port Authority of New York and New Jersey, Special Project Bonds,       No Opt. Call         AAA         18,800,580
                 JFK International Air Terminal LLC, Sixth Series 1997,
                 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,041,780
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       83,740   Total New York                                                                                           88,564,165
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        7,420   North Carolina Medical Care Commission, Health System                10/11 at 101.00      AA (4)          7,954,537
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/26 (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.8% (1.7% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
        3,520    5.125%, 6/01/24                                                      6/17 at 100.00         BBB          3,397,856
          530    5.875%, 6/01/30                                                      6/17 at 100.00         BBB            523,444
          525    5.750%, 6/01/34                                                      6/17 at 100.00         BBB            506,625
        1,180    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          1,145,579

        8,650   Cuyahoga County, Ohio, Hospital Revenue and Improvement Bonds,        2/09 at 101.00      A- (4)          9,022,469
                 MetroHealth System, Series 1999, 6.150%, 2/15/29
                 (Pre-refunded 2/15/09)

          250   Port of Greater Cincinnati Development Authority, Ohio, Economic     10/16 at 100.00         N/R            250,793
                 Development Revenue Bonds, Sisters of Mercy of the Americas,
                 Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
       14,655   Total Ohio                                                                                               14,846,766
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 3.2% (2.0% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB            502,055
          750    5.375%, 9/01/36                                                      9/16 at 100.00         BBB            746,670

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        6,100    5.000%, 2/15/37                                                      2/17 at 100.00         AA-          6,133,306
        2,480    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          2,482,554

        3,940   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          3,961,276
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00           B          3,301,683
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       17,070   Total Oklahoma                                                                                           17,127,544
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.8% (1.8% OF TOTAL INVESTMENTS)

$         500   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB     $      463,405
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        3,000   Commonwealth Financing Authority, Pennsylvania, State                 6/16 at 100.00         AAA          3,137,249
                 Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 -
                 FSA Insured

        5,125   Pennsylvania Public School Building Authority, Lease Revenue         12/16 at 100.00         AAA          5,009,227
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds,                 3/11 at 100.00         AAA          5,228,000
                 Series 2001, 5.250%, 9/15/18 - FSA Insured

        1,000   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00      A1 (4)          1,109,650
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.500%, 11/15/24 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       14,625   Total Pennsylvania                                                                                       14,947,531
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,582,530
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,225   Puerto Rico Municipal Finance Agency, Series 2005C,                     No Opt. Call         AAA          1,365,716
                 5.250%, 8/01/21 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,725   Total Puerto Rico                                                                                         2,948,246
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.5% (1.0% OF TOTAL INVESTMENTS)

        2,410   Rhode Island Health and Educational Building Corporation,            11/07 at 102.00         AAA          2,461,839
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.750%, 5/15/23 - MBIA Insured

        5,610   Rhode Island Tobacco Settlement Financing Corporation, Tobacco        6/12 at 100.00         BBB          5,763,770
                 Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
        8,020   Total Rhode Island                                                                                        8,225,609
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        2,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,068,220
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,565,474
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        6,500   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          6,705,075
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
       12,905   Total South Carolina                                                                                     13,338,769
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,826,335
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.6% (1.0% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board, Tennessee,      7/16 at 100.00        BBB+          3,244,864
                 Revenue Bonds, Mountain States Health Alliance, Series 2006A,
                 5.500%, 7/01/36

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          3,058,350
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
          700    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            708,323
        1,700    5.500%, 11/01/46                                                    11/17 at 100.00         N/R

------------------------------------------------------------------------------------------------------------------------------------
        8,600   Total Tennessee                                                                                           8,717,113
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.9% (9.5% OF TOTAL INVESTMENTS)

$       3,135   Austin Housing Finance Corporation, Texas, GNMA Collateralized       12/10 at 105.00         Aaa     $    3,399,252
                 Mortgage Loan Multifamily Housing Revenue Bonds, Santa
                 Maria Village Project, Series 2000A, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

        5,000   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          4,578,150
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

          635   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            657,286
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22

       18,075   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA         18,892,892
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 5.500%, 2/15/22 (Pre-refunded 2/15/10)

        3,865   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call         AAA          4,044,645
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

        1,310   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call         AAA          1,355,156
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

        2,256   Heart of Texas Housing Finance Corporation, GNMA Collateralized       6/10 at 105.00         Aaa          2,428,900
                 Mortgage Loan Revenue Bonds, Robinson Garden Project,
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

       11,950   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          6,044,669
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 -
                 FSA Insured (ETM)

        4,680   Houston, Texas, Junior Lien Water and Sewerage System Revenue           No Opt. Call         AAA          2,356,848
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            808,232
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-            982,170

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1            902,860
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,960   Stafford Economic Development Corporation, Texas, Sales Tax           9/15 at 100.00         AAA          4,268,840
                 Revenue Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        6,100   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          6,124,278
                 Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/36

        5,215   Tarrant County Health Facilities Development Corporation, Texas,     12/10 at 105.00         Aaa          5,780,306
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                 Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                 Center, Lynnhaven Nursing Center and Mission Oaks Manor,
                 Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas
                Turnpike System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                        No Opt. Call         AAA          5,406,600
       12,000    0.000%, 8/15/23 - AMBAC Insured                                        No Opt. Call         AAA          5,843,280

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,470,975
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

        3,965   Tyler Health Facilities Development Corporation, Texas, Hospital     12/07 at 102.00         AAA          4,050,922
                 Revenue Bonds, East Texas Medical Center Regional Healthcare
                 Center, Series 1997C, 5.600%, 11/01/27 (Pre-refunded
                 12/05/07) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       97,446   Total Texas                                                                                              80,396,261
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Amherst Industrial Development Authority, Virginia, Revenue           9/16 at 100.00         BBB            999,330
                 Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26

        1,905   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 102.00         N/R          2,097,405
                 Residential Rental Housing Revenue Bonds, Hamptons and
                 Hampton Court Apartments, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Virginia                                                                                            3,096,735
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NQM
Nuveen Investment Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.8% (5.5% OF TOTAL INVESTMENTS)

$      11,345   Chelan County Public Utility District 1, Washington, Columbia           No Opt. Call         AAA     $    6,737,228
                 River-Rock Island Hydro-Electric System Revenue Refunding
                 Bonds, Series 1997A, 0.000%, 6/01/19 - MBIA Insured

       17,075   Port of Seattle, Washington, Limited Tax General Obligation          12/10 at 100.00         AAA         17,819,641
                 Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative
                 Minimum Tax)

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,             8/10 at 100.00         AAA         17,697,883
                 5.625%, 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,264,800
                 5.625%, 4/01/17 - FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       50,170   Total Washington                                                                                         47,519,552
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,049,650
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.3% (2.0% OF TOTAL INVESTMENTS)

        6,790   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          7,021,879
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

          315   Wisconsin Health and Educational Facilities Authority, Revenue        5/16 at 100.00         BBB            292,147
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Eagle River Memorial Hospital Inc., Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                       8/10 at 101.00          AA          1,035,320
        3,000    5.875%, 8/15/30 - RAAI Insured                                       8/10 at 101.00          AA          3,098,160

        1,150   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          1,192,527
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

        4,600   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          4,714,770
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,855   Total Wisconsin                                                                                          17,354,803
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB          2,546,200
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     859,006   Total Investments (cost $810,344,010) - 157.8%                                                          849,292,091
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.9)%                                                                      (21,105,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     11,078,804
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.9)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  538,265,895
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.


               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQS
Nuveen Select Quality Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.1% (2.0% OF TOTAL INVESTMENTS)

$      10,000   Lauderdale County and Florence Health Authority, Alabama,             7/10 at 102.00         AAA     $   10,683,100
                 Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - MBIA Insured

        5,155   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB          5,338,157
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,155   Total Alabama                                                                                            16,021,257
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,000   Kenai Peninsula Borough, Alaska, Revenue Bonds, Central               8/13 at 100.00         Aaa          2,088,640
                 Kenai Peninsula Hospital Service Area, Series 2003,
                 5.000%, 8/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.7% (1.1% OF TOTAL INVESTMENTS)

        3,750   Salt River Project Agricultural Improvement and Power District,      12/13 at 100.00         AAA          3,925,013
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

        5,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         Aa1          4,793,550
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        8,750   Total Arizona                                                                                             8,718,563
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.0% (0.7% OF TOTAL INVESTMENTS)

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts              No Opt. Call          A3          5,202,990
                 Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 6.2% (4.1% OF TOTAL INVESTMENTS)

                Calexico Unified School District, Imperial County, California,
                General Obligation Bonds, Series 2005B:
        3,685    0.000%, 8/01/31 - FGIC Insured                                         No Opt. Call         AAA          1,188,965
        4,505    0.000%, 8/01/33 - FGIC Insured                                         No Opt. Call         AAA          1,314,874

          550   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA            578,397
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                 5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)

        1,000   Coachella Valley Unified School District, Riverside County,             No Opt. Call         AAA            339,900
                 California, General Obligation Bonds, Series 2005A,
                 0.000%, 8/01/30 - FGIC Insured

                Colton Joint Unified School District, San Bernardino County,
                California, General Obligation Bonds, Series 2006C:
        3,200    0.000%, 2/01/30 - FGIC Insured                                        2/15 at 45.69         AAA          1,014,240
        6,800    0.000%, 2/01/35 - FGIC Insured                                        2/15 at 34.85         AAA          1,636,964

                Cupertino Union School District, Santa Clara County, California,
                General Obligation Bonds, Series 2003B:
        8,100    0.000%, 8/01/24 - FGIC Insured                                        8/13 at 58.68         AAA          3,565,134
       11,430    0.000%, 8/01/27 - FGIC Insured                                        8/13 at 49.98         AAA          4,268,419

        7,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          7,377,020
                 Enhanced Tobacco Settlement Revenue Bonds, Residual
                 Series 2040, 7.550%, 6/01/45 - FGIC Insured (IF)

        1,045   Lake Tahoe Unified School District, El Dorado County, California,       No Opt. Call         Aaa            350,733
                 General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 -
                 MBIA Insured

        6,000   Placentia-Yorba Linda Unified School District, Orange County,           No Opt. Call         AAA          1,638,840
                 California, Certificates of Participation, Series 2006,
                 0.000%, 10/01/34 - FGIC Insured


                                       31

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,000   Riverside County Asset Leasing Corporation, California, Leasehold       No Opt. Call         AAA     $    2,171,500
                 Revenue Bonds, Riverside County Hospital Project, Series 1997,
                 0.000%, 6/01/25 - MBIA Insured

       14,605   San Joaquin Hills Transportation Corridor Agency, Orange County,        No Opt. Call         AAA          3,944,518
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

        5,000   Santa Monica Community College District, Los Angeles County,            No Opt. Call         AAA          1,973,500
                 California, General Obligation Bonds, Series 2005C,
                 0.000%, 8/01/26 - MBIA Insured

        2,000   Yuma Community College District, California, General Obligation        8/17 at 45.45         AAA            540,000
                 Bonds, B.Series 200, 0.000%, 8/01/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       79,920   Total California                                                                                         31,903,004
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 10.7% (7.0% OF TOTAL INVESTMENTS)

       11,000   Colorado Department of Transportation, Revenue Anticipation           6/10 at 100.50         AAA         11,754,380
                 Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded 6/15/10) -
                 AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue Bonds,      12/07 at 101.50         AAA          9,401,423
                 Kaiser Permanente System, Series 1994A,
                 5.350%, 11/01/16 (ETM)

       16,995   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         17,651,857
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,500   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          1,468,680
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.625%, 12/01/30 - XLCA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 1997B:
        1,420    0.000%, 9/01/23 - MBIA Insured                                         No Opt. Call         AAA            686,868
        8,515    0.000%, 9/01/25 - MBIA Insured                                         No Opt. Call         AAA          3,718,671

        7,500   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,651,250
                 Bonds, Series 2000B, 0.000%, 9/01/29 - MBIA Insured

       13,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,          9/20 at 45.40         AAA          3,120,000
                 Series 2004B, 0.000%, 9/01/34 - MBIA Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado,                  6/11 at 40.52         AAA          4,283,726
                 Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       81,535   Total Colorado                                                                                           54,736,855
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 3.2% (2.1% OF TOTAL INVESTMENTS)

        2,865   District of Columbia Tobacco Settlement Corporation, Tobacco          5/11 at 101.00         BBB          2,968,885
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24

                District of Columbia, General Obligation Bonds, Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                         No Opt. Call         AAA          5,831,100
        7,265    5.250%, 6/01/26 - FSA Insured                                        6/08 at 101.00         AAA          7,387,996

------------------------------------------------------------------------------------------------------------------------------------
       15,130   Total District of Columbia                                                                               16,187,981
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.3% (1.5% OF TOTAL INVESTMENTS)

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 - FSA Insured (Alternative Minimum Tax)            10/10 at 101.00         AAA          3,246,893
        4,860    5.875%, 10/01/19 - FSA Insured (Alternative Minimum Tax)            10/10 at 101.00         AAA          5,131,674

        3,335   South Miami Health Facilities Authority, Florida, Revenue Bonds,      8/17 at 100.00         AA-          3,277,071
                 Baptist Health Systems of South Florida, Series 2007,
                 ROLS 11151, 7.568%, 8/15/42 (IF)

------------------------------------------------------------------------------------------------------------------------------------
       11,270   Total Florida                                                                                            11,655,638
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,750   Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B,        1/10 at 101.00         AAA          3,887,663
                 5.625%, 1/01/30 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 17.9% (11.6% OF TOTAL INVESTMENTS)

$       7,555   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA     $    7,715,317
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          4,086,520
        9,230    5.750%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          9,429,645
        1,070    5.750%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured            12/07 at 102.00         AAA          1,093,144

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        3,855    0.000%, 12/01/25 - FGIC Insured                                        No Opt. Call         AAA          1,678,891
        2,925    0.000%, 12/01/31 - FGIC Insured                                        No Opt. Call         AAA            933,280

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods            7/10 at 101.00         AAA          6,374,141
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                 (Pre-refunded 7/01/10) - FGIC Insured

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue      1/11 at 101.00         AAA         15,319,500
                 Bonds, O'Hare International Airport, Series 2001A,
                 5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          3,821,951
        5,460    5.250%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)            1/11 at 101.00         AAA          5,536,986

        3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health             8/17 at 100.00          A-          3,991,019
                 Systems, Series 2007A, 5.500%, 8/01/37

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2         10,286,700
                 Medical Center, Series 2002, 5.750%, 5/15/22

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care     2/11 at 102.00         Aaa          2,103,260
                 Center I Inc., Series 2001, 5.950%, 2/20/36

        8,945   Lake and McHenry Counties Community Unit School District 118,          1/15 at 74.44         Aaa          4,756,504
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B,
                 0.000%, 1/01/21 - FSA Insured

        9,000   McHenry County Community Unit School District 200, Woodstock,           No Opt. Call         Aaa          4,467,240
                 Illinois, General Obligation Bonds, Series 2006B,
                 0.000%, 1/15/23 - FGIC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        6,700    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          3,223,504
        2,920    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          3,002,607
        1,100    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA            286,616

        7,500   Valley View Public Schools, Community Unit School District 365U         No Opt. Call         AAA          3,267,300
                 of Will County, Illinois, General Obligation Bonds, Series 2005,
                 0.000%, 11/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      110,870   Total Illinois                                                                                           91,374,125
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.2% (1.4% OF TOTAL INVESTMENTS)

          765   Indiana Housing Finance Authority, Single Family Mortgage             1/10 at 100.00         Aaa            774,501
                 Revenue Bonds, Series 2000D-3, 5.950%, 7/01/26
                 (Alternative Minimum Tax)

        2,225   Indiana Municipal Power Agency, Power Supply Revenue Bonds,           1/17 at 100.00         AAA          2,279,935
                 Series 2007A, 5.000%, 1/01/42 - MBIA Insured

        7,660   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/11 at 100.00         AAA          8,157,440
                 Memorial Health System, Series 2000, 5.625%, 8/15/33
                 (Pre-refunded 2/15/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,650   Total Indiana                                                                                            11,211,876
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,790   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AAA          3,951,530
                 Series 2004A, 5.000%, 3/01/23
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       7,500   Maryland Health and Higher Educational Facilities Authority,          7/09 at 101.00      AA (4)     $    7,883,250
                 Revenue Bonds, Johns Hopkins University, Series 1999,
                 6.000%, 7/01/39 (Pre-refunded 7/01/09)
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

          950   Massachusetts Educational Finance Authority, Student Loan            12/09 at 101.00         AAA            971,461
                 Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 7.9% (5.1% OF TOTAL INVESTMENTS)

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA         10,569,600
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) -
                 FGIC Insured

        6,475   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          6,824,067
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 5.750%, 11/15/16 (Pre-refunded 11/15/09) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding          2/08 at 100.00         BB-          3,276,146
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        6,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          6,160,980
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          7,736,850
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)

        5,900   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          6,040,833
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/35 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,150   Total Michigan                                                                                           40,608,476
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          7,364,910
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC Insured

        2,545   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          2,643,822
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,545   Total Minnesota                                                                                          10,008,732
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00         N/R          2,508,413
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,917,750
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        1,500   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          1,540,095
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/32 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Missouri                                                                                            3,457,845
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.2% (4.7% OF TOTAL INVESTMENTS)

        4,885   Clark County, Nevada, Limited Tax General Obligation Bank Bonds,      7/10 at 100.00     AA+ (4)          5,140,974
                 Series 2000, 5.500%, 7/01/18 (Pre-refunded 7/01/10)

        7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/10 at 101.00         AAA          8,056,275
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded 7/01/10) -
                 MBIA Insured

        1,950   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         AAA          2,049,158
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.625%, 1/01/32 - AMBAC Insured

       10,000   Reno, Nevada, Health Facilities, Revenue Bonds, Catholic              7/17 at 100.00           A         10,196,800
                 Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$      10,750   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,         7/11 at 100.00         AAA     $   11,393,495
                 Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,085   Total Nevada                                                                                             36,836,702
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 7.0% (4.5% OF TOTAL INVESTMENTS)

        2,400   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00    BBB- (4)          2,659,248
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

       14,865   New Jersey Housing and Mortgage Finance Agency, Home Buyer           10/10 at 100.00         AAA         15,384,532
                 Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 -
                 MBIA Insured (Alternative Minimum Tax)

        1,905   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA          1,935,804
                 Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 -
                 AMBAC Insured (Alternative Minimum Tax)

       20,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          5,778,400
                 System Bonds, Series 2006C, 0.000%, 12/15/33 - FSA Insured

        7,690   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/12 at 100.00         AAA          8,249,832
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                 (Pre-refunded 6/01/12)

        2,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          1,716,160
                 Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
       48,860   Total New Jersey                                                                                         35,723,976
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 4.7% (3.0% OF TOTAL INVESTMENTS)

        8,500   Farmington, New Mexico, Pollution Control Revenue Refunding           4/08 at 100.00         BBB          8,550,915
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25 (Pre-refunded 8/01/11)                               8/11 at 101.00     AA- (4)          8,611,440
        6,200    5.500%, 8/01/30 (Pre-refunded 8/01/11)                               8/11 at 101.00     AA- (4)          6,673,866

------------------------------------------------------------------------------------------------------------------------------------
       22,700   Total New Mexico                                                                                         23,836,221
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 10.7% (6.9% OF TOTAL INVESTMENTS)

        5,650   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA          5,848,824
                 Revenue Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 8/15/24 - FSA Insured

       10,000   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00     AA- (4)         10,722,700
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded 5/15/10)

        7,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AA-          7,211,540
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

        5,000   New York City Municipal Water Finance Authority, New York,            6/09 at 101.00         AAA          5,116,950
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 1999B, 5.000%, 6/15/29 - FSA Insured

        2,255   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          2,386,354
                 Transportation Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20
                 (Pre-refunded 1/01/10) -AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AAA         10,454,633
                 Tax Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29
                 (Pre-refunded 5/15/10)

        5,400   New York State Mortgage Agency, Homeowner Mortgage                    3/09 at 101.00         Aa1          5,511,834
                 Revenue Bonds, Series 79, 5.300%, 4/01/29
                 (Alternative Minimum Tax)

                New York State Urban Development Corporation, Subordinate Lien
                Corporate Purpose Refunding Bonds, Series 1996:
        4,490    5.500%, 7/01/26 (Pre-refunded 7/01/08)                               7/08 at 100.00         Aaa          4,551,872
        3,055    5.500%, 7/01/26 (Pre-refunded 7/01/08)                               7/08 at 100.00         AAA          3,097,098

------------------------------------------------------------------------------------------------------------------------------------
       52,600   Total New York                                                                                           54,901,805
------------------------------------------------------------------------------------------------------------------------------------


                                       35

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.6% (2.4% OF TOTAL INVESTMENTS)

$      18,555   North Carolina Eastern Municipal Power Agency, Power System           1/08 at 100.00         AAA     $   18,582,272
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 2.1% (1.3% OF TOTAL INVESTMENTS)

       10,490   Grand Forks, North Dakota, Sales Tax Revenue Bonds, Aurora           12/07 at 100.00         AAA         10,514,652
                 Project, Series 1997A, 5.625%, 12/15/29 (Pre-refunded
                 12/15/07) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 6.2% (4.0% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          270    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            260,631
        2,700    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          2,666,601
        2,635    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          2,542,775
        5,895    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          5,723,043

        5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco         6/22 at 100.00         BBB          3,776,186
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-3, 0.000%, 6/01/37

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                Kettering Medical Center, Series 1999:
        5,000    6.750%, 4/01/18 (Pre-refunded 4/01/10)                               4/10 at 101.00       A (4)          5,422,250
        5,000    6.750%, 4/01/22 (Pre-refunded 4/01/10)                               4/10 at 101.00       A (4)          5,422,250

          245   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            254,102
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        4,550   Ohio State Higher Educational Facilities Commission, Revenue                 1/15/17         AAA          5,476,107
                 Bonds, University Hospitals Project, Residual Series 2007- 1033,
                 8.165%, 1/15/46 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       31,445   Total Ohio                                                                                               31,543,945
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.4% (1.5% OF TOTAL INVESTMENTS)

        2,235   Oklahoma Development Finance Authority, Revenue Bonds,               12/08 at 100.00         AA-          2,272,816
                 St. John Health System, Series 2004, 5.000%, 2/15/24

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00           B          9,968,900
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,235   Total Oklahoma                                                                                           12,241,716
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

           95   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA             99,317
                 Revenue Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured

        3,250   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/16 at 100.00         AA+          3,055,520
                 Revenue Bonds, Series 96A, 4.650%, 10/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,345   Total Pennsylvania                                                                                        3,154,837
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        3,000   Puerto Rico Public Buildings Authority, Guaranteed Government         7/17 at 100.00         AAA          2,591,160
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 0.000%, 7/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 0.3% (0.2% OF TOTAL INVESTMENTS)

          665   Rhode Island Housing & Mortgage Finance Corporation,                  4/17 at 100.00         AA+            697,332
                 Homeownership Opportunity Bond Program, 2007 Series 57-B,
                 Residual 1038, 8.134%, 10/01/32 (Alternative Minimum Tax) (IF)

        1,000   Rhode Island Housing & Mortgage Finance Corporation,                  4/17 at 100.00         AA+          1,054,720
                 Homeownership Opportunity Bond Program, Residual
                 Trust 1038, 8.175%, 10/01/27 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        1,665   Total Rhode Island                                                                                        1,752,052
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 9.5% (6.1% OF TOTAL INVESTMENTS)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2002:
$       5,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                            12/12 at 101.00     AA- (4)     $    6,168,855
        4,500    6.000%, 12/01/21 (Pre-refunded 12/01/12)                            12/12 at 101.00     AA- (4)          5,047,245

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,            10/11 at 100.00           A          3,815,775
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00      A+ (4)          2,778,475
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)

        2,825   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,983,935
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/22 - MBIA Insured

       21,565   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          7,486,721
                 Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 -
                 AMBAC Insured

        1,250   South Carolina Housing Finance and Development Authority,             6/10 at 100.00         Aaa          1,254,475
                 Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 -
                 FSA Insured (Alternative Minimum Tax)

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
       11,530    6.000%, 5/15/22                                                      5/11 at 101.00         BBB         11,852,033
        4,000    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          4,113,760
        3,000    6.375%, 5/15/30                                                        No Opt. Call         BBB          3,079,770

------------------------------------------------------------------------------------------------------------------------------------
       60,420   Total South Carolina                                                                                     48,581,044
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 2.1% (1.3% OF TOTAL INVESTMENTS)

        5,195   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,       10/14 at 100.00         AAA          6,278,106
                 Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16
                 (Pre-refunded 10/15/14) (Alternative Minimum Tax)

        2,410   South Dakota Education Loans Inc., Revenue Bonds, Subordinate         6/08 at 102.00          A2          2,471,696
                 Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,826,335
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
        9,355   Total South Dakota                                                                                       10,576,137
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 6.1% (4.0% OF TOTAL INVESTMENTS)

        5,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          5,097,250
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational and Housing Facilities Board,          1/13 at 80.49         AAA         12,953,544
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2002A, 0.000%, 1/01/17 - FSA Insured

       12,500   Metropolitan Government of Nashville-Davidson County Health          11/09 at 101.00         AAA         13,196,875
                 and Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 5.875%, 11/15/28
                 (Pre-refunded 11/15/09) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,560   Total Tennessee                                                                                          31,247,669
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 15.3% (9.9% OF TOTAL INVESTMENTS)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Caa1          5,527,436
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        7,925   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Caa1          7,831,168
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc.,   12/08 at 102.00        BBB-          4,654,170
                 Series 1999B, 7.750%, 12/01/18

        4,080   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          4,169,678
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          5,812,290
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured


                                       37

NQS
Nuveen Select Quality Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       2,000   Ennis Independent School District, Ellis County, Texas, General        8/16 at 54.64         Aaa     $      703,220
                 Obligation Bonds, Series 2006, 0.000%, 8/15/28

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal            4/11 at 101.00         BBB          1,620,820
                 Revenue Bonds, Valero Energy Corporation, Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        5,000   Houston Community College, Texas, Limited Tax General Obligation      2/13 at 100.00         AAA          5,141,050
                 Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC Insured

        4,590   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/10 at 100.00         AAA          4,739,634
                 Series 2000A, 5.625%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

        9,000   Matagorda County Navigation District 1, Texas, Collateralized           No Opt. Call         AAA          9,538,020
                 Revenue Refunding Bonds, Houston Light and Power Company,
                 Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                 Minimum Tax)

          775   Panhandle Regional Housing Finance Corporation, Texas,               11/07 at 100.00         AAA            786,478
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24
                 (Alternative Minimum Tax)

        2,110   Richardson Hospital Authority, Texas, Revenue Bonds, Richardson      12/13 at 100.00         BBB          2,251,855
                 Regional Medical Center, Series 2004, 6.000%, 12/01/19

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00        Baa2          4,888,893
                 System Revenue Refunding Bonds, Series 2002A,
                 6.000%, 10/01/21

        5,500   Spring Independent School District, Harris County, Texas,             8/11 at 100.00         AAA          5,618,470
                 Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%, 8/15/26

        2,920   Tarrant County Cultural and Education Facilities Financing           11/17 at 100.00         AA-          2,824,078
                 Corporation, Texas, Revenue Bonds, Tarrant County Health
                 Resources, Series 2007B, Residuals 1830, 7.506%, 11/15/47 (IF)

        4,520   Texas, General Obligation Bonds, Water Financial Assistance,          8/09 at 100.00         Aa1          4,636,254
                 State Participation Program, Series 1999C, 5.500%, 8/01/35

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/36                                                       8/15 at 33.75         AAA          2,064,326
        9,110    0.000%, 8/15/41                                                       8/15 at 25.73         AAA          1,571,384
        7,110    0.000%, 8/15/45                                                       8/15 at 20.76         AAA            988,574

        2,305   Winter Garden Housing Finance Corporation, Texas,                     4/08 at 100.00         AAA          2,334,965
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27
                 (Alternative Minimum Tax)

        2,000   Wylie Independent School District, Taylor County, Texas, General       8/15 at 57.10         AAA            775,540
                 Obligation Bonds, Series 2005, 0.000%, 8/15/26

------------------------------------------------------------------------------------------------------------------------------------
       99,415   Total Texas                                                                                              78,478,303
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 3.9% (2.5% OF TOTAL INVESTMENTS)

        3,565   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          3,714,730
                 Payson Power Project, Series 2003A, 5.000%, 4/01/24 - FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health Services       12/07 at 101.00         AAA         16,232,649
                 Inc., Series 1997, 5.250%, 8/15/26 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,615   Total Utah                                                                                               19,947,379
------------------------------------------------------------------------------------------------------------------------------------


                VERMONT - 2.0% (1.3% OF TOTAL INVESTMENTS)

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                    12/10 at 101.00         AAA          4,030,657
        4,265    6.250%, 12/01/16 - AMBAC Insured                                    12/10 at 101.00         AAA          4,615,796

        1,395   Vermont Housing Finance Agency, Single Family Housing Bonds,         11/09 at 100.00         AAA          1,408,071
                 Series 2000-13A, 5.950%, 11/01/25 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,380   Total Vermont                                                                                            10,054,524
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       8,810   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA     $    9,281,159
                 Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA          7,583,721
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,035   Total Washington                                                                                         16,864,880
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,049,650
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 3.0% (2.0% OF TOTAL INVESTMENTS)

        7,965   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB          8,237,005
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue Refunding          4/12 at 100.00         AA-          5,224,150
                 Bonds, Madison Gas and Electric Company Projects,
                 Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00          A-          2,010,099
                 Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
       15,065   Total Wisconsin                                                                                          15,471,254
------------------------------------------------------------------------------------------------------------------------------------
$     925,265   Total Investments (cost $751,747,642) - 154.5%                                                          790,328,477
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.3)%                                                                       (6,665,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      7,006,990
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.5)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  511,670,467
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

              (ETM) Escrowed to maturity.

               (IF) Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NQU
Nuveen Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.2% (2.0% OF TOTAL INVESTMENTS)

$       3,500   Bessemer Governmental Utility Services Corporation, Alabama,          6/08 at 102.00         AAA     $    3,596,495
                 Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24 -
                 MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          7,998,026
        6,340    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          6,775,558
        6,970    5.500%, 2/01/31 (Pre-refunded 2/01/11) - FGIC Insured                2/11 at 101.00         AAA          7,457,691

------------------------------------------------------------------------------------------------------------------------------------
       24,285   Total Alabama                                                                                            25,827,770
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        6,110   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          6,310,164
                 Bonds, Series 2005A, 5.000%, 12/01/27 - FGIC Insured

        1,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          1,276,455
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        7,610   Total Alaska                                                                                              7,586,619
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,505,097
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/28 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,                  No Opt. Call         AAA          1,104,410
                 Series 2002, 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00         Aa1          8,388,312
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.125%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------
       14,360   Total Arizona                                                                                            14,997,819
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Arkansas Development Finance Authority, Tobacco Settlement
                Revenue Bonds, Arkansas Cancer Research Center Project,
                Series 2006:
        2,500    0.000%, 7/01/36 - AMBAC Insured                                        No Opt. Call         Aaa            600,125
       19,800    0.000%, 7/01/46 - AMBAC Insured                                        No Opt. Call         Aaa          2,749,032

        4,000   University of Arkansas, Fayetteville, Revenue Bonds, Medical         11/14 at 100.00         Aaa          4,125,000
                 Sciences Campus, Series 2004B, 5.000%, 11/01/34 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,300   Total Arkansas                                                                                            7,474,157
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 12.2% (7.7% OF TOTAL INVESTMENTS)

        1,000   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          1,104,340
                 Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)

        6,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A          6,014,880
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        3,450   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          3,500,543
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

       25,000   California, General Obligation Bonds, Series 2005,                    3/16 at 100.00         AAA         25,075,500
                 4.750%, 3/01/35 - MBIA Insured (UB)

        5,335   California State, Variable Purpose General Obligation Bonds,          6/17 at 100.00          A+          5,559,550
                 Series 2007, Lehman Municipal Trust Receipts FC5,
                 7.690%, 6/01/37 (IF)


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,360   California Statewide Community Development Authority, Revenue         7/15 at 100.00        BBB+     $    1,365,426
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.250%, 7/01/30

       14,600   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28    8/13 at 100.00          A+         15,264,884

       10,000   California, Various Purpose General Obligation Bonds, Series 1999,    4/09 at 101.00         AAA         10,041,500
                 4.750%, 4/01/29 - MBIA Insured

        8,500   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          8,663,625
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
       10,000    5.000%, 6/01/33                                                      6/17 at 100.00         BBB          8,909,200
        1,500    5.125%, 6/01/47                                                      6/17 at 100.00         BBB          1,319,520

       30,000   San Joaquin Hills Transportation Corridor Agency, Orange County,        No Opt. Call         AAA          8,102,400
                 California, Toll Road Revenue Refunding Bonds, Series 1997A,
                 0.000%, 1/15/35 - MBIA Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,      8/10 at 101.00         AAA          1,577,790
                 Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured

        3,000   San Mateo County Community College District, California,                No Opt. Call         AAA          1,015,680
                 General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                 MBIA Insured

        1,500   Tobacco Securitization Authority of Northern California, Tobacco      6/15 at 100.00         BBB          1,406,445
                 Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
      122,745   Total California                                                                                         98,921,283
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 3.7% (2.3% OF TOTAL INVESTMENTS)

       10,000   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA         10,386,500
                 Refunding Bonds, Series 2000A, 5.625%, 11/15/23 - AMBAC
                 Insured (Alternative Minimum Tax)

        5,385   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         No Opt. Call         AAA          2,228,528
                 Series 1997B, 0.000%, 9/01/26 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 65.63         AAA          8,517,888
                 Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) - MBIA Insured

        8,740   Larimer County School District R1, Poudre, Colorado, General         12/10 at 100.00         AAA          9,173,417
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19
                 (Pre-refunded 12/15/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,525   Total Colorado                                                                                           30,306,333
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

        4,395   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,      8/11 at 100.00         AAA          4,695,266
                 5.375%, 8/15/17 (Pre-refunded 8/15/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        5,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          5,129,950
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/17 (Pre-refunded 10/01/08) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 0.7% (0.4% OF TOTAL INVESTMENTS)

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ (4)          5,473,000
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.3% (0.8% OF TOTAL INVESTMENTS)

       10,000   Hawaii Department of Transportation, Airport System Revenue           7/10 at 101.00         AAA         10,561,700
                 Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.4% (9.6% OF TOTAL INVESTMENTS)

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
$       1,000    5.500%, 12/01/18 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA     $    1,075,650
        3,690    5.000%, 12/01/19 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          3,899,518
        3,000    5.000%, 12/01/20 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          3,170,340
        2,000    5.000%, 12/01/21 (Pre-refunded 12/01/11) - FSA Insured              12/11 at 100.00         AAA          2,113,560

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                        No Opt. Call         AAA          7,145,034
        4,400    0.000%, 12/01/15 - FGIC Insured                                        No Opt. Call         AAA          3,182,212

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA         10,358,350
                 Series 1999, 0.000%, 1/01/32 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21
                Program, Series 2000A:
          680    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA            730,436
        4,320    6.000%, 1/01/28 (Pre-refunded 7/01/10) - FGIC Insured                7/10 at 101.00         AAA          4,640,414

        6,380   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA          6,675,075
                 5.000%, 1/01/18 - AMBAC Insured

           70   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA             74,404
                 5.000%, 1/01/18 (Pre-refunded 7/01/12) - AMBAC Insured

        5,045   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA          5,282,115
                 Series 2000D, 5.750%, 1/01/30 - FGIC Insured

       13,190   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A,       1/09 at 101.00         AAA         13,255,950
                 5.125%, 1/01/35 - MBIA Insured (Alternative Minimum Tax)

                Chicago, Illinois, Second Lien Wastewater Transmission Revenue
                Bonds, Series 2000:
        8,000    5.750%, 1/01/25 (Pre-refunded 1/01/10) - MBIA Insured                1/10 at 101.00         AAA          8,459,120
        7,750    6.000%, 1/01/30 (Pre-refunded 1/01/10) - MBIA Insured                1/10 at 101.00         AAA          8,234,918

                Illinois Educational Facilities Authority, Student Housing Revenue
                Bonds, Educational Advancement Foundation Fund, University
                Center Project, Series 2002:
        3,000    6.625%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          3,406,830
        1,800    6.000%, 5/01/22 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          1,997,694

        1,050   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa          1,098,027
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/20 - AMBAC Insured

       15,000   Illinois Finance Authority, Illinois, Northwestern University,       12/15 at 100.00         Aaa         15,365,100
                 Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern Memorial      8/14 at 100.00         AA+          5,242,850
                 Hospital, Series 2004A, 5.500%, 8/15/43

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health      2/10 at 101.00         AAA         10,536,900
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured (ETM)

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,          12/10 at 100.00         AAA          5,253,950
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,  6/12 at 101.00         AAA          2,334,218
                 McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

        1,000   Montgomery, Illinois, Lakewood Creek Project Special Assessment       3/16 at 100.00          AA            945,950
                 Bonds, Series 2007, 4.700%, 3/01/30 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
      145,715   Total Illinois                                                                                          124,478,615
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,088,100
                 Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                 AMBAC Insured

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA          3,437,122
                 Bonds, Marion General Hospital, Series 2002, 5.625%, 7/01/19 -
                 AMBAC Insured

        2,400   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,451,912
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       6,540   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/08 at 101.00         AAA     $    6,513,644
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,180   Total Indiana                                                                                            14,490,778
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          8,847,873
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded 7/01/08) - MBIA Insured

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          6,611,780
                 Revenue Bonds, Series 2005C, 5.625%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
       15,585   Total Iowa                                                                                               15,459,653
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,585   Johnson County Unified School District 232, Kansas, General           9/10 at 100.00         Aaa          4,746,621
                 Obligation Bonds, Series 2000, 4.750%, 9/01/19
                 (Pre-refunded 9/01/10) - FSA Insured

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas           6/14 at 100.00         AAA          1,833,703
                 and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,335   Total Kansas                                                                                              6,580,324
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Kentucky State Property and Buildings Commission, Revenue             2/12 at 100.00         AAA          2,680,925
                 Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18
                 (Pre-refunded 2/01/12) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.6% (2.2% OF TOTAL INVESTMENTS)

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,          No Opt. Call         AAA         11,360,200
                 Franciscan Missionaries of Our Lady Health System,
                 Series 1998A, 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          5,841,165
                 University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded
                 7/01/12) - AMBAC Insured

        9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          9,071,550
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

        2,600   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          2,600,936
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       27,100   Total Louisiana                                                                                          28,873,851
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 8.1% (5.1% OF TOTAL INVESTMENTS)

        7,405   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          8,641,561
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2002K, 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          6,134,580
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/08 at 101.00         AAA         13,574,250
                 System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA         13,605,165
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

        1,375   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,         8/09 at 101.00         AAA          1,441,963
                 MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29 (Pre-refunded 8/01/09)

        5,570   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,         8/09 at 101.00         AAA          5,796,309
                 MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA         10,692,200
                 Bonds, Series 2000A, 5.750%, 8/01/39 (Pre-refunded 8/01/10) -
                 FGIC Insured

        5,730   University of Massachusetts Building Authority, Senior Lien          11/10 at 100.00         AAA          6,025,725
                 Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20
                 (Pre-refunded 11/01/10) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       63,080   Total Massachusetts                                                                                      65,911,753
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1% (1.3% OF TOTAL INVESTMENTS)

$       5,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA     $    5,135,800
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        3,790   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          3,971,238
                 Detroit City School District, Series 2005, 5.000%, 6/01/20 -
                 FSA Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)          7,854,017
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       16,215   Total Michigan                                                                                           16,961,055
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.6% (1.0% OF TOTAL INVESTMENTS)

                Chaska, Minnesota, Electric Revenue Bonds, Generating Facility
                Project, Series 2000A:
        1,930    6.000%, 10/01/20 (Pre-refunded 10/01/10)                            10/10 at 100.00      A3 (4)          2,066,219
        2,685    6.000%, 10/01/25 (Pre-refunded 10/01/10)                            10/10 at 100.00      A3 (4)          2,874,507

        3,655   Dakota and Washington Counties Housing and Redevelopment                No Opt. Call         AAA          5,096,569
                 Authority, Minnesota, GNMA Mortgage-Backed Securities
                 Program Single Family Residential Mortgage Revenue Bonds,
                 Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,037,260
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/30 (Pre-refunded 1/01/08) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,270   Total Minnesota                                                                                          13,074,555
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,875   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00         N/R          1,900,313
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue      1/11 at 101.00         Aaa          2,669,750
                 Bonds, Forrest County General Hospital, Series 2000,
                 5.500%, 1/01/27 (Pre-refunded 1/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,375   Total Mississippi                                                                                         4,570,063
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.6% (1.0% OF TOTAL INVESTMENTS)

       15,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          5,753,250
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 -
                 AMBAC Insured

        2,400   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,507,256
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/23 - FSA Insured

       15,350   Springfield Public Building Corporation, Missouri, Lease Revenue        No Opt. Call         AAA          4,976,931
                 Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,750   Total Missouri                                                                                           13,237,437
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.3% (4.6% OF TOTAL INVESTMENTS)

                Clark County School District, Nevada, General Obligation Bonds,
                Series 2002C:
       34,470    5.000%, 6/15/20 (Pre-refunded 6/15/12) - MBIA Insured                6/12 at 100.00         AAA         36,619,891
       10,380    5.000%, 6/15/22 (Pre-refunded 6/15/12) - MBIA Insured                6/12 at 100.00         AAA         11,027,401

        1,275   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,282,523
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

       10,000   Reno, Nevada, Health Facilities, Revenue Bonds, Catholic              7/17 at 100.00           A         10,196,800
                 Healthcare West, Series 2007A, 5.250%, 7/01/31 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       56,125   Total Nevada                                                                                             59,126,615
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.2% (3.2% OF TOTAL INVESTMENTS)

        1,000   New Jersey Building Authority, State Building Revenue Bonds,         12/12 at 100.00         AAA          1,069,020
                 Series 2002A, 5.000%, 12/15/21 (Pre-refunded 12/15/12) -
                 FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00    BBB- (4)          2,382,243
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$       2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA     $    2,218,894
                 System Bonds, Series 2001B, 6.000%, 12/15/19
                 (Pre-refunded 12/15/11) - MBIA Insured

        3,200   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,514,528
                 System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       20,000    0.000%, 12/15/33 - FSA Insured                                         No Opt. Call         AAA          5,778,400
       20,000    0.000%, 12/15/35 - AMBAC Insured                                       No Opt. Call         AAA          5,211,200
       20,000    0.000%, 12/15/36 - AMBAC Insured                                       No Opt. Call         AAA          4,968,000

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds,
                Series 2002:
        2,340    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          2,510,352
        1,000    6.125%, 6/01/42 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,106,000

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        9,420    6.750%, 6/01/39 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA         10,905,817
        1,850    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          2,095,404

------------------------------------------------------------------------------------------------------------------------------------
       82,985   Total New Jersey                                                                                         41,759,857
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue          8/11 at 101.00     AA- (4)          6,377,848
                 Bonds, Presbyterian Healthcare Services, Series 2001A,
                 5.500%, 8/01/21 (Pre-refunded 8/01/11)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 17.4% (10.9% OF TOTAL INVESTMENTS)

           15   Dormitory Authority of the State of New York, Improvement             2/09 at 100.00         AA-             15,322
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 2/15/27

           65   Dormitory Authority of the State of New York, Improvement             2/10 at 100.00         AAA             67,998
                 Revenue Bonds, Mental Health Services Facilities, Series 2000B,
                 6.000%, 2/15/30 - MBIA Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
          100    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                2/10 at 100.00         Aaa            105,707
        1,005    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                2/10 at 100.00         AAA          1,062,355
        8,830    6.000%, 2/15/30 (Pre-refunded 2/15/10) - MBIA Insured                2/10 at 100.00         AAA          9,333,928

          275   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA            279,565
                 Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 -
                 MBIA Insured

        2,250   Dormitory Authority of the State of New York, Insured Revenue           No Opt. Call         AAA          2,444,085
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

       20,000   Erie County Tobacco Asset Securitization Corporation, New York,       7/10 at 101.00         AAA         21,547,999
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.125%, 7/15/30 (Pre-refunded 7/15/10)

        1,320   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          1,260,296
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured

        1,130   Long Island Power Authority, New York, Electric System General        9/11 at 100.00         AAA          1,208,049
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax        4/10 at 100.00         AAA         15,902,400
                 Fund Bonds, Series 2000A, 6.000%, 4/01/30
                 (Pre-refunded 4/01/10) - FGIC Insured

           90   Metropolitan Transportation Authority, New York, Transportation      11/16 at 100.00         AAA             86,204
                 Revenue Bonds, Series 2006B, Drivers 1662, 6.055%, 11/15/32 -
                 FSA Insured (IF)

       13,335   Metropolitan Transportation Authority, New York, Transportation      11/16 at 100.00         AAA         13,147,510
                 Revenue Bonds, Series 2006B, 4.500%, 11/15/32 -
                 FSA Insured (UB)

       12,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00         AAA         13,221,750
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.400%, 7/15/33 (Pre-refunded 7/15/09)


                                       45

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Transitional Finance Authority, New York, Future Tax
                Secured Bonds, Fiscal Series 2000B:
$       8,035    5.750%, 11/15/19 (Pre-refunded 5/15/10)                              5/10 at 101.00         AAA     $    8,571,336
        2,065    5.750%, 11/15/19 (Pre-refunded 5/15/10)                              5/10 at 101.00         AAA          2,202,839

                New York City, New York, General Obligation Bonds,
                Fiscal Series 2002G:
          950    5.000%, 8/01/17                                                      8/12 at 100.00          AA            987,041
        6,555    5.750%, 8/01/18                                                      8/12 at 100.00          AA          7,072,779

        3,990   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00     Aa3 (4)          4,384,092
                 Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)

        5,000   New York City, New York, General Obligation Bonds, Fiscal             8/12 at 100.00          AA          5,444,700
                 Series 2003A, 5.750%, 8/01/16

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                      6/11 at 100.00         AAA          6,291,125
        6,575    5.000%, 6/15/22                                                      6/11 at 100.00         AAA          6,828,072

        2,685   Penfield-Crown Oak Housing Development Corporation, New York,         2/08 at 100.00         AAA          2,705,997
                 FHA-Insured Section 8 Assisted Multifamily Mortgage Revenue
                 Refunding Bonds, Crown Oak Estates, Series 1991A,
                 7.350%, 8/01/23

       13,620   Port Authority of New York and New Jersey, Consolidated              11/12 at 101.00         AAA         14,448,368
                 Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                 5.000%, 11/01/20 - FSA Insured

        2,250   United Nations Development Corporation, New York, Senior Lien         1/08 at 100.00          A3          2,254,545
                 Revenue Bonds, Series 2004A, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
      133,675   Total New York                                                                                          140,874,062
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 3.1% (1.9% OF TOTAL INVESTMENTS)

        4,000   North Carolina Medical Care Commission, Health System Revenue        10/17 at 100.00          AA          3,796,440
                 Bonds, Mission St. Joseph's Health System, Series 2007,
                 4.500%, 10/01/31

          665   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA            666,962
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 - MBIA Insured

       12,405   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101.00         AAA         12,700,239
                 Bonds, Pitt County Memorial Hospital, Series 1998A,
                 4.750%, 12/01/28 (Pre-refunded 12/01/08) - MBIA Insured

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          7,963,875
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,570   Total North Carolina                                                                                     25,127,516
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.3% (2.7% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          180    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            173,754
        1,800    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          1,777,734
        1,740    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          1,679,100
        3,930    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          3,815,362

                Cincinnati City School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                       12/12 at 100.00         AAA          2,307,262
        2,600    5.250%, 6/01/21 - FSA Insured                                       12/12 at 100.00         AAA          2,770,846
        2,000    5.000%, 12/01/22 - FSA Insured                                      12/12 at 100.00         AAA          2,091,100

       10,000   Columbus City School District, Franklin County, Ohio, General        12/16 at 100.00         AAA          9,460,600
                 Obligation Bonds, Series 2006, 4.250%, 12/01/32 -
                 FSA Insured (UB)

       10,350   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/08 at 102.00         N/R         10,437,458
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       34,765   Total Ohio                                                                                               34,513,216
------------------------------------------------------------------------------------------------------------------------------------


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 7.0% (4.4% OF TOTAL INVESTMENTS)

$       2,000   Oklahoma Municipal Power Authority, Power Supply System               1/17 at 100.00         AAA     $    1,905,220
                 Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC Insured

       17,510   Pottawatomie County Home Finance Authority, Oklahoma,                   No Opt. Call         AAA         19,764,413
                 Single Family Mortgage Revenue Bonds, Series 1991A,
                 8.625%, 7/01/10 (ETM)

       11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00           B         11,755,993
                 Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding            6/09 at 100.00           B         22,933,453
                 Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35
                 (Mandatory put 12/01/08) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       54,265   Total Oklahoma                                                                                           56,359,079
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.4% (0.2% OF TOTAL INVESTMENTS)

        3,000   Deschutes County School District 1, Bend-La Pine, Oregon,             6/11 at 100.00         Aaa          3,202,860
                 General Obligation Bonds, Series 2001A, 5.500%, 6/15/18
                 (Pre-refunded 6/15/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 3.8% (2.4% OF TOTAL INVESTMENTS)

        3,985   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          4,137,347
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,070   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/08 at 100.00         AAA          2,082,524
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

        1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/16 at 100.00         AA+          1,410,240
                 Revenue Bonds, Series 96A, 4.650%, 10/01/31 (Alternative
                 Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,826,200
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        7,800   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General          8/13 at 100.00         AAA          7,973,316
                 Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation
                Bonds, Series 2002B:
        6,000    5.625%, 8/01/19 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA          6,546,300
        5,500    5.625%, 8/01/20 (Pre-refunded 8/01/12) - FGIC Insured                8/12 at 100.00         AAA          6,000,775

------------------------------------------------------------------------------------------------------------------------------------
       29,455   Total Pennsylvania                                                                                       30,976,702
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 2.3% (1.4% OF TOTAL INVESTMENTS)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            918,500
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          5,211,850
                 5.000%, 8/01/27 - FSA Insured

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government         7/12 at 100.00        BBB-          1,545,015
                 Facilities Revenue Refunding Bonds, Series 2002D,
                 5.125%, 7/01/20

        5,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        8/17 at 100.00          A1          5,513,600
                 Bonds, Series 2007A, Lehman Municipal Trust Receipts FC8,
                 8.252%, 8/01/57 (IF)

        1,500   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call        BBB-          1,639,305
                 Series 2001A, 5.500%, 7/01/29

        3,840   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          3,839,885
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
       21,840   Total Puerto Rico                                                                                        18,668,155
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.2% (5.8% OF TOTAL INVESTMENTS)

       24,725   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)         27,161,401
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22
                 (Pre-refunded 12/01/12)

                Horry County School District, South Carolina, General Obligation
                Bonds, Series 2001A:
        5,840    5.000%, 3/01/20                                                      3/12 at 100.00         Aa1          6,101,807
        5,140    5.000%, 3/01/21                                                      3/12 at 100.00         Aa1          5,370,426


                                       47

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Medical University Hospital Authority, South Carolina, FHA-Insured
                Mortgage Revenue Bonds, Series 2004A:
$       5,240    5.250%, 8/15/20 - MBIA Insured                                       8/14 at 100.00         AAA     $    5,553,771
        3,000    5.250%, 2/15/24 - MBIA Insured                                       8/14 at 100.00         AAA          3,159,750

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien       10/11 at 100.00         Aaa         14,420,327
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21
                 (Pre-refunded 10/01/11) - AMBAC Insured

       12,600   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB         12,958,344
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
       70,160   Total South Carolina                                                                                     74,725,826
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.3% (0.8% OF TOTAL INVESTMENTS)

        3,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          3,062,040
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.375%, 4/15/22

        7,415   Memphis, Tennessee, General Improvement Bonds, Series 2002,          11/10 at 101.00      A1 (4)          7,810,071
                 5.000%, 11/01/20 (Pre-refunded 11/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       10,415   Total Tennessee                                                                                          10,872,111
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 18.1% (11.4% OF TOTAL INVESTMENTS)

          535   Alamo Community College District, Bexar County, Texas,               11/11 at 100.00         AAA            570,085
                 Combined Fee Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/01/16 - FSA Insured

          465   Alamo Community College District, Bexar County, Texas,               11/11 at 100.00         Aaa            497,373
                 Combined Fee Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/01/16 (Pre-refunded 11/01/11) - FSA Insured

        6,500   Bell County Health Facilities Development Corporation, Texas,        11/08 at 101.00         AAA          6,679,985
                 Retirement Facility Revenue Bonds, Buckner Retirement
                 Services Inc. Obligated Group, Series 1998, 5.250%, 11/15/19
                 (Pre-refunded 11/15/08)

       11,255   Brazos River Authority, Texas, Pollution Control Revenue Refunding      No Opt. Call        Caa1         11,121,741
                 Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36
                 (Mandatory put 11/01/11) (Alternative Minimum Tax)

        5,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          5,580,685
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        5,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          5,249,500
                 Refunding and Improvement Bonds, Series 2001A,
                 5.625%, 11/01/21 - FGIC Insured (Alternative Minimum Tax)

        2,500   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          2,559,425
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,822,634
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       22,500   Houston, Texas, Junior Lien Water and Sewerage System                12/10 at 100.00         AAA         23,684,399
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30
                 (Pre-refunded 12/01/10) - FGIC Insured

        6,000   Leander Independent School District, Williamson and Travis             8/14 at 33.33         AAA          1,419,660
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/34

                Lubbock Health Facilities Development Corporation, Texas,
                Revenue Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                      7/08 at 101.00         AA-          4,996,481
        8,495    5.250%, 7/01/16                                                      7/08 at 101.00         AA-          8,646,126

       17,655   Matagorda County Navigation District 1, Texas, Revenue               11/08 at 102.00         AAA         18,176,529
                 Refunding Bonds, Houston Industries Inc., Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Port of Corpus Christi Authority, Nueces County, Texas, Revenue      11/07 at 100.00         BBB          7,665,071
                 Refunding Bonds, Union Pacific Corporation, Series 1992,
                 5.350%, 11/01/10

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          2,124,020
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

       14,680   San Antonio Independent School District, Bexar County, Texas,         8/09 at 100.00         AAA         15,279,091
                 General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                 (Pre-refunded 8/15/09)


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      11,300   San Antonio, Texas, Electric and Gas System Revenue Refunding           No Opt. Call         AAA     $   12,104,447
                 Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)

        3,750   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          3,936,038
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)

        2,920   Tarrant County Cultural and Education Facilities Financing           11/17 at 100.00         AA-          2,824,078
                 Corporation, Texas, Revenue Bonds, Tarrant County Health
                 Resources, Series 2007B, Residuals 1831, 7.506%, 11/15/47 (IF)

                White Settlement Independent School District, Tarrant County,
                Texas, General Obligation Bonds, Series 2006:
        9,110    0.000%, 8/15/38                                                       8/15 at 30.30         AAA          1,851,699
        9,110    0.000%, 8/15/39                                                       8/15 at 28.63         AAA          1,751,124
        6,610    0.000%, 8/15/42                                                       8/15 at 24.42         AAA          1,082,189
        7,110    0.000%, 8/15/43                                                       8/15 at 23.11         AAA          1,100,984

        5,000   Wichita Falls, Wichita County, Texas, Priority Lien Water and         8/11 at 100.00         AAA          5,262,050
                 Sewerage System Revenue Bonds, Series 2001,
                 5.000%, 8/01/22 (Pre-refunded 8/01/11) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      173,245   Total Texas                                                                                             146,985,414
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 1.6% (1.0% OF TOTAL INVESTMENTS)

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding           2/08 at 100.00         BB-          5,841,296
                 Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
                 Industries, Series 1995, 7.500%, 2/01/10 (Alternative
                 Minimum Tax)

        7,155   Utah Associated Municipal Power Systems, Revenue Bonds,               4/13 at 100.00         AAA          7,432,328
                 Payson Power Project, Series 2003A, 5.000%, 4/01/25 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,955   Total Utah                                                                                               13,273,624
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 2.1% (1.3% OF TOTAL INVESTMENTS)

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding        7/11 at 100.00         AAA          4,038,960
                 Bonds, Series 2001B, 5.125%, 7/01/31 - FGIC Insured
                 (Alternative Minimum Tax)

       11,040   Suffolk Redevelopment and Housing Authority, Virginia,                  No Opt. Call         Aaa         11,490,322
                 FNMA Multifamily Housing Revenue Refunding Bonds,
                 Windsor at Potomac Vista L.P. Project, Series 2001,
                 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing Bonds,         5/09 at 101.00         AA+            677,588
                 Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)

                Virginia Resources Authority, Water System Revenue Refunding
                Bonds, Series 2002:
          500    5.000%, 4/01/18                                                      4/12 at 102.00          AA            530,510
          500    5.000%, 4/01/19                                                      4/12 at 102.00          AA            529,045

------------------------------------------------------------------------------------------------------------------------------------
       16,705   Total Virginia                                                                                           17,266,425
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 10.4% (6.5% OF TOTAL INVESTMENTS)

        6,750   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,182,810
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,709,875
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,             8/10 at 100.00         AAA          7,197,768
                 5.625%, 2/01/24 - MBIA Insured (Alternative Minimum Tax)

       13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,        12/10 at 100.00         Aa3         13,934,660
                 Series 2000, 5.400%, 12/01/25

        9,440   Tacoma, Washington, Electric System Revenue Refunding Bonds,          1/11 at 101.00         AAA         10,156,968
                 Series 2001A, 5.750%, 1/01/18 (Pre-refunded 1/01/11) -
                 FSA Insured

        5,000   Washington State Healthcare Facilities Authority, Revenue Bonds,     10/16 at 100.00         AAA          4,894,250
                 Providence Health Care Services, Series 2006A,
                 4.625%, 10/01/34 - FGIC Insured


                                       49

NQU
Nuveen Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       3,290   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB     $    3,453,381
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                7/11 at 100.00         AAA         18,769,732
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                        1/12 at 100.00         AAA          7,302,680
        7,960    5.000%, 1/01/22 - FSA Insured                                        1/12 at 100.00         AAA          8,259,216

------------------------------------------------------------------------------------------------------------------------------------
       80,435   Total Washington                                                                                         83,861,340
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.4% (1.0% OF TOTAL INVESTMENTS)

          180   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB            186,147
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        7,545   La Crosse, Wisconsin, Pollution Control Revenue Refunding            12/08 at 102.00         AAA          7,835,483
                 Bonds, Dairyland Power Cooperative, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

        3,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          3,087,539
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29

------------------------------------------------------------------------------------------------------------------------------------
       10,725   Total Wisconsin                                                                                          11,109,169
------------------------------------------------------------------------------------------------------------------------------------
$   1,418,570   Total Investments (cost $1,225,967,368) - 159.5%                                                      1,292,372,725
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.0)%                                                                      (48,875,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                     18,588,283
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.8)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  810,086,008
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPF
Nuveen Premier Municipal Income Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.3% (0.7% OF TOTAL INVESTMENTS)

$       1,000   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00          AA     $    1,004,380
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        1,200    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          1,230,408
          400    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            389,584

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,094,290
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        3,600   Total Alabama                                                                                             3,718,662
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue          6/09 at 101.00         AAA          2,056,320
                 Bonds, Series 1999A, 6.000%, 6/01/49 - MBIA Insured

        1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3            850,970
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Alaska                                                                                              2,907,290
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 6.9% (4.1% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          100    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            101,475
          135    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            136,723

        7,000   Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza,         No Opt. Call         AAA          5,945,380
                 Series 2005B, 0.000%, 7/01/39 - FGIC Insured

        7,500   Salt River Project Agricultural Improvement and Power District,       1/13 at 100.00         Aa1          7,787,625
                 Arizona, Electric System Revenue Bonds, Series 2002B,
                 5.000%, 1/01/25

        6,000   Salt River Project Agricultural Improvement and Power District,       1/12 at 101.00         Aa1          6,419,280
                 Arizona, Electric System Revenue Refunding Bonds,
                 Series 2002A, 5.250%, 1/01/15

------------------------------------------------------------------------------------------------------------------------------------
       20,735   Total Arizona                                                                                            20,390,483
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 1.7% (1.0% OF TOTAL INVESTMENTS)

        4,655   Arkansas Development Finance Authority, State Facility Revenue       11/15 at 100.00         AAA          4,840,036
                 Bonds, Department of Correction Special Needs Unit Project,
                 Series 2005B, 5.000%, 11/01/25 - FSA Insured

           17   Stuttgart Public Facilities Board, Arkansas, Single Family            3/08 at 100.00         Aaa             17,535
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
        4,672   Total Arkansas                                                                                            4,857,571
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 22.3% (13.2% OF TOTAL INVESTMENTS)

        3,335   Anaheim Public Finance Authority, California, Public Improvement      9/17 at 100.00         AAA          2,736,368
                 Project Lease Revenue Bonds, UBS Residual Series 07 1011-1013,
                 5.869%, 3/01/37 - FGIC Insured (IF)

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,014,102
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

        1,800   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          1,827,828
                 University of Southern California, Series 2005, 4.750%, 10/01/28


                                       51

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       1,975   California Health Facilities Financing Authority, Revenue Bonds,        No Opt. Call           A     $    2,062,572
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        2,500   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          2,530,475
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        8,000   California Infrastructure Economic Development Bank, First Lien         No Opt. Call         AAA          8,721,280
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/33 (Pre-refunded 1/01/28) -
                 AMBAC Insured (ETM) (UB)

          500   California Statewide Community Development Authority, Revenue         7/15 at 100.00        BBB+            475,960
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.000%, 7/01/39

        1,600   California Statewide Community Development Authority,                 8/16 at 100.00          A+          1,636,480
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

                California, General Obligation Bonds, Series 2004:
        4,000    5.000%, 2/01/23                                                      2/14 at 100.00          A+          4,170,680
        4,900    5.000%, 6/01/23 - AMBAC Insured                                     12/14 at 100.00         AAA          5,127,164

        1,000   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,036,510
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

       28,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         19,318,595
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)

        3,500   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB          3,078,880
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.125%, 6/01/47

          450   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA            521,226
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        6,005   Los Angeles Unified School District, California, General Obligation   7/15 at 100.00         AAA          6,320,803
                 Bonds, Series 2005E, 5.000%, 7/01/22 - AMBAC Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          100    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            100,363
          110    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            109,694

------------------------------------------------------------------------------------------------------------------------------------
       73,465   Total California                                                                                         65,788,980
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.8% (4.1% OF TOTAL INVESTMENTS)

        1,000   Colorado Health Facilities Authority, Revenue Bonds,                  6/16 at 100.00          A-            990,190
                 Evangelical Lutheran Good Samaritan Society, Series 2005,
                 5.000%, 6/01/29

        1,150   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3          1,157,441
                 Medical Center, Series 2004, 5.000%, 9/01/25

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre           3/15 at 100.00        BBB+            393,824
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre          12/09 at 101.00         Aaa          1,054,820
                 Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                 (Pre-refunded 12/01/09) - FSA Insured

          750   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley      1/15 at 100.00        BBB+            758,767
                 Medical Center, Series 2004, 5.000%, 1/15/17

                Denver City and County, Colorado, Airport Revenue Bonds,
                Series 2006:
        3,680    5.000%, 11/15/23 - FGIC Insured (IF)                                11/16 at 100.00         AAA          4,184,712
        2,270    5.000%, 11/15/24 - FGIC Insured (IF)                                11/16 at 100.00         AAA          2,581,331
        8,930    5.000%, 11/15/25 - FGIC Insured (UB)                                11/16 at 100.00         AAA          9,329,260

------------------------------------------------------------------------------------------------------------------------------------
       19,180   Total Colorado                                                                                           20,450,345
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.7% (0.4% OF TOTAL INVESTMENTS)

        2,000   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00        Baa1          2,055,460
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.2% (1.9% OF TOTAL INVESTMENTS)

$       4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,           4/08 at 101.00         AAA     $    4,045,040
                 5.750%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)

        1,700   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          1,781,821
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

        2,500   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00        Baa2          2,573,750
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        1,000   South Miami Health Facilities Authority, Florida, Hospital            8/17 at 100.00         AA-            994,210
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42

------------------------------------------------------------------------------------------------------------------------------------
        9,200   Total Florida                                                                                             9,394,821
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 4.3% (2.5% OF TOTAL INVESTMENTS)

        8,000   George L. Smith II World Congress Center Authority, Atlanta,          7/10 at 101.00         AAA          8,331,920
                 Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                 Series 2000, 5.500%, 7/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA          4,394,361
                 Revenue Bonds, Series 2003A, 5.125%, 11/01/17 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,105   Total Georgia                                                                                            12,726,281
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,325,960
                 Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D,
                 6.150%, 1/01/20 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

           95   Idaho Housing and Finance Association, Single Family Mortgage         1/08 at 101.00         Aa1             97,115
                 Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)

          500   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            496,710
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/26

------------------------------------------------------------------------------------------------------------------------------------
          595   Total Idaho                                                                                                 593,825
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.4% (7.9% OF TOTAL INVESTMENTS)

        8,300   Chicago Greater Metropolitan Area Sanitary District, Illinois,       12/16 at 100.00         AAA          9,082,109
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

          725   Chicago Public Building Commission, Illinois, General Obligation        No Opt. Call         AAA            804,786
                 Lease Certificates, Chicago Board of Education, Series 1990B,
                 7.000%, 1/01/15 - MBIA Insured (ETM)

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA          4,136,630
                 Series 1999, 0.000%, 1/01/24 - FGIC Insured

        8,500   Chicago, Illinois, Senior Lien Water Revenue Bonds,                     No Opt. Call         AAA         10,019,459
                 Series 2001, 5.750%, 11/01/30 - AMBAC Insured (5)

          200   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            195,962
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,007,750
                 Medical Center, Series 2002, 5.500%, 5/15/32

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          1,600,935
                 Series 2002, 5.500%, 2/01/17 - FGIC Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          850    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            875,245
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,781,850

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                        No Opt. Call         AAA          5,087,844
       10,775    0.000%, 12/15/24 - MBIA Insured                                        No Opt. Call         AAA          4,920,943

------------------------------------------------------------------------------------------------------------------------------------
       52,845   Total Illinois                                                                                           39,513,513
------------------------------------------------------------------------------------------------------------------------------------


                                       53

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.3% (1.9% OF TOTAL INVESTMENTS)

$       2,275   Anderson School Building Corporation, Madison County, Indiana,        1/14 at 100.00         AAA     $    2,511,350
                 First Mortgage Bonds, Series 2003, 5.500%, 7/15/23
                 (Pre-refunded 1/15/14) - FSA Insured

        6,180   Crown Point Multi-School Building Corporation, Indiana,                 No Opt. Call         AAA          3,076,651
                 First Mortgage Bonds, Crown Point Community School
                 Corporation, Series 2000, 0.000%, 1/15/23 - MBIA Insured

        1,250   Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23         7/16 at 100.00        BBB+          1,243,850

        1,000   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00         BBB          1,001,420
                 Madison Center Inc., Series 2005, 5.250%, 2/15/28

        1,760   St. Joseph County PHM Elementary/Middle School Building                 No Opt. Call           A          1,791,715
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09

------------------------------------------------------------------------------------------------------------------------------------
       12,465   Total Indiana                                                                                             9,624,986
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.3% (0.7% OF TOTAL INVESTMENTS)

        4,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          3,712,320
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          510   Louisville and Jefferson County Metropolitan Government,             10/16 at 100.00         N/R            498,347
                 Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy
                 of the Americas, Series 2006, 5.000%, 10/01/35
------------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA - 6.0% (3.6% OF TOTAL INVESTMENTS)

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized                 3/08 at 101.00         AAA          1,325,641
                 Mortgage Revenue Bonds, St. Dominic Assisted Care Facility,
                 Series 1995, 6.850%, 9/01/25

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:
          825    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00         AAA            826,436
        8,880    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          8,531,194

            5   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA              4,411
                 Residuals 660-3, 5.939%, 5/01/41 - FGIC Insured (IF)

        1,500   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner         5/17 at 100.00          A3          1,511,925
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

        3,950   Morehouse Parish, Louisiana, Pollution Control Revenue Bonds,           No Opt. Call         BBB          4,198,139
                 International Paper Company, Series 2002A, 5.700%, 4/01/14

        1,375   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          1,375,495
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       17,845   Total Louisiana                                                                                          17,773,241
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 1.4% (0.8% OF TOTAL INVESTMENTS)

        4,035   Maine State Housing Authority, Single Family Mortgage Purchase        5/13 at 100.00         AA+          4,098,471
                 Bonds, Series 2004A-2, 5.000%, 11/15/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.2% (0.7% OF TOTAL INVESTMENTS)

        2,000   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3          2,058,800
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        1,550   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          1,553,736
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        3,550   Total Maryland                                                                                            3,612,536
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.5% (0.9% OF TOTAL INVESTMENTS)

$       1,000   Massachusetts Development Finance Authority, Revenue Bonds,          10/14 at 100.00         BBB     $    1,035,830
                 Hampshire College, Series 2004, 5.625%, 10/01/24

        3,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,        1/14 at 100.00         AAA          3,260,160
                 Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,000   Total Massachusetts                                                                                       4,295,990
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.1% (2.4% OF TOTAL INVESTMENTS)

        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,            4/13 at 100.00         AAA          3,099,915
                 5.250%, 4/01/17 - XLCA Insured

        4,600   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          4,516,694
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          1,013,440
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

          170   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            168,207
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.500%, 6/01/35

        3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds,             12/12 at 100.00         AAA          3,233,876
                 Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,720   Total Michigan                                                                                           12,032,132
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 5.1% (3.0% OF TOTAL INVESTMENTS)

        4,350   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00          A-          4,372,272
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        1,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00          A-          1,029,020
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.250%, 2/15/21

        2,290   Minneapolis-St. Paul Housing and Redevelopment Authority,            12/13 at 100.00        Baa1          2,417,942
                 Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003,
                 6.000%, 12/01/20

                Minnesota Higher Education Facilities Authority, Revenue Bonds,
                University of St. Thomas, Series 2004-5Y:
          530    5.250%, 10/01/19                                                    10/14 at 100.00          A2            557,560
        1,500    5.250%, 10/01/34                                                    10/14 at 100.00          A2          1,534,830

          665   Minnesota Higher Education Facilities Authority, Revenue Bonds,       4/16 at 100.00          A2            686,174
                 University of St. Thomas, Series 2006-6I, 5.000%, 4/01/23

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,053,530
                 Series 2004A, 5.250%, 10/01/19

        3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,             12/13 at 100.00         AA+          3,221,550
                 Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
       14,335   Total Minnesota                                                                                          14,872,878
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,325   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,356,388
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 1.0% (0.6% OF TOTAL INVESTMENTS)

          100   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+             99,336
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,880   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          2,980,310
                 Facilities Revenue Bonds, Freeman Health System, Series 2004,
                 5.500%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        2,980   Total Missouri                                                                                            3,079,646
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 2.9% (1.7% OF TOTAL INVESTMENTS)

        1,580   Douglas County Hospital Authority 2, Nebraska, Health Facilities        No Opt. Call          A1          1,655,445
                 Revenue Bonds, Nebraska Medical Center, Series 2003,
                 5.000%, 11/15/16

        1,760   Grand Island, Nebraska, Electric System Revenue Bonds,                3/08 at 100.00         AAA          1,872,094
                 Series 1977, 6.100%, 9/01/12 (ETM)


                                       55

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA (continued)

$       2,350   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         Aaa     $    2,510,482
                 Loan Program, Series 1993A-5B, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

        2,300   Omaha Public Power District, Nebraska, Separate Electric              2/17 at 100.00         AAA          2,369,736
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        7,990   Total Nebraska                                                                                            8,407,757
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 1.8% (1.1% OF TOTAL INVESTMENTS)

        5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily            7/10 at 101.00         Aaa          5,158,300
                 Housing Remarketed Revenue Bonds, Countryside LP,
                 Series 1994, 6.100%, 7/01/24 (Alternative Minimum Tax)

          190   New Hampshire Municipal Bond Bank, Revenue Bonds,                       No Opt. Call         N/R            193,333
                 Coe-Brown Northwood Academy, Series 1994, 7.250%, 5/01/09

------------------------------------------------------------------------------------------------------------------------------------
        5,190   Total New Hampshire                                                                                       5,351,633
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 6.0% (3.5% OF TOTAL INVESTMENTS)

        1,000   New Jersey Economic Development Authority, School Facilities          9/15 at 100.00         AA-          1,064,261
                 Construction Bonds, Series 2005P, 5.250%, 9/01/24

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       25,000    0.000%, 12/15/35 - AMBAC Insured (UB)                                  No Opt. Call         AAA          6,514,000
       10,000    0.000%, 12/15/36 - AMBAC Insured (UB)                                  No Opt. Call         AAA          2,484,000

        3,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,294,874
                 System Bonds, Series 2003C, 5.500%, 6/15/24
                 (Pre-refunded 6/15/13)

        1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          1,580,355
                 5.000%, 1/01/19 - FGIC Insured

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          2,610,725
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,000   Total New Jersey                                                                                         17,548,215
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 22.3% (13.1% OF TOTAL INVESTMENTS)

       10,000   Dormitory Authority of the State of New York, Revenue Bonds,          5/10 at 101.00         AAA         10,602,099
                 State University Educational Facilities Revenue Bonds,
                 1999 Resolution, Series 2000B, 5.500%, 5/15/30
                 (Pre-refunded 5/15/10) - FSA Insured

        1,500   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          1,594,246
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/19

           10   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA              8,643
                 Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 -
                 MBIA Insured (IF)

        2,180   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          2,081,399
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        7,500   Long Island Power Authority, New York, Electric System                6/16 at 100.00         AAA          7,870,500
                 Revenue Bonds, Series 2006A, 5.000%, 12/01/25 -
                 XLCA Insured (UB)

        3,200   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          3,310,144
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        5,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          5,299,950
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

        4,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          4,191,280
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/23 - AMBAC Insured

        4,265   New York City, New York, General Obligation Bonds,                   10/13 at 100.00          AA          4,486,098
                 Fiscal Series 2003D, 5.250%, 10/15/22

        1,200   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          AA          1,296,876
                 Fiscal Series 2004B, 5.250%, 8/01/15

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          AA          4,246,800
                 Fiscal Series 2004C, 5.250%, 8/15/20

        3,650   New York Convention Center Development Corporation,                  11/15 at 100.00         AAA          3,734,571
                 Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured (UB)

        3,250   New York State Municipal Bond Bank Agency, Special                    6/13 at 100.00          A+          3,439,703
                 School Purpose Revenue Bonds, Series 2003C,
                 5.250%, 6/01/22


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
$       6,460    5.000%, 1/01/25 - FSA Insured (UB)                                   7/15 at 100.00         AAA     $    6,758,775
        2,580    5.000%, 1/01/26 - FSA Insured (UB)                                   7/15 at 100.00         AAA          2,697,596

        1,850   New York State Urban Development Corporation, Service                 3/15 at 100.00         AAA          1,936,339
                 Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 -
                 FSA Insured

        1,000   New York State Urban Development Corporation, Subordinate             7/14 at 100.00           A          1,047,620
                 Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,041,780
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       62,645   Total New York                                                                                           65,644,419
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 4.1% (2.4% OF TOTAL INVESTMENTS)

       10,300   North Carolina Eastern Municipal Power Agency, Power System             No Opt. Call         AAA         12,112,593
                 Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 -
                 CAPMAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.9% (1.7% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
          105    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            101,357
        1,050    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          1,037,012
        1,055    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          1,018,075
        2,355    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          2,286,305

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services Inc.,                No Opt. Call        BBB+          3,919,560
                 Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14)
                 (Alternative Minimum Tax)

          250   Port of Greater Cincinnati Development Authority, Ohio, Economic     10/16 at 100.00         N/R            250,793
                 Development Revenue Bonds, Sisters of Mercy of the Americas,
                 Series 2006, 5.000%, 10/01/25

------------------------------------------------------------------------------------------------------------------------------------
        8,815   Total Ohio                                                                                                8,613,102
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.5% (1.4% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
                Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB            502,055
          450    5.375%, 9/01/36                                                      9/16 at 100.00         BBB            448,002

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        2,900    5.000%, 2/15/37                                                      2/17 at 100.00         AA-          2,915,834
        1,305    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          1,306,344

        2,035   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          2,045,989
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

------------------------------------------------------------------------------------------------------------------------------------
        7,190   Total Oklahoma                                                                                            7,218,224
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.3% (0.8% OF TOTAL INVESTMENTS)

                Oregon, General Obligation Bonds, State Board of Higher
                Education, Series 2004A:
        1,795    5.000%, 8/01/21                                                      8/14 at 100.00          AA          1,893,958
        1,990    5.000%, 8/01/23                                                      8/14 at 100.00          AA          2,076,068

------------------------------------------------------------------------------------------------------------------------------------
        3,785   Total Oregon                                                                                              3,970,026
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          2,100,940
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        1,385   Falls Township Hospital Authority, Pennsylvania, FHA-Insured          2/08 at 100.00         AAA          1,393,379
                 Revenue Refunding Bonds, Delaware Valley Medical Center,
                 Series 1992, 7.000%, 8/01/22

------------------------------------------------------------------------------------------------------------------------------------
        3,385   Total Pennsylvania                                                                                        3,494,319
------------------------------------------------------------------------------------------------------------------------------------


                                       57

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.7% (1.6% OF TOTAL INVESTMENTS)

$       7,655   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB     $    7,864,824
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 8.0% (4.7% OF TOTAL INVESTMENTS)

        2,500   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-          2,585,275
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

        4,405   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          4,565,474
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina, Installment       12/13 at 100.00         AA-          3,516,352
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue Refunding     5/13 at 100.00         AAA          3,791,371
                 Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC Insured

        1,500   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          1,547,325
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        4,895    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          5,576,825
          605    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)            688,260

        1,145   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,176,980
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       22,010   Total South Carolina                                                                                     23,447,862
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,826,335
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.4% (0.8% OF TOTAL INVESTMENTS)

        2,060   Johnson City Health and Educational Facilities Board,                 7/23 at 100.00         AAA          2,108,080
                 Tennessee, Hospital Revenue Refunding and Improvement
                 Bonds, Johnson City Medical Center, Series 1998C,
                 5.125%, 7/01/25 (Pre-refunded 7/01/23) - MBIA Insured

        1,600   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          1,622,432
                 Tennessee, Revenue Bonds, Mountain States Health
                 Alliance, Series 2006A, 5.500%, 7/01/36

          400   Sumner County Health, Educational, and Housing Facilities            11/17 at 100.00         N/R            404,756
                 Board, Tennessee, Revenue Refunding Bonds, Sumner
                 Regional Health System Inc., Series 2007, 5.500%, 11/01/37

------------------------------------------------------------------------------------------------------------------------------------
        4,060   Total Tennessee                                                                                           4,135,268
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.2% (3.7% OF TOTAL INVESTMENTS)

        1,075   Brazos River Authority, Texas, Pollution Control Revenue Bonds,      10/13 at 101.00        Caa1          1,106,745
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

        3,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          3,177,030
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          400    5.250%, 8/15/21                                                        No Opt. Call        BBB-            404,116
          500    5.125%, 8/15/26                                                        No Opt. Call        BBB-            491,085

        2,265   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          2,403,233
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/25 - AMBAC Insured

          290   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         AAA            302,064
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        1,710   Mansfield Independent School District, Tarrant County, Texas,         2/11 at 100.00         Aaa          1,808,975
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26
                 (Pre-refunded 2/15/11)


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1     $      902,860
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        1,600   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          1,606,368
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36

                Texas Tech University, Financing System Revenue Bonds,
                9th Series 2003:
        3,525    5.250%, 2/15/18 - AMBAC Insured                                      8/13 at 100.00         AAA          3,764,559
        2,250    5.250%, 2/15/19 - AMBAC Insured                                      8/13 at 100.00         AAA          2,402,910

------------------------------------------------------------------------------------------------------------------------------------
       17,615   Total Texas                                                                                              18,369,945
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)

          525   Utah Housing Corporation, Single Family Mortgage Bonds,               7/11 at 100.00         Aaa            531,815
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

           25   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/08 at 101.00          AA             25,582
                 Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          145   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/08 at 101.50          AA            147,290
                 Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          695   Total Utah                                                                                                  704,687
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 8.9% (5.2% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,709,875
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        7,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          7,551,180
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        6,160   King County Public Hospital District 2, Washington, Limited           6/11 at 101.00         AAA          6,396,975
                 Tax General Obligation Bonds, Evergreen Hospital Medical
                 Center, Series 2001A, 5.250%, 12/01/24 - AMBAC Insured

        1,000   Skagit County Public Hospital District 1, Washington, Revenue           No Opt. Call        Baa2          1,047,310
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

        8,045   Washington, General Obligation Refunding Bonds, Series 1992A            No Opt. Call         Aa1          8,398,095
                 and 1992AT-6, 6.250%, 2/01/11

------------------------------------------------------------------------------------------------------------------------------------
       24,705   Total Washington                                                                                         26,103,435
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.9% (1.1% OF TOTAL INVESTMENTS)

        2,000   West Virginia Water Development Authority, Infrastructure            10/13 at 101.00         AAA          2,220,960
                 Revenue Bonds, Series 2003A, 5.500%, 10/01/23
                 (Pre-refunded 10/01/13) - AMBAC Insured

        3,150   West Virginia Water Development Authority, Loan Program II           11/13 at 101.00         AAA          3,379,887
                 Revenue Bonds, Series 2003B, 5.250%, 11/01/23 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,150   Total West Virginia                                                                                       5,600,847
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 5.9% (3.5% OF TOTAL INVESTMENTS)

        5,670   Wisconsin Health and Educational Facilities Authority,                7/11 at 100.00          A-          5,866,012
                 Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
                 6.000%, 7/01/30

          160   Wisconsin Health and Educational Facilities Authority, Revenue        5/16 at 100.00         BBB            148,392
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          1,028,130
                 Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18

          205   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00         AA-            216,117
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30

        2,145   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 101.00     N/R (4)          2,305,189
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)


                                       59

NPF
Nuveen Premier Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/10 at 101.00          AA     $    5,245,300
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 -
                 RAAI Insured

        2,500   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          2,562,375
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,680   Total Wisconsin                                                                                          17,371,515
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,350   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB          1,374,948
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$     535,382   Total Investments (cost $481,650,918) - 169.8%                                                          499,840,080
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (16.1)%                                                                     (47,354,500)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      6,892,246
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.1)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  294,377,826
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:
                                      FUND                                       FIXED RATE                              UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $28,000,000        Receive               SIFM       3.690%       Quarterly    11/06/07      11/06/17       $(34,042)
Morgan Stanley   14,000,000        Receive  3-Month USD-LIBOR       5.262    Semi-Annually    11/15/07      11/15/34        163,801
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $129,759
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)
SIFM-The daily arithmetic average of the weekly SIFM (Securities Industry and
Financial Markets) Municipal Swap Index.

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $188,602, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMZ
Nuveen Municipal High Income Opportunity Fund
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NATIONAL - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4:
$       5,000    6.000%, 12/31/45 (Mandatory put 4/30/19)                            10/19 at 100.00          A3     $    5,434,350
                 (Alternative Minimum Tax)
        1,000    5.750%, 12/31/45 (Mandatory put 4/30/15)                            10/15 at 100.00          A3          1,069,970
                 (Alternative Minimum Tax)

        1,000   GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39             No Opt. Call        Baa1          1,023,640
                 (Mandatory put 10/31/19) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,000   Total National                                                                                            7,527,960
------------------------------------------------------------------------------------------------------------------------------------


                ALABAMA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        6,200   Baldwin County Eastern Shore Healthcare Authority, Alabama,           4/08 at 102.00     N/R (4)          6,375,026
                 Hospital Revenue Bonds, Thomas Hospital, Series 1998,
                 5.750%, 4/01/27 (Pre-refunded 4/01/08)

        2,000   Bessemer, Alabama, General Obligation Warrants, Series 2007,          2/17 at 102.00         N/R          1,898,520
                  6.500%, 2/01/37

        1,000   Birmingham Special Care Facilities Financing Authority, Alabama,     11/15 at 100.00        Baa1            973,960
                 Revenue Bonds, Baptist Health System Inc., Series 2005A,
                 5.000%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        9,200   Total Alabama                                                                                             9,247,506
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 5.4% (3.6% OF TOTAL INVESTMENTS)

          515   Estrella Mountain Ranch Community Facilities District, Goodyear,      7/10 at 102.00         N/R            551,683
                 Arizona, Special Assessment Lien Bonds, Series 2001A,
                 7.875%, 7/01/25

        2,000   Maricopa County Industrial Development Authority, Arizona,           11/07 at 103.00         N/R          1,996,800
                 Multifamily Housing Revenue Bonds, Privado Park Apartments
                 Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        6,720   Maricopa County Industrial Development Authority, Arizona,            1/11 at 103.00          BB          6,774,902
                 Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc.,
                 Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

                Phoenix Industrial Development Authority, Arizona, Educational
                Revenue Bonds, Keystone Montessori School, Series 2004A:
          275    6.375%, 11/01/13                                                    11/11 at 103.00         N/R            282,010
          790    7.250%, 11/01/23                                                    11/11 at 103.00         N/R            839,731
        1,715    7.500%, 11/01/33                                                    11/11 at 103.00         N/R          1,820,335

        1,000   Pima County Industrial Development Authority, Arizona,                7/16 at 100.00         N/R            956,030
                 Charter School Revenue Bonds, Franklin Phonetic Charter
                 School, Series 2006, 5.750%, 7/01/36
        1,645   Pima County Industrial Development Authority, Arizona, Charter        7/14 at 100.00     N/R (4)          1,957,353
                 School Revenue Bonds, Heritage Elementary School,
                 Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)

          550   Pima County Industrial Development Authority, Arizona, Charter       12/14 at 100.00        BBB-            568,194
                 School Revenue Bonds, Noah Webster Basic Schools Inc.,
                 Series 2004, 6.125%, 12/15/34

          500   Pima County Industrial Development Authority, Arizona, Charter          No Opt. Call         AAA            577,405
                 School Revenue Bonds, Pointe Educational Services Charter
                 School, Series 2004, 6.250%, 7/01/14 (ETM)

        1,000   Pima County Industrial Development Authority, Arizona, Charter        7/14 at 100.00     N/R (4)          1,180,250
                 School Revenue Bonds, Pointe Educational Services Charter
                 School, Series 2004, 7.125%, 7/01/24 (Pre-refunded 7/01/14)


                                       61

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA (continued)

$       1,150   Pinal County Industrial Development Authority, Arizona,              10/12 at 100.00           A     $    1,162,098
                 Correctional Facilities Contract Revenue Bonds, Florence
                 West Prison LLC, Series 2002A, 5.250%, 10/01/22 - ACA Insured

        1,000   Tucson Industrial Development Authority, Arizona, Charter School      9/14 at 100.00        BBB-          1,030,990
                 Revenue Bonds, Arizona Agribusiness and Equine Center
                 Charter School, Series 2004A, 5.850%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
       18,860   Total Arizona                                                                                            19,697,781
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 14.2% (9.2% OF TOTAL INVESTMENTS)

        8,000   Alameda Public Finance Authority, California, Revenue Bond              No Opt. Call         N/R          7,995,998
                 Anticipation Notes, Alameda Power and Telecom, Series 2004,
                 7.000%, 6/01/09

          940   California Health Facilities Financing Authority, Hospital Revenue   11/07 at 100.00          BB            937,133
                 Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15

        4,000   California Statewide Communities Development Authority, Revenue         No Opt. Call          BB          3,640,480
                 Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                 5.500%, 12/01/33 (Alternative Minimum Tax)

        2,925   California Statewide Community Development Authority, Revenue         3/14 at 102.00         N/R          3,090,584
                 Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34

        1,005   California Statewide Community Development Authority,                 1/14 at 100.00         N/R          1,058,376
                 Subordinate Lien Multifamily Housing Revenue Bonds,
                 Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34
                 (Alternative Minimum Tax)

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            960,100
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

        5,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          6,370,540
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,214,170
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                      9/14 at 100.00         N/R            515,790
        1,000    5.850%, 9/01/33                                                      9/14 at 100.00         N/R          1,011,960

        2,500   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          2,611,475
                 Revenue Bonds, El Granada Mobile Home Park, Series 2004A,
                 6.450%, 5/15/44

        1,015   Independent Cities Lease Finance Authority, California,               5/14 at 100.00         N/R          1,035,767
                 Subordinate Lien Revenue Bonds, El Granada Mobile Home
                 Park, Series 2004B, 6.500%, 5/15/44

        1,200   Lake Elsinore, California, Special Tax Bonds, Community               9/13 at 102.00         N/R          1,222,800
                 Facilities District 2003-2 Improvement Area A, Canyon Hills,
                 Series 2004A, 5.950%, 9/01/34

        3,400   Lee Lake Water District, Riverside County, California, Special        9/13 at 102.00         N/R          3,464,600
                 Tax Bonds, Community Facilities District 3, Series 2004,
                 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00           B            326,157
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002B,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

        2,950   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00           B          3,207,211
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

                Moreno Valley Unified School District, Riverside County,
                California, Special Tax Bonds, Community Facilities District,
                Series 2004:
          800    5.550%, 9/01/29                                                      9/14 at 100.00         N/R            789,872
        1,250    5.650%, 9/01/34                                                      9/14 at 100.00         N/R          1,240,838


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$         995   Oceanside, California, Special Tax Revenue Bonds, Community           3/14 at 100.00         N/R     $    1,004,094
                 Facilities District - Morro Hills, Series 2004, 5.750%, 9/01/28

                Orange County, California, Special Tax Bonds, Community Facilities
                District 03-1 of Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                      8/12 at 101.00         N/R            510,250
        1,625    5.600%, 8/15/28                                                      8/12 at 101.00         N/R          1,658,053
        1,000    5.625%, 8/15/34                                                      8/12 at 101.00         N/R          1,018,170

        2,250   San Diego County, California, Certificates of Participation,          9/12 at 100.00        BBB-          2,281,703
                 San Diego-Imperial Counties Developmental Services
                 Foundation Project, Series 2002, 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special Tax           9/13 at 103.00         N/R          4,063,186
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       49,550   Total California                                                                                         51,229,307
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 8.8% (5.7% OF TOTAL INVESTMENTS)

          925   Bradburn Metropolitan District 3, Colorado, General Obligation       12/13 at 101.00         N/R            981,120
                 Bonds, Series 2003, 7.500%, 12/01/33

        5,594   Buffalo Ridge Metropolitan District, Colorado, Limited Obligation    12/13 at 101.00         N/R          5,933,388
                 Assessment Bonds, Series 2003, 7.500%, 12/01/33

          400   Colorado Educational and Cultural Facilities Authority, Charter      12/10 at 101.00     BBB (4)            443,296
                 School Revenue Bonds, Academy Charter School - Douglas
                 County School District Re. 1, Series 2000, 6.875%, 12/15/20
                 (Pre-refunded 12/15/10)

          650   Colorado Educational and Cultural Facilities Authority, Charter       9/11 at 100.00     Ba1 (4)            735,631
                 School Revenue Bonds, Bromley East Charter School,
                 Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)

          900   Colorado Educational and Cultural Facilities Authority, Charter       7/08 at 100.00     N/R (4)            925,236
                 School Revenue Bonds, Compass Montessori Elementary
                 Charter School, Series 2000, 7.750%, 7/15/31
                 (Pre-refunded 7/15/08)

        3,500   Colorado Educational and Cultural Facilities Authority, Charter       5/14 at 101.00         N/R          3,671,430
                 School Revenue Bonds, Denver Arts and Technology Academy,
                 Series 2003, 8.000%, 5/01/34

                Colorado Educational and Cultural Facilities Authority, Charter
                School Revenue Bonds, Excel Academy Charter School,
                Series 2003:
          470    7.300%, 12/01/23 (Pre-refunded 12/01/11)                            12/11 at 100.00         AAA            536,717
          875    7.500%, 12/01/33 (Pre-refunded 12/01/11)                            12/11 at 100.00         AAA          1,005,804

        1,784   Colorado Educational and Cultural Facilities Authority, Charter       2/10 at 100.00         AAA          1,945,916
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2002,
                 8.000%, 2/15/32 (Pre-refunded 2/15/10)

        1,000   Colorado Educational and Cultural Facilities Authority, Charter       2/16 at 101.00         N/R            924,890
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2006,
                 5.625%, 2/15/36

        1,240   Colorado Educational and Cultural Facilities Authority, Charter       6/11 at 100.00     Ba1 (4)          1,365,240
                 School Revenue Bonds, Weld County School District 6 -
                 Frontier Academy, Series 2001, 7.250%, 6/01/20
                 (Pre-refunded 6/01/11)

        1,500   Colorado Educational and Cultural Facilities Authority, Independent   6/14 at 100.00         N/R          1,302,600
                 School Improvement Revenue Bonds, Heritage Christian School
                 of Northern Colorado, Series 2004A, 7.500%, 6/01/34 (5)

        4,300   Denver Health and Hospitals Authority, Colorado, Revenue Bonds,      12/14 at 100.00     BBB (4)          4,958,803
                 Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)

        1,000   Denver, Colorado, FHA-Insured Multifamily Housing Mortgage            7/08 at 102.00         AAA          1,013,660
                 Loan Revenue Bonds, Garden Court Community Project,
                 Series 1998, 5.400%, 7/01/39

        1,250   Mesa County, Colorado, Residential Care Facilities Mortgage          12/11 at 101.00          AA          1,274,488
                 Revenue Bonds, Hilltop Community Resources Inc. Obligated
                 Group, Series 2001A, 5.250%, 12/01/21 - RAAI Insured


                                       63

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       1,000   Mountain Shadows Metropolitan District, Colorado, General            12/13 at 100.00         N/R     $      839,930
                 Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27

        1,995   Park Creek Metropolitan District, Colorado, Limited Tax Obligation    6/14 at 100.00         N/R          2,189,333
                 Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32
                 (Mandatory put 12/01/13)

                Tallyn's Reach Metropolitan District 2, Aurora, Colorado, Limited
                Tax General Obligation Bonds, Series 2004:
          250    6.000%, 12/01/18                                                    12/13 at 100.00         N/R            256,830
          315    6.375%, 12/01/23                                                    12/13 at 100.00         N/R            324,724

                Tallyn's Reach Metropolitan District 3, Aurora, Colorado, Limited
                Tax General Obligation Bonds, Series 2004:
          500    6.625%, 12/01/23                                                    12/13 at 100.00         N/R            521,770
          500    6.750%, 12/01/33                                                    12/13 at 100.00         N/R            518,460

------------------------------------------------------------------------------------------------------------------------------------
       29,948   Total Colorado                                                                                           31,669,266
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,025   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/08 at 100.00         BBB          1,025,451
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/20 (Alternative Minimum Tax)

        1,000   Mashantucket Western Pequot Tribe, Connecticut, Subordinate           9/16 at 100.00        Baa3            999,200
                 Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36

------------------------------------------------------------------------------------------------------------------------------------
        2,025   Total Connecticut                                                                                         2,024,651
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 8.7% (5.7% OF TOTAL INVESTMENTS)

        2,000   Aberdeen Community Development District, Florida, Special             5/14 at 100.00         N/R          1,697,660
                 Assessment Bonds, Series 2005, 5.500%, 5/01/36

        4,320   Bartram Springs Community Development District, Duval County,         5/13 at 102.00     N/R (4)          4,894,603
                 Florida, Special Assessment Bonds, Series 2003A,
                 6.650%, 5/01/34 (Pre-refunded 5/01/13)

        1,000   Bartram Springs Community Development District, Duval County,         5/16 at 100.00         N/R            796,640
                 Florida, Special Assessment Bonds, Series 2006, 4.750%, 5/01/34

          700   Broward County, Florida, Airport Facility Revenue Bonds, Learjet     11/14 at 101.00         Ba2            776,321
                 Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)

        1,160   Century Gardens Community Development District, Miami-Dade            5/14 at 101.00         N/R          1,178,595
                 County, Florida, Special Assessment Revenue Bonds,
                 Series 2004, 5.900%, 5/01/34

          455   Islands at Doral Northeast Community Development District,            5/14 at 101.00         N/R            498,198
                 Miami-Dade County, Florida, Special Assessment Bonds,
                 Series 2004, 6.125%, 5/01/24

        3,000   Jacksonville, Florida, Economic Development Commission                9/17 at 100.00         N/R          3,099,810
                 Health Care Facilities Revenue Bonds, The Florida Proton
                 Therapy Institute Project, Series 2007, 6.250%, 9/01/27

          620   Lexington Community Development District, Florida, Special            5/14 at 101.00         N/R            631,551
                 Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        3,816   MMA Financial CDD Junior Securitization Trust, Florida,              11/07 at 100.00         N/R          3,829,150
                 Pass-Through Certificates, Class A, Series 2003I,
                 8.000%, 11/01/13

        3,820   Palm Beach County Housing Finance Authority, Florida,                 7/09 at 103.00         N/R          3,891,090
                 Multifamily Housing Revenue Bonds, Lake Delray Apartments,
                 Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)

        1,000   Sarasota County Health Facility Authority, Florida, Revenue           7/17 at 100.00         N/R            980,290
                 Bonds, Sarasota-Manatee Jewish Housing Council, Inc.,
                 Series 2007, 5.750%, 7/01/45


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       1,700   South-Dade Venture Community Development District, Florida,           5/14 at 101.00         N/R     $    1,716,252
                 Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

                Stonegate Community Development District, Florida, Special
                Assessment Revenue Bonds, Series 2004:
          455    6.000%, 5/01/24                                                      5/14 at 101.00         N/R            491,031
          500    6.125%, 5/01/34                                                      5/14 at 101.00         N/R            543,060

        1,000   Tolomato Community Development District, Florida, Special             5/14 at 101.00         N/R            880,670
                 Assessment Bonds, Series 2006, 5.400%, 5/01/37

        1,715   Tolomato Community Development District, Florida, Special             5/18 at 100.00         N/R          1,717,830
                 Assessment Bonds, Series 2007, 6.650%, 5/01/40

                Westchester Community Development District 1, Florida, Special
                Assessment Bonds, Series 2003:
          140    6.000%, 5/01/23                                                      5/13 at 101.00         N/R            139,511
        3,745    6.125%, 5/01/35                                                      5/13 at 101.00         N/R          3,695,978

------------------------------------------------------------------------------------------------------------------------------------
       31,146   Total Florida                                                                                            31,458,240
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

          500   Effingham County Development Authority, Georgia, Solid Waste          7/08 at 102.00           B            485,145
                 Disposal Revenue Bonds, Ft. James Project, Series 1998,
                 5.625%, 7/01/18 (Alternative Minimum Tax) (6)

          900   Fulton County Residential Care Facilities Authority, Georgia,         2/09 at 100.00         N/R            915,390
                 Revenue Bonds, Canterbury Court, Series 2004A,
                 6.125%, 2/15/34

        1,000   Fulton County Residential Care Facilities Authority, Georgia,         7/17 at 100.00         N/R            881,830
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/37

        1,935   Fulton County Residential Care Facilities Authority, Georgia,        12/13 at 102.00         N/R          2,130,570
                 Revenue Bonds, St. Anne's Terrace, Series 2003,
                 7.625%, 12/01/33

------------------------------------------------------------------------------------------------------------------------------------
        4,335   Total Georgia                                                                                             4,412,935
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,000   Hawaii State Department of Budget and Finance, Private School           No Opt. Call         N/R          1,983,400
                 Revenue Bonds, Island Pacific Academy Project, Series 2007,
                 6.375%, 3/01/34

        1,000   Hawaii State Department of Budget and Finance, Private School         2/17 at 100.00         N/R            943,890
                 Revenue Bonds, Montessori of Maui, Series 2007,
                 5.500%, 1/01/37

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Hawaii                                                                                              2,927,290
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 7.2% (4.7% OF TOTAL INVESTMENTS)

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment       12/08 at 100.00         N/R          2,036,220
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,000   Chicago, Illinois, Certificates of Participation, Tax Increment       7/11 at 100.00         N/R          1,042,260
                 Allocation Revenue Bonds, Diversey-Narragansett Project,
                 Series 2006, 7.460%, 2/15/26

        2,000   Illinois Finance Authority, Revenue Bonds, Midwest Regional          10/16 at 100.00         N/R          1,982,180
                 Medical Center Galena-Stauss Hospital, Series 2006,
                 6.750%, 10/01/46

        1,350   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          1,374,287
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell Medical  5/12 at 100.00        Baa2          1,007,750
                 Center, Series 2002, 5.500%, 5/15/32

        8,800   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          9,124,720
                 Hospital, Series 2016, 5.750%, 7/01/29 (UB)


                                       65

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest         11/08 at 102.00         N/R     $    1,375,808
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

        1,650   Lombard Public Facilities Corporation, Illinois, First Tier           1/16 at 100.00         N/R          1,762,250
                 Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                 7.125%, 1/01/36

        1,154   Lombard Public Facilities Corporation, Illinois, Third Tier           1/08 at 100.00         N/R          1,132,131
                 Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                 4.000%, 1/01/36

        2,055   Plano Special Service Area 1, Illinois, Special Tax Bonds,            3/14 at 102.00         N/R          2,114,657
                 Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

          998   Volo Village, Illinois, Special Service Area 3 Special Tax Bonds,     3/16 at 102.00         N/R            975,974
                 Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36
                 (Mandatory put 2/29/16)

        1,000   Yorkville United City Business District, Illinois, Storm Water and    1/17 at 102.00         N/R            947,540
                 Water Improvement Project Revenue Bonds, Series 2007,
                 6.000%, 1/01/26

        1,000   Yorkville, Illinois, Special Service Area 2005-108 Assessment         3/16 at 102.00         N/R            977,930
                 Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36

------------------------------------------------------------------------------------------------------------------------------------
       25,407   Total Illinois                                                                                           25,853,707
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 9.7% (6.3% OF TOTAL INVESTMENTS)

        6,360   Carmel Redevelopment District, Indiana, Tax Increment                 7/12 at 103.00         N/R          6,632,780
                 Revenue Bonds, Series 2004A, 6.650%, 1/15/24

       22,770   Indiana Finance Authority, Water Facilities Refunding Revenue        10/16 at 100.00         AAA         22,132,895
                 Bonds, Indian-American Water Company Inc. Project,
                 Series 2006, 4.875%, 10/01/36 - AMBAC Insured (UB)

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                      3/14 at 101.00        BBB-            533,960
        2,500    6.000%, 3/01/34                                                      3/14 at 101.00        BBB-          2,599,225

          200   Jasper County, Indiana, Economic Development Revenue                  4/10 at 101.00          B2            202,564
                 Refunding Bonds, Georgia Pacific Corporation Project,
                 Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

        1,000   St. Joseph County, Indiana, Economic Development Revenue              7/15 at 103.00         N/R          1,053,130
                 Bonds, Chicago Trail Village Apartments, Series 2005A,
                 7.500%, 7/01/35

        1,735   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          1,840,783
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       35,065   Total Indiana                                                                                            34,995,337
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        2,000   Fredonia, Kansas, Hospital Revenue Bonds, Series 2007,                8/17 at 100.00         N/R          1,984,880
                 6.125%, 8/15/37
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.3% (4.1% OF TOTAL INVESTMENTS)

        1,000   Carter Marina Community Development District, Louisiana,             10/12 at 100.00         N/R          1,001,400
                 Special Assessment Bonds, Series 2007, 6.250%, 10/01/22

        1,940   Carter Plantation Community Development District, Livingston         11/07 at 100.00         N/R          1,960,991
                 Parish, Louisiana, Special Assessment Bonds, Series 2004,
                 5.500%, 5/01/16

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds,                No Opt. Call          B-          9,950,861
                 Smurfit-Stone Container Corporation, Series 2003,
                 7.450%, 3/01/24 (Alternative Minimum Tax)

        1,000   Louisiana Local Government Environmental Facilities and               9/16 at 100.00         N/R            981,620
                 Community Development Authority, Carter Plantation Hotel
                 Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36

        1,000   Louisiana Local Government Environmental Facilities and               6/16 at 101.00         N/R            997,830
                 Community Development Authority, Revenue Bonds, CDF
                 Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36


                                       66

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series
                2004A:
$         865    8.250%, 3/01/19 (Alternative Minimum Tax)                            3/10 at 102.00         N/R     $      900,707
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                            3/10 at 102.00         N/R            840,541

        5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds,      4/08 at 100.00         N/R          5,208,589
                 Freeport McMoran Project, Series 1992, 7.700%, 10/01/22
                 (Alternative Minimum Tax)

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB          1,000,360
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       21,235   Total Louisiana                                                                                          22,842,899
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,155   Portland Housing Development Corporation, Maine, Section 8            2/14 at 102.00        Baa2          3,244,476
                 Assisted Senior Living Revenue Bonds, Avesta Housing
                 Development Corporation, Series 2004A, 6.000%, 2/01/34
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 3.3% (2.2% OF TOTAL INVESTMENTS)

        2,000   Maryland Energy Financing Administration, Revenue Bonds,             12/07 at 100.00         N/R          2,005,220
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        3,850   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00         N/R          3,938,242
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

        7,435   Prince George's County, Maryland, Revenue Bonds, Dimensions           1/08 at 100.00          B3          6,073,875
                 Health Corporation, Series 1994, 5.300%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
       13,285   Total Maryland                                                                                           12,017,337
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.1% (0.7% OF TOTAL INVESTMENTS)

          580   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R            578,272
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        2,000   Massachusetts Development Finance Agency, Revenue Bonds,             10/12 at 102.00        BBB-          1,898,760
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,350   Massachusetts Health and Educational Facilities Authority,            7/14 at 100.00         BB-          1,406,660
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B, 6.375%, 7/01/34

------------------------------------------------------------------------------------------------------------------------------------
        3,930   Total Massachusetts                                                                                       3,883,692
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 5.4% (3.5% OF TOTAL INVESTMENTS)

        1,265   Countryside Charter School, Berrien County, Michigan, Charter         4/09 at 100.00         N/R          1,283,988
                 School Revenue Bonds, Series 1999, 7.000%, 4/01/29
          885   Countryside Charter School, Berrien County, Michigan, Charter         4/09 at 100.00         N/R            911,594
                 School Revenue Bonds, Series 2000, 8.000%, 4/01/29

                Detroit Local Development Finance Authority, Michigan, Tax
                Increment Bonds, Series 1998A:
        1,435    5.500%, 5/01/21                                                      5/09 at 101.00         BB-          1,430,265
           15    5.500%, 5/01/21 - ACA Insured                                        5/09 at 101.00           A             15,185

        1,000   Garden City Hospital Finance Authority, Michigan, Revenue             8/17 at 100.00         N/R            880,520
                 Bonds, Garden City Hospital Obligated Group, Series 2007A,
                 5.000%, 8/15/38

        3,580   Michigan State Hospital Finance Authority, Hospital Revenue           2/08 at 100.00         BB-          3,403,864
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993B, 5.500%, 8/15/23

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            470,065
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,            11/15 at 102.00         N/R          1,556,385
                 Hills and Dales General Hospital, Series 2005A,
                 6.750%, 11/15/38


                                       67

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       1,970   Midland County Economic Development Corporation, Michigan,            1/08 at 101.00         BB-     $    1,973,802
                 Subordinated Pollution Control Limited Obligation Revenue
                 Refunding Bonds, Midland Cogeneration Project, Series 2000A,
                 6.875%, 7/23/09 (Alternative Minimum Tax)

        2,665   Nataki Talibah Schoolhouse, Wayne County, Michigan,                   6/10 at 102.00         N/R          2,745,723
                 Certificates of Participation, Series 2000, 8.250%, 6/01/30

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
          985    6.000%, 8/01/13                                                      2/08 at 100.00           B            940,911
        1,500    6.000%, 8/01/18                                                      2/08 at 100.00           B          1,354,710
        1,800    6.000%, 8/01/23                                                      2/08 at 100.00           B          1,543,302

        1,000   Summit Academy North Charter School, Michigan, Charter               11/15 at 100.00         BB+            951,810
                 School Revenue Bonds, Series 2005, 5.500%, 11/01/30

------------------------------------------------------------------------------------------------------------------------------------
       20,100   Total Michigan                                                                                           19,462,124
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 2.9% (1.9% OF TOTAL INVESTMENTS)

                Minneapolis, Minnesota, Student Housing Revenue Bonds,
                Riverton Community Housing Project, Series 2000:
          100    7.200%, 7/01/14 (Pre-refunded 7/01/10)                               7/10 at 100.00     N/R (4)            108,482
          100    7.300%, 7/01/15 (Pre-refunded 7/01/10)                               7/10 at 100.00     N/R (4)            108,723

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease                 6/14 at 102.00         N/R          1,401,280
                 Revenue Bonds, PACT Charter School, Series 2004A,
                 6.750%, 12/01/33

        5,000   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00           A          5,099,600
                 Health Services, Series 2003B, 5.250%, 7/01/30

        1,430   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,491,619
                 Charter School Revenue Bonds, Higher Ground Academy
                 Charter School, Series 2004A, 6.625%, 12/01/23

        1,100   St. Paul Housing and Redevelopment Authority, Minnesota,              6/14 at 102.00         N/R          1,148,268
                 Charter School Revenue Bonds, HOPE Community Academy
                 Charter School, Series 2004A, 6.750%, 12/01/33

        1,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds,              5/15 at 100.00         N/R          1,005,390
                 HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30

------------------------------------------------------------------------------------------------------------------------------------
       10,055   Total Minnesota                                                                                          10,363,362
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.3% (0.2% OF TOTAL INVESTMENTS)

          976   Mississippi Home Corporation, Multifamily Housing Revenue            10/19 at 101.00         N/R            977,711
                 Bonds, Tupelo Personal Care Apartments, Series 2004-2,
                 6.125%, 9/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.7% (1.7% OF TOTAL INVESTMENTS)

        2,000   Branson Regional Airport Transportation Development District,         7/17 at 100.00         N/R          1,967,680
                 Missouri, Project Revenue Bonds, Series 2007B,
                 6.000%, 7/01/37 (Alternative Minimum Tax)

        5,935   Missouri Environmental Improvement and Energy Resources              12/16 at 100.00         AAA          5,547,088
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 -
                 AMBAC Insured (Alternative Minimum Tax) (UB)

        1,300   Saint Louis Industrial Development Authority, Missouri,              12/10 at 102.00        Caa2          1,303,640
                 Saint Louis Convention Center Headquarters Hotel Project,
                 Series 2000A, 7.250%, 12/15/35 (Alternative Minimum Tax)

          830   Saint Louis, Missouri, Tax Increment Financing Revenue Bonds,        12/07 at 100.00         N/R            786,193
                 Grace Lofts Redevelopment Projects, Series 2007A,
                 6.000%, 3/27/26

------------------------------------------------------------------------------------------------------------------------------------
       10,065   Total Missouri                                                                                            9,604,601
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 2.0% (1.3% OF TOTAL INVESTMENTS)

        5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,          7/10 at 101.00          B2          5,269,420
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA (continued)

$       2,080   Montana Board of Investments, Resource Recovery Revenue                 No Opt. Call         N/R     $    2,052,981
                 Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,280   Total Montana                                                                                             7,322,401
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 3.5% (2.3% OF TOTAL INVESTMENTS)

        8,670   Omaha Public Power District, Nebraska, Separate Electric              2/17 at 100.00         AAA          9,458,621
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 Residuals 1508-2, 7.446%, 2/01/49 - AMBAC Insured (IF)

        3,000   Omaha Public Power District, Nebraska, Separate Electric              2/17 at 100.00         AAA          3,090,960
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       11,670   Total Nebraska                                                                                           12,549,581
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.3% (2.2% OF TOTAL INVESTMENTS)

        3,670   Clark County, Nevada, Industrial Development Revenue Bonds,           1/08 at 100.00           B          3,546,505
                 Nevada Power Company Project, Series 1995C,
                 5.500%, 10/01/30

        2,000   Clark County, Nevada, Industrial Development Revenue Bonds,           1/08 at 100.00           B          2,006,500
                 Nevada Power Company, Series 1995A, 5.600%, 10/01/30
                 (Alternative Minimum Tax)

          500   Clark County, Nevada, Industrial Development Revenue Bonds,          11/07 at 100.00           B            500,075
                 Nevada Power Company, Series 1997A, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        1,485   Clark County, Nevada, Local Improvement Bonds, Mountain's             8/16 at 100.00         N/R          1,532,015
                 Edge Special Improvement District 142, Series 2003,
                 6.375%, 8/01/23

        4,500   Director of Nevada State Department of Business and Industry,         1/10 at 102.00         N/R          4,345,740
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                 Series 2000, 7.375%, 1/01/40

------------------------------------------------------------------------------------------------------------------------------------
       12,155   Total Nevada                                                                                             11,930,835
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.1% (3.3% OF TOTAL INVESTMENTS)
        1,000   New Jersey Economic Development Authority, Revenue Bonds,             1/08 at 102.00         BB+            930,100
                 United Methodist Homes of New Jersey Obligated Group,
                 Series 1998, 5.125%, 7/01/25

        3,510   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B          3,551,664
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B            518,775
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00    BBB- (4)            554,010
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          9,059,235
        2,760    7.000%, 6/01/41 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          3,228,427

          500   Tobacco Settlement Financing Corporation, New Jersey,                 6/17 at 100.00         BBB            429,040
                 Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/41

------------------------------------------------------------------------------------------------------------------------------------
       16,595   Total New Jersey                                                                                         18,271,251
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 2.3% (1.5% OF TOTAL INVESTMENTS)

        4,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         Ba2          4,020,880
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,000   New York City Industrial Development Agency, New York,                8/16 at 101.00           B          1,135,690
                 American Airlines-JFK International Airport Special Facility
                 Revenue Bonds, Series 2005, 7.750%, 8/01/31
                 (Alternative Minimum Tax)

          500   New York City Industrial Development Agency, New York, Liberty        3/09 at 103.00         N/R            521,870
                 Revenue Bonds, 7 World Trade Center, Series 2005A,
                 6.250%, 3/01/15


                                       69

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       1,700   New York City Industrial Development Agency, New York,                2/08 at 100.00        CCC+     $    1,703,434
                 Special Facilities Revenue Bonds, American Airlines Inc.,
                 Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York,                  No Opt. Call           B            822,593
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002A, 8.000%, 8/01/12
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,950   Total New York                                                                                            8,204,467
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        5,500   North Carolina Capital Facilities Finance Agency, Solid Waste         7/12 at 106.00         N/R          5,554,560
                 Facilities Revenue Bonds, Liberty Tire Services of
                 North Carolina LLC, Series 2004A, 6.750%, 7/01/29
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 8.9% (5.8% OF TOTAL INVESTMENTS)

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
                Services and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                      1/08 at 102.00           B            500,860
          400    5.800%, 1/01/18                                                      1/08 at 102.00           B            396,336

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          355    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            342,682
        3,570    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          3,525,839
        3,375    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          3,256,875
        7,855    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          7,625,870

        3,375   Cleveland-Cuyahoga County Port Authority, Ohio, Development           5/14 at 102.00         N/R          3,376,080
                 Revenue Bonds, Bond Fund Program - Garfield Heights Project,
                 Series 2004D, 5.250%, 5/15/23

        7,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          7,059,150
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        1,000   Ohio, Environmental Facilities Revenue Bonds, Ford Motor              4/15 at 100.00         Ba1            957,450
                 Company, Series 2005, 5.750%, 4/01/35
                 (Alternative Minimum Tax)

        1,275   Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,                 No Opt. Call          B-          1,309,884
                 General Motors Corporation, Series 1994, 6.750%, 7/01/14
                 (Alternative Minimum Tax)

        4,000   Western Reserve Port Authority, Ohio, Solid Waste Facility            7/17 at 102.00         N/R          3,943,520
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       32,705   Total Ohio                                                                                               32,294,546
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,000   Okeene Municipal Hospital and Schallmo Authority, Oklahoma,           1/16 at 101.00         N/R          1,003,830
                 Revenue Bonds, Series 2006, 7.000%, 1/01/35

                Oklahoma Development Finance Authority, Revenue Refunding
                Bonds, Hillcrest Healthcare System, Series 1999A:
        1,200    5.750%, 8/15/15 (Pre-refunded 8/15/09)                               8/09 at 101.00         AAA          1,258,380
        6,680    5.625%, 8/15/29 (Pre-refunded 8/15/09)                               8/09 at 101.00         AAA          6,990,620

          850   Tulsa Industrial Authority, Oklahoma, Student Housing Revenue        10/16 at 100.00          A2            851,173
                 Bonds, University of Tulsa, Series 2006, 5.000%, 10/01/37

        1,335   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,              12/07 at 100.00           B          1,335,160
                 American Airlines Inc., Series 1995, 6.250%, 6/01/20

        1,500   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding              No Opt. Call        Caa1          1,659,120
                 Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35
                 (Mandatory put 12/01/14)

------------------------------------------------------------------------------------------------------------------------------------
       12,565   Total Oklahoma                                                                                           13,098,283
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 4.9% (3.2% OF TOTAL INVESTMENTS)

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          695    9.250%, 11/15/22 (Pre-refunded 11/15/10)                            11/10 at 102.00         AAA            820,865
        6,455    9.250%, 11/15/30 (Pre-refunded 11/15/10)                            11/10 at 102.00         AAA          7,624,001


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$         500   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,         No Opt. Call         BB+     $      502,755
                 Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

        1,000   Berks County Industrial Development Authority, Pennsylvania,         11/17 at 101.00         N/R            983,160
                 First Mortgage Revenue Bonds, One Douglassville Properties
                 Project, Series 2007A, 6.125%, 11/01/34
                 (Alternative Minimum Tax)

        2,000   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R          1,964,880
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.750%, 10/15/37

          500   New Morgan Industrial Development Authority, Pennsylvania,            4/08 at 100.00         BB-            500,620
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

          400   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            428,832
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          600   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            643,248
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        4,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,176,280
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.800%, 6/01/23 - ACA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,150   Total Pennsylvania                                                                                       17,644,641
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)

        1,500   Central Falls Detention Facility Corporation, Rhode Island,           7/15 at 103.00         N/R          1,646,595
                 Detention Facility Revenue Bonds, Series 2005,
                 7.250%, 7/15/35

        3,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          3,040,860
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Rhode Island                                                                                        4,687,455
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        4,000   Lancaster County, South Carolina, Assessment Bonds,                  11/17 at 100.00         N/R          4,000,000
                 Edgewater II Improvement District, Series 2007A,
                 7.750%, 11/01/39 (WI/DD, Settling 11/19/07)

          490   Tobacco Settlement Revenue Management Authority,                        No Opt. Call         BBB            503,029
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/30

------------------------------------------------------------------------------------------------------------------------------------
        4,490   Total South Carolina                                                                                      4,503,029
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 2.5% (1.6% OF TOTAL INVESTMENTS)

        3,500   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          3,568,075
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.500%, 4/15/31

        1,500   Maury County Industrial Development Board, Tennessee,                 3/08 at 100.00          B-          1,487,865
                 Multi-Modal Interchangeable Rate Pollution Control Revenue
                 Refunding Bonds, Saturn Corporation, Series 1994,
                 6.500%, 9/01/24

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
        2,000    5.500%, 11/01/37                                                    11/17 at 100.00         N/R          2,023,780
        1,000    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          1,003,280

        1,000   Wilson County Health and Educational Facilities Board,                7/17 at 100.00         N/R            976,300
                 Tennessee, Senior Living Revenue Bonds, Rutland Place,
                 Series 2007A, 6.300%, 7/01/37

------------------------------------------------------------------------------------------------------------------------------------
        9,000   Total Tennessee                                                                                           9,059,300
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 11.1% (7.2% OF TOTAL INVESTMENTS)

        1,000   Austin Convention Enterprises Inc., Texas, Convention Center          1/17 at 100.00          BB            982,780
                 Hotel Revenue Bonds, First Tier Series 2006B, 5.750%, 1/01/34

        2,000   Austin Convention Enterprises Inc., Texas, Convention Center          1/11 at 100.00         N/R          2,041,980
                 Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26


                                       71

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         765   Brazos River Authority, Texas, Pollution Control Revenue                No Opt. Call        Caa1     $      755,942
                 Refunding Bonds, TXU Electric Company, Series 2001C,
                 5.750%, 5/01/36 (Mandatory put 11/01/11)
                 (Alternative Minimum Tax)

        2,705   Dallas-Ft. Worth International Airport Facility Improvement          11/07 at 100.00        CCC+          2,680,087
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 1995, 6.000%, 11/01/14

        1,750   Dallas-Ft. Worth International Airport Facility Improvement          11/12 at 100.00        CCC+          1,606,938
                 Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                 Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)

                Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional
                Health System, Series 2004A:
        1,840    7.000%, 9/01/25                                                      9/14 at 100.00         N/R          1,951,210
        6,600    7.125%, 9/01/34                                                      9/14 at 100.00         N/R          6,987,750

          585   Gulf Coast Industrial Development Authority, Texas, Solid Waste       4/12 at 100.00        Baa3            648,256
                 Disposal Revenue Bonds, Citgo Petroleum Corporation Project,
                 Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

        1,000   Heart of Texas Education Finance Corporation, Texas, Gateway          8/16 at 100.00         N/R            956,060
                 Charter Academy, Series 2006A, 6.000%, 2/15/36

                Houston Health Facilities Development Corporation, Texas,
                Revenue Bonds, Buckingham Senior Living Community Inc.,
                Series 2004A:
          250    7.000%, 2/15/23 (Pre-refunded 2/15/14)                               2/14 at 101.00     N/R (4)            297,183
        1,400    7.125%, 2/15/34 (Pre-refunded 2/15/14)                               2/14 at 101.00     N/R (4)          1,673,070

        2,020   Houston, Texas, Airport System Special Facilities Revenue Bonds,      7/09 at 101.00          B-          1,903,608
                 Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29
                 (Alternative Minimum Tax)

          975   Houston, Texas, Airport System Special Facilities Revenue Bonds,      7/09 at 101.00          B-            918,821
                 Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29
                 (Alternative Minimum Tax)

                Houston, Texas, Airport System Special Facilities Revenue Bonds,
                Continental Air Lines Inc., Series 2001E:
          600    7.375%, 7/01/22 (Alternative Minimum Tax)                            7/11 at 101.00          B-            634,896
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                            7/11 at 101.00          B-          5,546,934

        1,000   La Vernia Education Financing Corporation, Texas, Charter             8/11 at 100.00         N/R            923,020
                 School Revenue Bonds, Riverwalk Education Foundation,
                 Series 2007A, 5.450%, 8/15/36

          500   Mission Economic Development Corporation, Texas, Solid Waste          4/12 at 100.00          B+            492,830
                 Disposal Revenue Bonds, Allied Waste Industries, Inc.,
                 Series 2007A, 5.200%, 4/01/18 (Alternative Minimum Tax)

        2,000   Sea Breeze Public Facility Corporation, Texas, Multifamily            1/21 at 100.00         N/R          1,954,300
                 Housing Revenue Bonds, Sea Breeze Senior Apartments,
                 Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)

        5,785   Texas Department of Housing and Community Affairs,                    7/21 at 100.00         N/R          5,812,768
                 Multifamily Housing Revenue Bonds, Humble Parkway
                 Townhomes, Series 2004, 6.600%, 1/01/41
                 (Alternative Minimum Tax)

        1,000   Texas Public Finance Authority, Charter School Finance                2/15 at 100.00         BB+            931,730
                 Corporation Revenue Bonds, Cosmos Foundation Inc.,
                 Series 2007A, 5.375%, 2/15/37

          340   Trinity River Authority of Texas, Pollution Control Revenue           5/13 at 101.00        Caa1            340,286
                 Refunding Bonds, TXU Electric Company, Series 2003,
                 6.250%, 5/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       39,465   Total Texas                                                                                              40,040,449
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,000   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          5,170,350
                 Refinery Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)

        3,300   Virgin Islands Public Finance Authority, Senior Secured Lien          7/14 at 100.00         BBB          3,441,801
                 Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004,
                 5.875%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
        8,300   Total Virgin Islands                                                                                      8,612,151
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 4.9% (3.2% OF TOTAL INVESTMENTS)

        1,940   Isle of Wight County Industrial Development Authority, Virginia,      3/17 at 100.00         BBB          1,720,702
                 Environmental Improvement Revenue Bonds, International
                 Paper Company Project, Series 2007A, 4.700%, 3/01/31
                 (Alternative Minimum Tax)


                                       72

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA (continued)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998A:
$       2,000    0.000%, 8/15/14 (Pre-refunded 8/15/08)                                8/08 at 73.23         AAA     $    1,424,520
        4,250    5.500%, 8/15/28 (Pre-refunded 8/15/08)                               8/08 at 102.00         AAA          4,400,238
        1,850    0.000%, 8/15/30 (Pre-refunded 8/15/08)                                8/08 at 28.38         AAA            510,693

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,000    0.000%, 8/15/12 (Pre-refunded 8/15/08)                                8/08 at 82.10         AAA          1,597,100
        3,000    0.000%, 8/15/15 (Pre-refunded 8/15/08)                                8/08 at 68.82         AAA          2,008,260
        9,000    0.000%, 8/15/19 (Pre-refunded 8/15/08)                                8/08 at 54.38         AAA          4,760,550

          605   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00      B2 (4)            692,689
                 Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21
                 (Pre-refunded 7/15/11)

          950   Rockbridge County Industrial Development Authority, Virginia,         7/11 at 105.00      B2 (4)          1,074,564
                 Horse Center Revenue Refunding Bonds, Series 2001C,
                 6.850%, 7/15/21 (Pre-refunded 7/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       25,595   Total Virginia                                                                                           18,189,316
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.6% (2.3% OF TOTAL INVESTMENTS)

        3,000   Skagit County Public Hospital District 1, Washington, Revenue        12/13 at 100.00        Baa2          3,164,400
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Revenue Bonds, Conference Center Project, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                        1/14 at 100.00           A          1,824,305
        4,725    6.000%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          4,892,879
        2,500    5.250%, 1/01/34 - ACA Insured                                        1/14 at 100.00           A          2,459,625

        1,000   Washington State Economic Development Finance Authority,             12/17 at 100.00         N/R            988,250
                 Revenue Bonds, Coeur D'Alene Fiber Project, Series 2007G,
                 7.000%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,975   Total Washington                                                                                         13,329,459
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)

          500   Ohio County Commission, West Virginia, Special District Excise        3/16 at 100.00         N/R            486,500
                 Tax Revenue Bonds, Fort Henry Economic Development,
                 Series 2006B, 5.625%, 3/01/36

          500   Ohio County Commission, West Virginia, Tax Increment Revenue            No Opt. Call         N/R            496,970
                 Bonds, Fort Henry Centre Financing District, Series 2007A,
                 5.850%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total West Virginia                                                                                         983,470
------------------------------------------------------------------------------------------------------------------------------------


                                       73

NMZ
Nuveen Municipal High Income Opportunity Fund (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.2% (4.0% OF TOTAL INVESTMENTS)

$         550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,          12/14 at 101.00     N/R (4)     $      688,969
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16
                 (Pre-refunded 12/01/14)

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Aurora Health Care Inc., Series 1999A:
        9,485    5.600%, 2/15/29                                                      2/09 at 101.00        BBB+          9,557,558
        2,300    5.600%, 2/15/29 - ACA Insured                                        2/09 at 101.00           A          2,315,617

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center Inc., Series 2004A:
          875    6.125%, 4/01/24                                                      4/14 at 100.00         N/R            902,755
        1,000    6.250%, 4/01/34                                                      4/14 at 100.00         N/R          1,012,560

        7,995   Wisconsin Health and Educational Facilities Authority, Revenue        8/16 at 100.00          A-          7,985,726
                 Bonds, Wheaton Fransciscan Health, 5.250%, 8/15/26 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       22,205   Total Wisconsin                                                                                          22,463,185
------------------------------------------------------------------------------------------------------------------------------------
$     550,437   Total Investments (cost $529,773,951) - 153.3%                                                          554,163,441
------------------------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.1)%                                                                   $  (32,995,000)
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.3)%                                                                   (4,684,858)
------------------------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (42.9)%                                                       (155,000,000)
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  361,483,583
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

               (6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                October 31, 2007
                                                   INVESTMENT            SELECT          QUALITY           PREMIER      HIGH INCOME
                                                      QUALITY           QUALITY           INCOME            INCOME      OPPORTUNITY
                                                        (NQM)             (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $810,344,010,
   $751,747,642, $1,225,967,368, $481,650,918
   and $529,773,951, respectively)               $849,292,091      $790,328,477   $1,292,372,725      $499,840,080     $554,163,441
Cash                                                  839,883                --        2,454,281            59,050               --
Unrealized appreciation on forward swaps                   --                --               --           129,759               --
Receivables:
   Fund shares sold                                        --                --               --                --           52,971
   Interest                                        13,117,539        11,947,050       20,056,104         7,174,213        9,698,911
   Investments sold                                    15,000         4,710,537           30,000           891,508        2,734,163
Deferred shelf offering cost                               --                --               --                --          110,224
Other assets                                           83,077            96,657          118,432            56,617           27,550
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                863,347,590       807,082,721    1,315,031,542       508,151,227      566,787,260
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --         7,034,856               --                --        8,965,318
Floating rate obligations                          21,105,000         6,665,000       48,875,000        47,354,500       32,995,000
Payable for investments purchased                     309,556                --               --                --        6,093,476
Accrued expenses:
   Management fees                                    434,329           409,910          645,417           241,807          174,188
   Shelf offering costs                                    --                --               --                --           65,000
   Other                                              134,797           215,462          360,229           161,225          133,557
Common share dividends payable                      1,992,227         1,988,680        2,885,060           970,441        1,834,736
Preferred share dividends payable                     105,786            98,346          179,828            45,428           42,402
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                            24,081,695        16,412,254       52,945,534        48,773,401       50,303,677
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value            301,000,000       279,000,000      452,000,000       165,000,000      155,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $538,265,895      $511,670,467   $  810,086,008      $294,377,826     $361,483,583
====================================================================================================================================
Common shares outstanding                          35,820,767        34,004,236       54,219,374        19,908,718       23,541,031
====================================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common
   shares, divided by
   Common shares outstanding)                    $      15.03      $      15.05   $        14.94      $      14.79     $      15.36
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share          $    358,208      $    340,042   $      542,194      $    199,087     $    235,410
Paid-in surplus                                   499,419,993       473,671,931      755,310,592       276,648,209      333,684,307
Undistributed (Over-distribution of)
   net investment income                              (80,632)          124,715         (333,918)         (632,067)         505,752
Accumulated net realized gain (loss)
   from investments and
   derivative transactions                           (379,755)       (1,047,056)     (11,838,217)         (156,324)       2,668,624
Net unrealized appreciation
   (depreciation) of investments
   and derivative transactions                     38,948,081        38,580,835       66,405,357        18,318,921       24,389,490
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $538,265,895      $511,670,467   $  810,086,008      $294,377,826     $361,483,583
====================================================================================================================================
Authorized shares:
   Common                                         200,000,000       200,000,000      200,000,000       200,000,000        Unlimited
   Preferred                                        1,000,000         1,000,000        1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                     Year Ended October 31, 2007
                                                   INVESTMENT            SELECT          QUALITY           PREMIER      HIGH INCOME
                                                      QUALITY           QUALITY           INCOME            INCOME      OPPORTUNITY
                                                        (NQM)             (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                $ 43,873,398      $ 42,419,337     $ 65,941,005      $ 24,583,332     $ 32,516,509
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                     5,167,522         4,871,125        7,665,407         2,890,054        3,755,391
Preferred shares - auction fees                       752,499           697,500        1,130,000           412,501          362,567
Preferred shares - dividend disbursing agent fees      50,000            50,000           60,000            30,000           28,830
Shareholders' servicing agent fees and expenses        54,500            48,810           81,749            30,436            2,384
Interest expense on floating rate obligations         839,868           133,900        1,706,466         1,922,377          807,475
Custodian's fees and expenses                         199,152           179,055          264,035            87,201          239,887
Directors'/Trustees' fees and expenses                 20,055            18,865           29,817            11,020           12,136
Professional fees                                      46,430            43,880           62,101            25,129          181,084
Shareholders' reports - printing and
   mailing expenses                                    86,804            83,772          134,690            49,829           60,120
Stock exchange listing fees                            12,854            12,357           19,490             9,666            1,980
Investor relations expense                             87,920            83,834          133,936            49,054           54,898
Other expenses                                         49,843            49,149           65,608            36,519           36,386
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement and legal fee refund               7,367,447         6,272,247       11,353,299         5,553,786        5,543,138
   Custodian fee credit                              (100,592)          (51,607)        (120,042)          (59,879)         (19,348)
   Expense reimbursement                                   --                --               --                --       (1,676,178)
   Legal fee refund                                        --                --               --            (4,129)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                        7,266,855         6,220,640       11,233,257         5,489,778        3,847,612
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                              36,606,543        36,198,697       54,707,748        19,093,554       28,668,897
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                      1,949,305         1,994,624        1,756,386            53,881        2,665,874
   Forward swaps                                           --                --               --           178,000               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                    (23,427,097)      (19,571,728)     (29,728,496)      (12,901,205)     (17,903,629)
   Forward swaps                                           --                --               --           636,942               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)           (21,477,792)      (17,577,104)     (27,972,110)      (12,032,382)     (15,237,755)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                        (10,668,647)       (9,950,399)     (16,132,468)       (5,895,868)      (5,501,664)
From accumulated net realized gains                        --                --               --                --          (19,807)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders   (10,668,647)       (9,950,399)     (16,132,468)       (5,895,868)      (5,521,471)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                 $  4,460,104      $  8,671,194     $ 10,603,170      $  1,165,304     $  7,909,671
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                                                      INVESTMENT QUALITY (NQM)             SELECT QUALITY (NQS)
                                                                   -----------------------------      ------------------------------
                                                                           YEAR             YEAR              YEAR             YEAR
                                                                          ENDED            ENDED             ENDED            ENDED
                                                                       10/31/07         10/31/06          10/31/07         10/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 36,606,543     $ 37,550,921      $ 36,198,697     $ 36,194,734
Net realized gain (loss) from:
   Investments                                                        1,949,305       (2,340,524)        1,994,624       (1,691,751)
   Forward swaps                                                             --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                                                      (23,427,097)      17,200,976       (19,571,728)       9,521,291
   Forward swaps                                                             --               --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                       (10,668,647)      (8,562,468)       (9,950,399)      (8,877,061)
   From accumulated net realized gains                                       --         (957,218)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    4,460,104       42,891,687         8,671,194       35,147,213
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (28,773,137)     (30,152,759)      (28,151,510)     (29,818,961)
From accumulated net realized gains                                          --       (5,124,321)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                           (28,773,137)     (35,277,080)      (28,151,510)     (29,818,961)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shelf offering                                          --               --                --               --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                    1,107,500               --         1,154,896          673,438
   Cost of repurchases                                                       --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions                                         1,107,500               --         1,154,896          673,438
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (23,205,533)       7,614,607       (18,325,420)       6,001,690
Net assets applicable to Common shares
   at the beginning of year                                         561,471,428      553,856,821       529,995,887      523,994,197
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of year                                              $538,265,895     $561,471,428      $511,670,467     $529,995,887
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                              $    (80,632)     $ 2,769,331        $  124,715      $ 2,057,255
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                                                                                               HIGH INCOME
                                     QUALITY INCOME (NQU)               PREMIER INCOME (NPF)                 OPPORTUNITY (NMZ)
                                -----------------------------      -----------------------------      ------------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                   10/31/07          10/31/06          10/31/07         10/31/06          10/31/07         10/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 54,707,748     $ 54,758,299      $ 19,093,554     $ 18,901,380      $ 28,668,897     $ 28,131,297
Net realized gain (loss) from:
   Investments                     1,756,386        1,142,647            53,881          197,145         2,665,874          538,187
   Forward swaps                          --               --           178,000               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (29,728,496)      15,255,701       (12,901,205)      10,303,176       (17,903,629)      14,643,108
   Forward swaps                          --               --           636,942         (507,183)               --               --
Distributions to Preferred Shareholders:
   From net investment income    (16,132,468)     (14,224,057)       (5,895,868)      (5,143,710)       (5,501,664)      (4,487,444)
   From accumulated net
      realized gains                      --               --                --                  --        (19,807)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                10,603,170       56,932,590         1,165,304       23,750,808         7,909,671       38,825,148
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (40,496,209)     (44,257,967)      (13,479,410)     (14,033,577)      (22,823,070)     (24,231,711)
From accumulated
   net realized gains                     --               --                --               --          (105,253)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (40,496,209)     (44,257,967)      (13,479,410)     (14,033,577)      (22,928,323)     (24,231,711)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shelf offering       --               --                --               --         3,071,410               --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions   227,748               --                --               --           731,262          860,335
   Cost of repurchases                    --               --        (2,448,254)              --                --          220,368
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions        227,748               --        (2,448,254)               --         3,802,672        1,080,703
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares              (29,665,291)      12,674,623       (14,762,360)       9,717,231       (11,215,980)      15,674,140
Net assets applicable
   to Common shares
   at the beginning of year      839,751,299      827,076,676       309,140,186      299,422,955       372,699,563      357,025,423
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares
   at the end of year           $810,086,008     $839,751,299      $294,377,826     $309,140,186      $361,483,583     $372,699,563
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year           $   (333,918)    $  1,631,998      $   (632,067)    $   (342,548)     $    505,752     $    166,221
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CASH FLOWS
                                                     Year Ended October 31, 2007
                                                                                                                            PREMIER
                                                                                                                             INCOME
                                                                                                                               (NPF)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                      $  1,165,304
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                             (56,675,346)
   Proceeds from sales and maturities of investments                                                                     53,856,525
   Proceeds from sales of forward swaps                                                                                     178,000
   Amortization/(Accretion) of premiums and discounts, net                                                                 (956,411)
   (Increase) Decrease in receivable for interest                                                                            76,856
   (Increase) Decrease in receivable for investments sold                                                                13,098,669
   (Increase) Decrease in other assets                                                                                       (7,947)
   Increase (Decrease) in payable for investments purchased                                                             (26,064,647)
   Increase (Decrease) in accrued management fees                                                                            (6,251)
   Increase (Decrease) in accrued other liabilities                                                                          46,553
   Increase (Decrease) in Preferred shares dividends payable                                                                (33,798)
   Net realized (gain) loss from investments                                                                                (53,881)
   Net realized (gain) loss from forward swaps                                                                             (178,000)
   Change in net unrealized (appreciation) depreciation of investments                                                   12,901,205
   Change in net unrealized (appreciation) depreciation of forward swaps                                                   (636,942)
   Taxes paid on undistributed capital gains                                                                                   (443)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                   (3,290,554)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in floating rate obligations                                                                                    15,968,000
Cash distributions paid to Common shareholders                                                                          (12,508,969)
Cost of Common shares repurchases                                                                                        (2,448,254)
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                                                        1,010,777
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                          (2,279,777)
Cash at the beginning of year                                                                                             2,338,827
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                                $     59,050
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc.
(NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income
(NPF) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, High Income Opportunity (NMZ) had outstanding when-issued/delayed delivery purchase commitments of $4,000,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refunds presented on the Statement of Operations for Premier Income (NPF) reflect a refund of workout expenditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. Prior to January 31, 2007, the dividend rate for High Income Opportunity's (NMZ) Series W was payable monthly at a rate which was negotiated at the time of the Preferred share offering. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
                                                         (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                              2,500        2,000        3,000        1,000        3,000
   Series T                                              2,500        2,000        3,000        2,800        1,600
   Series W                                              2,500        2,800        3,000           --        1,600
   Series W2                                                --           --        2,080           --           --
   Series TH                                             2,040        1,560        4,000        2,800           --
   Series F                                              2,500        2,800        3,000           --           --
------------------------------------------------------------------------------------------------------------------
Total                                                   12,040       11,160       18,080        6,600        6,200
==================================================================================================================

Common Shares Shelf Offering

On September 24, 2007, a registration statement filed by High Income Opportunity
(NMZ) became effective. This registration statement permits the Fund to issue up to 2,400,000 of additional shares of common stock through a shelf offering. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund's net asset value per common share.

Shelf Offering Costs

Costs incurred by High Income Opportunity (NMZ) in connection with the offering of its additional common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Notes to
FINANCIAL STATEMENTS (continued)


A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended October 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2007, were as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
                                                         (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                  $21,661,986   $3,451,192  $44,104,151  $49,557,774  $20,854,247
Average annual interest rate and fees                    3.88%        3.88%        3.87%        3.88%        3.87%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Premier Income (NPF) was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended October 31, 2007.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 10, 2007, the Board of Directors of Premium Income (NPF), approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's Common shares. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                     INVESTMENT QUALITY (NQM)     SELECT QUALITY (NQS)      QUALITY INCOME (NQU)
                                     ------------------------   -----------------------   -----------------------
                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                       10/31/07      10/31/06     10/31/07     10/31/06     10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares issued to shareholders due
   to reinvestment of distributions      71,808            --       73,380       43,382       14,886           --
   Shares repurchased                        --            --           --           --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased                  --            --           --           --           --           --
Weighted average discount per
   Common share repurchased                  --            --           --           --           --           --
==================================================================================================================
                                                                                                   HIGH
                                                                  PREMIER INCOME (NPF)    INCOME OPPORTUNITY (NMZ)
                                                                -----------------------   ------------------------
                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  10/31/07     10/31/06     10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold through shelf offering                                   --           --      197,111           --
   Shares issued to shareholders due
   to reinvestment of distributions                                     --           --       44,002       51,796
   Shares repurchased                                             (182,300)          --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                  13.41           --           --           --
Weighted average discount per Common share repurchased                8.71%          --           --           --
Weighted average premium per Common share sold                          --           --         4.32%          --
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2007, were as follows:

                                                   INVESTMENT       SELECT      QUALITY      PREMIER   HIGH INCOME
                                                      QUALITY      QUALITY       INCOME       INCOME   OPPORTUNITY
                                                        (NQM)        (NQS)        (NQU)        (NPF)         (NMZ)
------------------------------------------------------------------------------------------------------------------
Purchases                                        $112,902,262  $65,461,850  $76,284,562  $56,675,346  $112,573,190
Sales and maturities                               90,225,327   61,173,985   67,090,964   53,856,525    64,618,492
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:

                                                    INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                                       QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                                         (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
------------------------------------------------------------------------------------------------------------------------
Cost of investments                               $789,017,765  $744,479,581  $1,176,625,155  $434,205,729  $495,195,725
========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:

                                                    INVESTMENT        SELECT         QUALITY       PREMIER   HIGH INCOME
                                                       QUALITY       QUALITY          INCOME        INCOME   OPPORTUNITY
                                                         (NQM)         (NQS)           (NQU)         (NPF)         (NMZ)
------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                    $43,712,539   $40,445,063    $71,489,496    $20,970,478   $29,711,040
   Depreciation                                     (4,445,421)   (1,261,069)    (4,617,771)    (2,721,766)   (3,738,521)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                  $39,267,118   $39,183,994    $66,871,725    $18,248,712   $25,972,519
========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' tax year end, were as follows:

                                                    INVESTMENT       SELECT         QUALITY       PREMIER   HIGH INCOME
                                                       QUALITY      QUALITY          INCOME        INCOME   OPPORTUNITY
                                                         (NQM)        (NQS)           (NQU)         (NPF)         (NMZ)
-----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *               $1,813,319   $1,897,389      $2,245,512      $458,294    $  794,702
Undistributed net ordinary income **                   203,237          797              --        10,401        82,621
Undistributed net long-term capital gains                   --           --              --            --     2,667,895
=======================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2007 and October 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
2007                                                     (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***        $39,550,444  $38,224,899  $56,796,248  $19,389,148  $28,368,237
Distributions from net ordinary income **                   --           --           --           --        4,938
Distributions from net long-term capital gains****          --           --           --           --      125,060
==================================================================================================================

                                                    INVESTMENT       SELECT      QUALITY      PREMIER  HIGH INCOME
                                                       QUALITY      QUALITY       INCOME       INCOME  OPPORTUNITY
2006                                                     (NQM)        (NQS)        (NQU)        (NPF)        (NMZ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income           $38,825,191  $38,884,337  $58,786,651  $19,384,184  $28,940,473
Distributions from net ordinary income **               83,195           --           --           --           --
Distributions from net long-term capital gains       6,081,436           --           --           --           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     October 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)

At October 31, 2007, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                INVESTMENT       SELECT       QUALITY      PREMIER
                                                                   QUALITY      QUALITY        INCOME       INCOME
                                                                     (NQM)        (NQS)         (NQU)        (NPF)
------------------------------------------------------------------------------------------------------------------
Expiration year:
   2011                                                           $     --   $       --   $11,423,918     $     --
   2012                                                                 --           --            --           --
   2013                                                                 --           --            --      156,324
   2014                                                            379,755    1,047,056            --           --
------------------------------------------------------------------------------------------------------------------
Total                                                             $379,755   $1,047,056   $11,423,918     $156,324
==================================================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                        INVESTMENT QUALITY (NQM)
                                                            SELECT QUALITY (NQS)
AVERAGE DAILY NET ASSETS                                    QUALITY INCOME (NQU)
(INCLUDING NET ASSETS                                       PREMIER INCOME (NPF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                              HIGH INCOME OPPORTUNITY (NMZ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .5500%
For the next $125 million                                                 .5375
For the next $250 million                                                 .5250
For the next $500 million                                                 .5125
For the next $1 billion                                                   .5000
For net assets over $2 billion                                            .4750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of October 31, 2007, the complex-level fee rate was .1828%.

Notes to
FINANCIAL STATEMENTS (continued)


Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity's (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                      .32%             2009                            .24%
2004                       .32              2010                            .16
2005                       .32              2011                            .08
2006                       .32
2007                       .32
2008                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

As of October 31, 2007, Nuveen Investments, LLC received commissions of $17,981 related to the sale of common shares as a result of the High Income Opportunity
(NMZ) shelf offering.

Agreement and Plan of Merger On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by April 30, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

                        Notes to
                        FINANCIAL STATEMENTS (continued)


7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:

                                  INVESTMENT     SELECT      QUALITY      PREMIER    HIGH INCOME
                                     QUALITY    QUALITY       INCOME       INCOME    OPPORTUNITY
                                       (NQM)      (NQS)        (NQU)        (NPF)          (NMZ)
------------------------------------------------------------------------------------------------
Dividend per share                    $.0645     $.0670       $.0605       $.0560         $.0815
================================================================================================

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                             Less Distributions
                              -----------------------------------------------------------------  ------------------------------
                                                       Distributions    Distributions
                                                            from Net             from                   Net
                   Beginning                              Investment          Capital            Investment   Capital
                      Common                     Net       Income to         Gains to             Income to  Gains to
                       Share         Net   Realized/       Preferred        Preferred                Common    Common
                   Net Asset  Investment  Unrealized          Share-           Share-                Share-    Share-
                       Value      Income  Gain (Loss)        holders+         holders+    Total     holders   holders    Total
===============================================================================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $15.71       $1.02       $(.60)          $(.30)            $ --     $ .12      $ (.80)     $ --   $ (.80)
2006                   15.49        1.05         .42            (.24)            (.03)     1.20        (.84)     (.14)    (.98)
2005                   16.06        1.05        (.39)           (.16)            (.01)      .49        (.96)     (.10)   (1.06)
2004                   15.65        1.07         .43            (.08)              --      1.42       (1.01)       --    (1.01)
2003                   15.63        1.11         .02            (.08)              --      1.05       (1.01)     (.02)   (1.03)

SELECT QUALITY (NQS)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                   15.62        1.07        (.52)           (.29)              --       .26        (.83)       --     (.83)
2006                   15.46        1.07         .23            (.26)              --      1.04        (.88)       --     (.88)
2005                   15.69        1.06        (.16)           (.16)              --       .74        (.97)       --     (.97)
2004                   15.33        1.09         .42            (.07)            (.01)     1.43       (1.00)     (.07)   (1.07)
2003                   15.00        1.08         .30            (.07)              --      1.31        (.98)       --     (.98)
===============================================================================================================================
                                                                     Total Returns
                                                                ---------------------
                          Offering                                             Based
                         Costs and      Ending                                    on
                         Preferred      Common                    Based       Common
                             Share       Share     Ending            on    Share Net
                      Underwriting   Net Asset     Market        Market        Asset
                         Discounts       Value      Value         Value*       Value*
=====================================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2007                          $ --      $15.03     $13.88         (6.17)%        .82%
2006                            --       15.71      15.60         15.33         8.09
2005                            --       15.49      14.45          1.17         3.10
2004                            --       16.06      15.33          8.54         9.37
2003                            --       15.65      15.10          7.78         6.88

SELECT QUALITY (NQS)
-------------------------------------------------------------------------------------
Year Ended 10/31:
2007                            --       15.05      15.00          2.31         1.70
2006                            --       15.62      15.47         10.47         6.94
2005                            --       15.46      14.83          4.14         4.77
2004                            --       15.69      15.19         10.19         9.64
2003                            --       15.33      14.81          9.91         8.96
=====================================================================================
                                                                Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                    Before Credit/Reimbursement/Refund            After Credit/Reimbursement/Refund**
                              --------------------------------------------- ---------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses       Expenses             Net       Expenses       Expenses             Net      Portfolio
                  to Common   Including      Excluding      Investment      Including      Excluding      Investment       Turnover
                Shares (000)   Interest++(a)  Interest++(a)     Income++(a)  Interest++(a)  Interest++(a)     Income++(a)      Rate
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               $538,266        1.35%          1.19%           6.67%          1.33%          1.17%           6.69%            11%
2006                561,471        1.20           1.20            6.79           1.17           1.17            6.82             10
2005                553,857        1.20           1.20            6.59           1.18           1.18            6.61             22
2004                574,164        1.20           1.20            6.78           1.20           1.20            6.79             16
2003                559,644        1.22           1.22            7.05           1.22           1.22            7.05              5

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                511,670        1.21           1.18            6.95           1.20           1.17            6.96              8
2006                529,996        1.18           1.18            6.91           1.17           1.17            6.93              5
2005                523,994        1.18           1.18            6.76           1.16           1.16            6.78              4
2004                531,694        1.21           1.21            6.96           1.15           1.15            7.02              4
2003                519,361        1.26           1.26            7.06           1.25           1.25            7.06              9
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  -------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount        Asset
              Outstanding         Value     Coverage  Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)  Per $1,000
===============================================================================
INVESTMENT QUALITY (NQM)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007             $301,000       $25,000      $69,706      $21,105     $ 40,766
2006              301,000        25,000       71,634           --           --
2005              301,000        25,000       71,001           --           --
2004              301,000        25,000       72,688           --           --
2003              301,000        25,000       71,482           --           --

SELECT QUALITY (NQS)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007              279,000        25,000       70,849        6,665      119,630
2006              279,000        25,000       72,491           --           --
2005              279,000        25,000       71,953           --           --
2004              279,000        25,000       72,643           --           --
2003              279,000        25,000       71,538           --           --
===============================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  90-91 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                             Less Distributions
                              -----------------------------------------------------------------  ------------------------------
                                                       Distributions    Distributions
                                                            from Net             from                   Net
                   Beginning                              Investment          Capital            Investment   Capital
                      Common                     Net       Income to         Gains to             Income to  Gains to
                       Share         Net   Realized/       Preferred        Preferred                Common    Common
                   Net Asset  Investment  Unrealized          Share-           Share-                Share-    Share-
                       Value      Income  Gain (Loss)        holders+         holders+    Total     holders   holders    Total
===============================================================================================================================
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $15.49       $1.01       $(.51)          $(.30)            $ --      $ .20      $(.75)    $ --    $ (.75)
2006                   15.26        1.01         .30            (.26)              --       1.05       (.82)      --      (.82)
2005                   15.54        1.02        (.22)           (.16)              --        .64       (.92)      --      (.92)
2004                   15.04        1.04         .51            (.08)              --       1.47       (.97)      --      (.97)
2003                   14.70        1.06         .34            (.07)              --       1.33       (.96)    (.03)     (.99)

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                   15.39         .95        (.59)           (.29)              --        .07       (.67)      --      (.67)
2006                   14.90         .94         .51            (.26)              --       1.19       (.70)      --      (.70)
2005                   15.53         .94        (.39)           (.16)            (.01)       .38       (.88)    (.13)    (1.01)
2004                   15.13        1.00         .47            (.08)              --       1.39       (.99)      --      (.99)
2003                   15.23        1.06        (.01)           (.07)            (.01)       .97       (.98)    (.09)    (1.07)
===============================================================================================================================
                                                                 Total Returns
                                                            ---------------------
                      Offering                                             Based
                     Costs and      Ending                                    on
                     Preferred      Common                    Based       Common
                         Share       Share     Ending            on    Share Net
                  Underwriting   Net Asset     Market        Market        Asset
                     Discounts       Value      Value         Value*       Value*
=================================================================================
QUALITY INCOME (NQU)
---------------------------------------------------------------------------------
Year Ended 10/31:
2007                      $ --      $14.94     $13.64         (2.54)%       1.31%
2006                        --       15.49      14.73          8.55         7.07
2005                        --       15.26      14.34          4.78         4.15
2004                        --       15.54      14.58          8.76        10.07
2003                        --       15.04      14.33          9.31         9.37

PREMIER INCOME (NPF)
---------------------------------------------------------------------------------
Year Ended 10/31:
2007                        --       14.79      13.30          2.28          .48
2006                        --       15.39      13.65          5.93         8.20
2005                        --       14.90      13.57          1.05         2.49
2004                        --       15.53      14.43          4.75         9.48
2003                        --       15.13      14.74          9.13         6.57
=================================================================================
                                                               Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                      Applicable to Common Shares                   Applicable to Common Shares
                                   Before Credit/Reimbursement/Refund             After Credit/Reimbursement/Refund**
                              --------------------------------------------- ---------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses       Expenses             Net       Expenses       Expenses             Net      Portfolio
                  to Common   Including      Excluding      Investment      Including      Excluding      Investment       Turnover
                Shares (000)   Interest++(a)  Interest++(a)     Income++(a)  Interest++(a)  Interest++(a)     Income++(a)      Rate
====================================================================================================================================
QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007               $810,086        1.38%          1.17%           6.65%          1.37%          1.16%           6.66%             5%
2006                839,751        1.18           1.18            6.62           1.17           1.17            6.63             11
2005                827,077        1.18           1.18            6.57           1.17           1.17            6.57              6
2004                842,093        1.20           1.20            6.83           1.20           1.20            6.83              6
2003                815,270        1.21           1.21            7.12           1.21           1.21            7.13              9

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                294,378        1.84           1.20            6.30           1.82           1.18            6.32             10
2006                309,140        1.24           1.24            6.27           1.23           1.23            6.28             35
2005                299,423        1.23           1.23            6.16           1.22           1.22            6.17             20
2004                311,991        1.28           1.28            6.57           1.27           1.27            6.58             22
2003                304,048        1.24           1.24            6.91           1.23           1.23            6.91             19
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  -------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount        Asset
              Outstanding         Value     Coverage  Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)  Per $1,000
===============================================================================
QUALITY INCOME (NQU)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007            $ 452,000       $25,000      $69,806      $48,875      $26,823
2006              452,000        25,000       71,446           --           --
2005              452,000        25,000       70,745           --           --
2004              452,000        25,000       71,576           --           --
2003              452,000        25,000       70,092           --           --

PREMIER INCOME (NPF)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007              165,000        25,000       69,603       47,355       10,701
2006              165,000        25,000       71,839           --           --
2005              165,000        25,000       70,367           --           --
2004              165,000        25,000       72,271           --           --
2003              165,000        25,000       71,068           --           --
===============================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  92-93 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:

                                                    Investment Operations                                 Less Distributions
                              ------------------------------------------------------------------  --------------------------------
                                                       Distributions    Distributions
                                                            from Net             from                   Net
                   Beginning                              Investment          Capital            Investment   Capital
                      Common                     Net       Income to         Gains to             Income to  Gains to
                       Share         Net   Realized/       Preferred        Preferred                Common    Common
                   Net Asset  Investment  Unrealized          Share-           Share-                Share-    Share-
                       Value      Income  Gain (Loss)        holders+         holders+     Total    holders   holders       Total
==================================================================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $16.00       $1.23       $(.65)          $(.24)            $ --****  $ .34     $ (.98)     $ --****  $ (.98)
2006                   15.36        1.21         .65            (.19)              --       1.67      (1.04)       --       (1.04)
2005                   14.87        1.22         .54            (.13)            (.01)      1.62      (1.07)     (.06)      (1.13)
2004(b)                14.33         .98         .71            (.08)              --       1.61       (.89)       --        (.89)
==================================================================================================================================
                                                                 Total Returns
                                                            ---------------------
                      Offering                                             Based
                     Costs and      Ending                                    on
                     Preferred      Common                    Based       Common
                         Share       Share     Ending            on    Share Net
                  Underwriting   Net Asset     Market        Market        Asset
                     Discounts       Value      Value         Value*       Value*
=================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
---------------------------------------------------------------------------------
Year Ended 10/31:
2007                      $ --      $15.36     $15.82         (2.68)%       2.14%
2006                       .01       16.00      17.25         14.79        11.34
2005                        --       15.36      15.99         14.35        11.20
2004(b)                   (.18)      14.87      15.04          6.49        10.38
=================================================================================
                                                                Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                    Before Credit/Reimbursement/Refund             After Credit/Reimbursement/Refund**
                               --------------------------------------------- ---------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses       Expenses             Net       Expenses       Expenses             Net      Portfolio
                   to Common   Including      Excluding      Investment      Including      Excluding      Investment       Turnover
                 Shares (000)   Interest++(a)  Interest++(a)     Income++(a)  Interest++(a)  Interest++(a)     Income++(a)      Rate
====================================================================================================================================
HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                $361,484        1.50%          1.28%           7.31%          1.04%           .82%           7.77%           12%
2006                 372,700        1.21           1.21            7.31            .75            .75            7.77             9
2005                 357,025        1.20           1.20            7.54            .74            .74            8.00             6
2004(b)              345,023        1.15*          1.15*           6.75*           .70*           .70*           7.20*           52
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  -------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount        Asset
              Outstanding         Value     Coverage  Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)  Per $1,000
===============================================================================
HIGH INCOME OPPORTUNITY (NMZ)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007            $ 155,000       $25,000      $83,304      $32,995      $16,653
2006              155,000        25,000       85,113           --           --
2005              155,000        25,000       82,585           --           --
2004(b)           155,000        25,000       80,649           --           --
===============================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After custodian fee credit, expense reimbursement and legal fee refund, where applicable.

***  Annualized.

**** Per share Distributions from Capital Gains to Preferred Shareholders and
     Capital Gains to Common Shareholders round to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the period November 19, 2003 (commencement of operations) through October 31, 2004.

                                 See accompanying notes to financial statements.


                                  94-95 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

[] TIMOTHY R. SCHWERTFEGER(1)                                                              Former director (1994-November 12,
   3/28/49                     Chairman of           1994                                  2007), Chairman (1996-June 30, 2007),
   333 W. Wacker Drive         the Board             ANNUAL                182             Non-Executive Chairman (July 1,
   Chicago, IL 60606           and Board Member                                            2007-November 12, 2007) and Chief
                                                                                           Executive Officer (1996-June 30, 2007)
                                                                                           of Nuveen Investments, Inc. and Nuveen
                                                                                           Asset Management and certain other
                                                                                           subsidiaries of Nuveen Investments,
                                                                                           Inc.; formerly, Director (1992-2006) of
                                                                                           Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                       Private Investor and Management
   8/22/40                     Lead                  1997                                  Consultant.
   333 W. Wacker Drive         Independent           ANNUAL OR CLASS III   182
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                           President, The Hall-Perrine Foundation,
   10/22/48                                          1999                                  a private philanthropic corporation
   333 W. Wacker Drive         Board member          ANNUAL OR CLASS III   182             (since 1996); Director and Vice
   Chicago, IL 60606                                                                       Chairman, United Fire Group, a publicly
                                                                                           held company; Member of the Board of
                                                                                           Regents for the State of Iowa University
                                                                                           System; Director, Gazette Companies;
                                                                                           Life Trustee of Coe College and Iowa
                                                                                           College Foundation; Member of the
                                                                                           Advisory Council of the Department of
                                                                                           Finance in the Tippie College of
                                                                                           Business, University of Iowa; formerly,
                                                                                           Director, Alliant Energy; formerly,
                                                                                           Director, Federal Reserve Bank of
                                                                                           Chicago; formerly, President and Chief
                                                                                           Operating Officer, SCI Financial Group,
                                                                                           Inc., a regional financial services
                                                                                           firm.

[] WILLIAM C. HUNTER                                                                       Dean, Tippie College of Business,
   3/6/48                                            2004                                  University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          ANNUAL OR CLASS II    182             formerly, Dean and Distinguished
   Chicago, IL 60606                                                                       Professor of Finance, School of Business
                                                                                           at the University of Connecticut
                                                                                           (2003-2006); previously, Senior Vice
                                                                                           President and Director of Research at
                                                                                           the Federal Reserve Bank of Chicago
                                                                                           (1995-2003); Director (since 1997),
                                                                                           Credit Research Center at Georgetown
                                                                                           University; Director (since 2004) of
                                                                                           Xerox Corporation; Director, SS&C
                                                                                           Technologies, Inc. (May 2005-October
                                                                                           2005).


                                       96

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                        Director, Northwestern Mutual Wealth
   10/28/42                                          2005                                  Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          ANNUAL OR CLASS II    180             as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                       Management, President and CEO, Banc One
                                                                                           Investment Advisors Corporation, and
                                                                                           President, One Group Mutual Funds; prior
                                                                                           thereto, Executive Vice President, Banc
                                                                                           One Corporation and Chairman and CEO,
                                                                                           Banc One Investment Management Group;
                                                                                           Member, Board of Regents, Luther
                                                                                           College; member of the Wisconsin Bar
                                                                                           Association; member of Board of
                                                                                           Directors, Friends of Boerner Botanical
                                                                                           Gardens; member of Board of Directors,
                                                                                           Milwaukee Repertory Theater.

[] WILLIAM J. SCHNEIDER                                                                    Chairman of Miller-Valentine Partners
   9/24/44                                           1997                                  Ltd., a real estate investment company,
   333 W. Wacker Drive         Board member          ANNUAL                182             formerly, Senior Partner and Chief
   Chicago, IL 60606                                                                       Operating Officer (retired, 2004);
                                                                                           Director, Dayton Development Coalition;
                                                                                           formerly, Member, Business Advisory
                                                                                           Council, Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                     Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                                  Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          ANNUAL OR CLASS I     182             thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                       Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                         Director, Chicago Board Options Exchange
   6/28/47                                           2007                                  (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          ANNUAL OR CLASS I     182             Association Oversight Board (since
   Chicago, IL 60606                                                                       2005); Commissioner, New York State
                                                                                           Commission on Public Authority Reform
                                                                                           (since 2005); formerly Director, New
                                                                                           York State Division of the Budget
                                                                                           (2000-2004), Chair, Public Authorities
                                                                                           Control Board (2000-2004) and Director,
                                                                                           Local Government Assistance Corporation
                                                                                           (2000-2004).


                                       97

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                    Managing Director (since 2002),
   9/9/56                      Chief                                                       Assistant Secretary and Associate
   333 W. Wacker Drive         Administrative        1988                  182             General Counsel, formerly, Vice
   Chicago, IL 60606           Officer                                                     President and Assistant General Counsel,
                                                                                           of Nuveen Investments, LLC; Managing
                                                                                           Director (since 2002), Associate General
                                                                                           Counsel and Assistant Secretary, of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           and Assistant Secretary of NWQ
                                                                                           Investment Management Company, LLC.
                                                                                           (since 2002), Nuveen Investments
                                                                                           Advisers Inc. (since 2002), Symphony
                                                                                           Asset Management LLC, and NWQ Investment
                                                                                           Management Company, LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, and
                                                                                           Santa Barbara Asset Management, LLC
                                                                                           (since 2006); Nuveen HydePark Group LLC
                                                                                           and Richards & Tierney, Inc. (since
                                                                                           2007); Managing Director, Associate
                                                                                           General Counsel and Assistant Secretary
                                                                                           of Rittenhouse Asset Management, Inc.
                                                                                           (since 2003); Managing Director (since
                                                                                           2004) and Assistant Secretary (since
                                                                                           1994) of Nuveen Investments, Inc.,
                                                                                           Assistant Secretary (since 2003) of
                                                                                           Symphony Asset Management LLC.

[] WILLIAMS ADAMS IV                                                                       Executive Vice President, U.S.
   6/9/55                                                                                  Structured Products of Nuveen
   333 West Wacker Drive       Vice President        2007                  120             Investments, LLC, (since 1999), prior
   Chicago, IL 60606                                                                       thereto, Managing Director of Structured
                                                                                           Investments.

[] JULIA L. ANTONATOS                                                                      Managing Director (since 2005), formerly
   9/22/63                                                                                 Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  182             Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                       Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                   Managing Director, (since 2004)
   1/11/62                                                                                 previously, Vice President (1993-2004)
   333 W. Wacker Drive         Vice President        2007                  120             of Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                     Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                              Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  182
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                       Vice President and Treasurer of Nuveen
   11/28/67                                                                                Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  182             Inc.; Vice President and Treasurer of
   Chicago, IL 60606                                                                       Nuveen Asset Management (since 2002),
                                                                                           Nuveen Investments Advisers Inc. (since
                                                                                           2002); NWQ Investment Management
                                                                                           Company, LLC. (since 2002); Rittenhouse
                                                                                           Asset Management, Inc. (since 2003),
                                                                                           Tradewinds NWQ Global Investors, LLC
                                                                                           (since 2006), Santa Barbara Asset
                                                                                           Management, LLC (since 2006) and Nuveen
                                                                                           HydePark Group, LLC and Richards
                                                                                           &Tierney, Inc. (since 2007); Treasurer
                                                                                           of Symphony Asset Management LLC (since
                                                                                           2003); formerly, Vice President and
                                                                                           Treasurer (1999-2004) of Nuveen Advisory
                                                                                           Corp. and Nuveen Institutional Advisory
                                                                                           Corp.(3), Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                       Managing Director (since 2004),
   10/24/45                                                                                formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1998                  182             Investments, LLC, Managing Director
   Chicago, IL 60606                                                                       (2004) formerly, Vice President
                                                                                           (1998-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2005) of Nuveen
                                                                                           Asset Management.

[] WILLIAM M. FITZGERALD                                                                   Managing Director (since 2002),
   3/2/64                                                                                  formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1995                  182             Investments, LLC; Managing Director
   Chicago, IL 60606                                                                       (1997-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2001) of Nuveen
                                                                                           Asset Management; Vice President (since
                                                                                           2002) of Nuveen Investments Advisers
                                                                                           Inc.; Chartered Financial Analyst.


                                       98

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                          Vice President (since 1993) and Funds
   5/31/54                     Vice President                                              Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  182             Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                       President and Funds Controller
                                                                                           (1998-2004) of Nuveen Investments, Inc.;
                                                                                           Certified Public Accountant.

[] WALTER M. KELLY                                                                         Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                            Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003                  182             General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                              Investments, LLC; Assistant Vice
                                                                                           President and Assistant Secretary of the
                                                                                           Nuveen Funds (2003-2006); previously,
                                                                                           Associate (2001-2003) at the law firm of
                                                                                           Vedder, Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                           Vice President (since 2000) of Nuveen
   3/22/63                                                                                 Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  182             Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                           Vice President of Nuveen Investments, LLC
   8/27/61                                                                                 (since 1999).
   333 W. Wacker Drive         Vice President        2002                  182
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                         Vice President, Assistant Secretary and
   7/27/51                     Vice President                                              Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  182             Investments, LLC; formerly, Vice
   Chicago, IL 60606           Secretary                                                   President and Assistant Secretary of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3); Vice
                                                                                           President (since 2005) and Assistant
                                                                                           Secretary of Nuveen Investments, Inc.;
                                                                                           Vice President (since 2005) and
                                                                                           Assistant Secretary (since 1997) of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           (since 2000), Assistant Secretary and
                                                                                           Assistant General Counsel (since 1998)
                                                                                           of Rittenhouse Asset Management, Inc.;
                                                                                           Vice President and Assistant Secretary
                                                                                           of Nuveen Investments Advisers Inc.
                                                                                           (since 2002); NWQ Investment Management
                                                                                           Company, LLC (since 2002), Symphony
                                                                                           Asset Management LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, Santa
                                                                                           Barbara Asset Management LLC (since
                                                                                           2006) and of Nuveen HydePark Group, LLC
                                                                                           and Richards &Tierney, Inc. (since
                                                                                           2007).

[] KEVIN J. MCCARTHY                                                                       Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                              (since 2007); Vice President, and
   333 W. Wacker Drive         and Secretary         2007                  182             Assistant Secretary, Nuveen Asset
   Chicago, IL 60606                                                                       Management, Rittenhouse Asset
                                                                                           Management, Inc., Nuveen Investment
                                                                                           Advisers Inc., Nuveen Investment
                                                                                           Institutional Services Group LLC, NWQ
                                                                                           Investment Management Company, LLC,
                                                                                           Tradewinds Global Investors LLC,
                                                                                           NWQHoldings, LLC, Symphony Asset
                                                                                           Management LLC, Santa Barbara Asset
                                                                                           Management LLC, Nuveen HydePark Group,
                                                                                           LLC and Richards &Tierney, Inc. (since
                                                                                           2007); Vice President and Assistant
                                                                                           General Counsel, Nuveen Investments,
                                                                                           Inc. (since 2007). prior thereto,
                                                                                           Partner, Bell, Boyd & Lloyd LLP
                                                                                           (1997-2007).

[] JOHN V. MILLER                                                                          Managing Director (since 2007),
   4/10/67                                                                                 formerly, Vice President (2002-2007) of
   333 W. Wacker Drive         Vice President        2007                  182             Nuveen Investments, LLC; Chartered
   Chicago, IL 60606                                                                       Financial Analyst.

[] JAMES F. RUANE                                                                          Vice President, Nuveen Investments since
   7/3/62                      Vice President                                              2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  182             Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                   senior tax manager (since 2002);
                                                                                           Certified Public Accountant.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) For High Income Opportunity (NMZ), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NMZ is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality
     (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.


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In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.


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B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences


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APPROVAL PROCESS (continued)

     in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the


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Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the


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date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

     NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

     Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

     By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

     It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

     EASY AND CONVENIENT

     To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

     HOW SHARES ARE PURCHASED

     The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

     FLEXIBLE

     You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

     You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

     The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

     CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

     For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPF repurchased 182,300 Common shares. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:      www.nuveen.com/etf

                                       Share prices
                                       Fund details
                                       Daily financial news
                                       Investor education
                                       Interactive planning tools


                                                                     EAN-C-1007D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Premier Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------
October 31, 2007                            $ 18,733                     $ 0                  $ 500            $ 3,150
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------
October 31, 2006                            $ 17,717                     $ 0                  $ 400            $ 2,950
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------
October 31, 2006                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                     TOTAL NON-AUDIT FEES       TOTAL NON-AUDIT
                                                                      BILLED TO ADVISER AND      FEES BILLED TO
                                                                     AFFILIATED FUND SERVICE       ADVISER AND
                                                                      PROVIDERS (ENGAGEMENTS    AFFILIATED FUND
                                                     TOTAL           RELATED DIRECTLY TO THE    SERVICE PROVIDERS
                                                NON-AUDIT FEES      OPERATIONS AND FINANCIAL       (ALL OTHER
                                                BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)    TOTAL
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                                  $ 3,650                     $ 0                    $ 0          $ 3,650
October 31, 2006                                  $ 3,350                     $ 0                    $ 0          $ 3,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors or Trustees effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                    FUND
PAUL BRENNAN            Nuveen Premier Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company      14         $11.849 billion
                   Other Pooled Investment Vehicles   0          $0
                   Other Accounts                     1          $.7 million

* Assets are as of October 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of November 30, 2007, the S&P/Investortools Municipal Bond Index was comprised of 52,116 securities with an aggregate current market value of $1,034 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                              DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES
                                                                            DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                            EQUITY            IN THE REMAINDER OF
                                                                            SECURITIES        NUVEEN FUNDS MANAGED
                                                                            BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                             OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Premier Municipal Income Fund, Inc.       $0                $10,001-$50,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 15
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
JULY 10-31, 2007

                           51,200                $ 13.45      51,200                      1,948,800
AUGUST 1-31, 2007

                           58,800                $ 13.36      110,000                     1,890,000
SEPTEMBER 1-30, 2007

                           54,300                $ 13.44      164,300                     1,835,700
OCTOBER 1-31, 2007

                           18,000                $ 13.34      182,300                     1,817,700

TOTAL                      182,300

* The registrant's repurchase program was announced July 10, 2007. The registrant's repurchase program authorized the repurchase of 2,000,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premier Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.